As filed with the Securities and Exchange Commission on August 16, 2024

1933 Act Registration No. 33-72424

1940 Act Registration No. 811-8194

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 274	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 275	[X]

(Check appropriate box or boxes.)

FINANCIAL INVESTORS TRUST

(Exact name of Registrant as Specified in Charter)

1290 Broadway, Suite 1000

Denver, CO 80203

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

Brendan Hamill

Financial Investors Trust

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and Address of Agent of Service)

Copy to:

Peter H. Schwartz, Esq.

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, CO 80202

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on August 31, 2024, pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a) (1)
[ ]	on (date) pursuant to paragraph (a)
[ ]	75 days after filing pursuant to paragraph (a) (2)
[ ]	on (date), pursuant to paragraph (a) (2)

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EMERALD
MUTUAL FUNDS
DRIVEN BY RESEARCH
SINCE 1992

PROSPECTUS

August 31, 2024

EMERALD FINANCE AND BANKING INNOVATION FUND

Class A: HSSAX | Class C: HSSCX
Institutional Class: HSSIX | Investor Class: FFBFX

EMERALD GROWTH FUND

Class A: HSPGX | Class C: HSPCX
Institutional Class: FGROX | Investor Class: FFGRX

EMERALD INSIGHTS FUND

Class A: EFCAX | Class C: EFCCX
Institutional Class: EFCIX | Investor Class: EFCNX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Summary Sections	2
Investment Objective and Principal Strategies	15
More on each Fund’s Investments and Related Risks	16
Disclosure of Portfolio Holdings	25
Management	25
The Portfolio Managers	26
Administrator, Distributor and Transfer Agent of the Funds	27
Buying, Exchanging and Redeeming Shares	27
Share Transactions	33
Dividends and Distributions	35
Federal Income Taxes	35
Financial Highlights	37
Appendix A – Intermediary Sales Charge Waivers and Discounts	50
Additional Information About the Funds	Back Cover

EMERALD FINANCE AND BANKING INNOVATION FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks long term growth through capital appreciation. Income is a secondary objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary, in the section “BUYING, EXCHANGING AND REDEEMING SHARES” at page 27 of the prospectus and the section “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 30 of the Fund’s statement of additional information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts.

	Class A	Class C	Institutional Class	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases (as a percentage of offering price)	4.75%	0.00%	0.00%	0.00%
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	0.00%	1.00%	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.35%	0.75%	0.00%	0.25%
Total Other Expenses	0.42%	0.68%	0.48%	0.57%
Other Fund Expenses	0.42%	0.43%	0.43%	0.42%
Shareholder Services Fees	0.00%	0.25%	0.05%	0.15%
Total Annual Fund Operating Expenses(1)	1.77%	2.43%	1.48%	1.82%

(1)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$646	$1,006	$1,388	$2,457
Class C Shares	$346	$757	$1,295	$2,762
Institutional Class Shares	$151	$468	$808	$1,766
Investor Class Shares	$185	$572	$985	$2,134

You would pay the following expenses if you did not redeem your Shares:
Class A Shares	$646	$1,006	$1,388	$2,457
Class C Shares	$246	$757	$1,295	$2,762
Institutional Class Shares	$151	$468	$808	$1,766
Investor Class Shares	$185	$572	$985	$2,134

The Example does not reflect sales charges (loads) on dividends reinvested and other distributions. If these sales charges (loads) were included, your costs would be higher.

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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover was 56% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Emerald Finance and Banking Innovation Fund has adopted an investment policy that it will, under normal conditions, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in stocks (both common and preferred) of companies principally engaged in banking or financial services, and collective investment vehicles such as mutual funds and exchange-traded funds that invest in companies that are principally engaged in banking and financial services as denoted by being classified as within the Banks, Financial Services, Insurance or within the Transaction Processing Services SubSector (as determined by the Russell Industry Classification Benchmark). This requirement is applied at the time the Fund invests its assets. The Emerald Finance and Banking Innovation Fund’s policy to invest at least 80% of its assets in such a manner is non-fundamental, which means that it may be changed without shareholder approval.

The Fund can invest in companies from a wide range of industries and of various sizes. The Fund will invest primarily in mid and small-size companies, at the time of purchase. The Adviser typically defines mid and small-size companies as those having a market capitalization equal to or less than that of the largest companies in the Russell 2500 Index. As of July 1, 2024, the Russell 2500 Index included securities issued by companies that ranged in size between $18 million and $21.3 billion. Micro-cap stocks are not a principal investment strategy of the Fund. While the non-fundamental policy described above allows for the Fund to invest in companies that are principally engaged in either banking or financial services, the Fund has adopted a fundamental policy that it will invest not less than 25% of its net assets in securities of companies principally engaged in the banking industry and not less than 25% of its net assets in securities of companies principally engaged in the financial services industry. For purposes of this fundamental policy, a company is defined as being in the banking or financial services industries if such company is classified as within the Banks, Financial Services, Insurance or within the Transaction Processing Services SubSector (as determined by the Russell Industry Classification Benchmark).

Companies in the banking industry are defined to include U.S. and foreign commercial and industrial banking and savings institutions and their parent holding companies. Companies in the financial services industry are defined to include commercial and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, mortgage real estate investment trusts, insurance and insurance holding companies, leasing companies, and companies engaged in financial technology-related activities including decentralized finance and distributed ledger technology.

Financial technology is the application of new technological advancements to products and services in the financial industry, seeking to improve and automate the delivery and use of financial services. Financial technology helps companies and consumers better manage their financial operations by utilizing specialized software. Financial technology companies compete with traditional financial methods in the delivery of financial services. Mobile banking, peer-to-peer lending, decentralized ledger technology and cryptocurrency are examples of financial technology.

The Fund may invest in stocks of special purpose acquisition companies (“SPACs”). The Fund does not target a particular form of SPAC, with the exception that the SPAC must have identified an acquisition target at or prior to the time of the Fund’s investment, and such target must be consistent with the ICB SuperSectors or SubSector outlined above.

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) applies the theme of innovation to these investment guidelines by pursuing companies that the Adviser believes are reinventing/redesigning existing products/services thereby generating value for their customers, creating a competitive advantage and driving business growth.

The Adviser utilizes a growth approach to choosing securities based upon fundamental research which attempts to identify companies whose earnings growth rate exceeds that of their peer group, exhibit a competitive advantage in niche markets, or do not receive significant coverage from other institutional investors.

The Fund generally sells investments when the Adviser concludes that better investment opportunities exist in other securities, the security is fully valued, or the issuer’s circumstances or the political or economic outlook have changed.

There are no limitations with respect to the type of REITs in which the Fund may invest.

At this time, the Fund will not invest directly in cryptocurrencies or initial coin offerings.

PRINCIPAL RISKS OF THE FUND

Any of the investments made by the Fund can result in an investment loss, which may be significant. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Market Risk: Securities markets are volatile and can decline significantly in response to issuer, political, market, and economic developments including interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues. Such events include the pandemic caused by the novel coronavirus and its variants (COVID-19), which has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility. Such events also include Russia’s recent invasion of Ukraine, which could have a negative impact on the economy and business activity

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globally. Historically, markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. The Fund’s portfolio securities can be affected by events that affect the securities markets generally or particular segments of the market in which the Fund has invested. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Equity Securities Risk: The risks associated with investing in equity securities of companies include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. The price of equity securities can decline significantly in response to issuer, political, market, and economic developments including interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues.

Managed Portfolio Risk: The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Sector Risk: Sector risk is the possibility that all stocks within the same group of industries will decline in price due to sector-specific market or economic developments. The Fund may be overweight in certain sectors at various times.

Banking- and Financial Services-Related Investments Risk: The banking and financial services industries represent only a portion of the overall economy. Entities in these industries may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations. In addition, entities in these industries are particularly vulnerable to certain factors affecting the industries as a whole, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. There is a risk that those issuers (or the sector) will perform poorly and negatively impact the Fund.

Growth Stocks Risk: Growth-oriented stocks may be more sensitive to changes in current or expected earnings than other stocks. The market prices of companies believed to have good prospects for revenues and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall. In addition, if the market does not come to share the Adviser’s assessment of an investment’s long-term growth, the Fund may underperform other mutual funds or stock indexes.

Small and Medium Capitalization Stocks Risk: Investment in securities of small or medium-sized companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies.

Concentration Risk: The Fund concentrates its investments in such issuers to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Distributed Ledger Technology (“DLT”) and Blockchain Investments Risk. The Fund may invest in companies listed on U.S. and Canadian exchanges that are engaged in the use of, or have exposure to, DLT and blockchain. The mechanics of using DLT, including blockchain, to transact in assets such as securities or derivatives, is relatively new and untested and there is no assurance that widespread adoption will occur. DLT and blockchain are subject to a rapidly-evolving regulatory landscape in the United States and in other countries, which might include security, privacy or other regulatory concerns that could negatively impact the companies in which the Fund invests. Companies in which the Fund invests may also be subject to the risk of fraud and cybersecurity threats and intellectual property claims. A significant disruption of Internet connectivity could impede the functionality of these technologies and could adversely affect the Fund.

Financial Technology Risk. Companies that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. Financial technology companies may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments. Laws generally vary by country, creating some challenges to achieving scale. These financial technology companies may not currently derive any revenue, and there is no assurance that such company will derive any revenue from innovative technologies in the future. Additionally, financial technology companies may be adversely impacted by potential rapid product obsolescence, cybersecurity attacks, increased regulatory oversight and disruptions in the technology they depend on.

Foreign Securities Risk: To the extent the Fund invests in securities of foreign (non-U.S.) companies, the Fund may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

Canadian Securities Risk: The Fund may invest in the securities of companies listed for trading in Canada. Investments in Canadian issuers may subject the Fund to regulatory, political, currency, security and economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.

Liquidity Risk: Liquidity risk is financial risk due to uncertain liquidity. An institution might lose liquidity if its credit rating falls, it experiences sudden unexpected cash outflows, or some other event causes counterparties to avoid trading with or lending to the institution. A firm is also exposed to liquidity risk if markets on which it depends are subject to loss of liquidity. Derivative based

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securities and privately issued mortgage-related securities and other asset-backed securities, which do not have a government or government-sponsored guarantee that are subject to substantial market and credit risk may have greater liquidity risk. Less liquid securities may trade infrequently, trade at a smaller volume, and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.

Real Estate Securities and REITs Risk: Real estate investment trusts or “REITs” are issuers that invest in interests in real estate, including mortgages. Investing in REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including fluctuations in the value of underlying properties and defaults by borrowers or tenants. REITs may not be diversified and are subject to heavy cash flow dependency and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). REITs may have limited financial resources, trade less frequently and in a limited volume, and be subject to more abrupt or erratic price movements than more widely held securities.

Securities Issued By Other Investment Companies Risk: The Fund may invest in shares of other investment companies, including other mutual funds, money market funds, ETFs, HOLDRs, unit investment trusts, and closed-end funds, to gain exposure to a particular portion of the market rather than purchase securities directly. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.

Special Purpose Acquisition Company Risk. The Fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”). SPACs are often subject to extreme price volatility and speculative trading. SPACs may have little to no liquidity, and may trade at a discount to NAV. SPACs are “blank check” companies with no operating history. Accordingly, there is a limited basis, if any, on which to evaluate the SPAC’s ability to achieve its business objective, and the value of its securities is particularly dependent on the ability of the entity’s management to complete a profitable acquisition. The value of a SPAC’s securities can by highly volatile and may depreciate over time. A SPAC will not generate any revenues until, at the earliest, after the consummation of a transaction. Among other conflicts of interest, an investment in a SPAC may include the potential for misalignment of incentives in the structure of the SPAC.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.emeraldmutualfunds.com or by calling 1-855-828-9909.

Calendar Year Annual Returns — Class A

Best Quarter — December 31, 2020	45.62%
Worst Quarter — March 31, 2020	-39.58%

The Fund’s Class A share year-to-date return as of June 30, 2024 was -7.08%.

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Average Annual Total Returns
(for the periods ended December 31, 2023)

Emerald Finance & Banking Innovation Fund	1 Year	5 Years	10 Years
Class A (Inception Date of 2/18/97)
Returns Before Taxes	10.10%	-1.83%	2.65%
Returns After Taxes on Distributions*	10.10%	-2.51%	1.72%
Returns After Taxes on Distributions and Sale of Fund Shares	5.98%	-1.38%	2.13%
Russell 3000 Index (reflects no deductions for fees, expenses or taxes)***	25.96%	15.16%	11.48%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes) ****	16.93%	9.97%	7.16%
Russell 2000 Financial Services (reflects no deductions for fees, expenses or taxes) ****	12.24%	8.37%	7.27%
Class C (Inception Date of 07/01/00)**
Returns Before Taxes	13.81%	-1.52%	2.48%
Russell 3000 Index (reflects no deductions for fees, expenses or taxes)***	25.96%	15.16%	11.48%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes) ****	16.93%	9.97%	7.16%
Russell 2000 Financial Services (reflects no deductions for fees, expenses or taxes) ****	12.24%	8.37%	7.27%
Institutional Class (Inception Date of 3/19/2012)**
Returns Before Taxes	16.01%	-0.52%	3.50%
Russell 3000 Index (reflects no deductions for fees, expenses or taxes)***	25.96%	15.16%	11.48%
Russell 2000 Index (reflects no deductions for fees, expenses, or taxes) ****	16.93%	9.97%	7.16%
Russell 2000 Financial Services (reflects no deductions for fees, expenses or taxes) ****	12.24%	8.37%	7.27%
Investor Class (Inception Date of 3/16/10)**
Returns Before Taxes	15.56%	-0.90%	3.14%
Russell 3000 Index (reflects no deductions for fees, expenses or taxes)***	25.96%	15.16%	11.48%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes) ****	16.93%	9.97%	7.16%
Russell 2000 Financial Services (reflects no deductions for fees, expenses or taxes) ****	12.24%	8.37%	7.27%

*

After-tax returns are calculated by using the highest historical individual U.S. federal marginal income tax rates (i.e., maximum rates) and do not include state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-qualified accounts (i.e., retirement plans or Individual Retirement Accounts).

**

After-tax returns are only shown for Class A shares of the Fund. After-tax returns for Class C, Institutional Class and Investor Class shares will vary from those shown for Class A shares due to varying expenses among the classes. The returns do not include any applicable sales charges that an investor may pay to a broker-dealer or other financial intermediary when they buy or sell shares of the Fund.

***	Broad-based securities market index.

****	Additional index.

INVESTMENT ADVISER

Emerald is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Kenneth G. Mertz II, CFA, and Steven E. Russell, Esq. are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and make the final investment decisions for the Fund. Mr. Mertz is President and Chief Investment Officer of Emerald and President and Chief Investment Officer of Emerald Advisers, LLC. Mr. Russell is a Portfolio Manager of the Fund. Mr. Mertz and Mr. Russell have both managed the Fund from its inception in March 2012. Mr. Mertz had served as a portfolio manager of the Forward Banking and Finance Fund, the predecessor to the Fund, since its inception.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment in Class A, Class C and Investor Class shares is $2,000 for non-qualified accounts and $1,000 for qualified accounts. The minimum initial investment in Institutional Class shares is $1,000,000. The minimum subsequent investment is $100 for Class A, Class C and Investor Class shares. There is no minimum subsequent investment for Institutional Class shares. Investors may meet the minimum investment amount by aggregating multiple accounts within the Fund.

Purchases, exchanges and redemptions may be made directly or through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Investor Class shareholders should call 1-855-828-9909 for more information on how to invest.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxed as ordinary income, capital gains, qualified dividend income or Section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from a tax-qualified investment plan are subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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EMERALD GROWTH FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks long-term growth through capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial intermediary, in the section “BUYING, EXCHANGING AND REDEEMING SHARES” at page 27 of the prospectus and the section “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 30 of the Fund’s statement of additional information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts.

	Class A	Class C	Institutional Class	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases (as a percentage of offering price)	4.75%	0.00%	0.00%	0.00%
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	0.00%	1.00%	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.61%	0.61%	0.61%	0.61%
Distribution and Service (12b-1) Fees	0.35%	0.75%	0.00%	0.25%
Total Other Expenses	0.14%	0.40%	0.18%	0.28%
Other Fund Expenses	0.14%	0.15%	0.13%	0.13%
Shareholder Services Fees	0.00%	0.25%	0.05%	0.15%
Total Annual Fund Operating Expenses	1.10%	1.76%	0.79%	1.14%

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$582	$808	$1,052	$1,750
Class C Shares	$279	$554	$954	$2,070
Institutional Class Shares	$81	$252	$439	$977
Investor Class Shares	$116	$362	$627	$1,385

You would pay the following expenses if you did not redeem your Shares:
Class A Shares	$582	$808	$1,052	$1,750
Class C Shares	$179	$554	$954	$2,070
Institutional Class Shares	$81	$252	$439	$977
Investor Class Shares	$116	$362	$627	$1,385

The Example does not reflect sales charges (loads) on dividends reinvested and other distributions. If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). For U.S. federal income tax purposes, a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal conditions, the Fund typically invests in equity securities of U.S. and foreign companies, including common stocks, preferred stocks, and securities convertible into common or preferred stocks.

The Fund utilizes a fundamental approach to choosing securities: the research staff of Emerald conducts company-specific research analysis to identify companies whose earnings growth rate exceeds that of their peer group. Companies with perceived leadership positions and competitive advantages in niche markets that do not receive significant coverage from other institutional investors are favored.

The Fund can invest in companies from a wide range of industries and of various sizes. This includes smaller companies, which are defined by the Adviser as those having a market capitalization equal to or less than that of the largest companies in the Russell 2000 Index. As of July 1, 2024, the Russell 2000 Index included securities issued by companies that ranged in size between $18 million and $10.7 billion.

The Fund generally sells investments when the Adviser concludes that better investment opportunities exist in other securities, the security is fully valued, or the issuer’s circumstances or the political or economic outlook have changed.

PRINCIPAL RISKS OF THE FUND

Any of the investments made by the Fund can result in an investment loss, which may be significant. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Market Risk: Securities markets are volatile and can decline significantly in response to issuer, political, market, and economic developments including interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues. Such events include the pandemic caused by the novel coronavirus and its variants (COVID-19), which has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility. Such events also include Russia’s recent invasion of Ukraine, which could have a negative impact on the economy and business activity globally. Economic and/or geopolitical developments in China may affect the global economy. These conditions may trigger a significant reduction in international trade and damage to China’s economy. Events such as these and their consequences are difficult to predict and could have a negative impact on the Fund’s performance. Historically, markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. The Fund’s portfolio securities can be affected by events that affect the securities markets generally or particular segments of the market in which the Fund has invested. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Equity Securities Risk: The risks associated with investing in equity securities of companies include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. The price of equity securities can decline significantly in response to issuer, political, market, and economic developments including interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues.

Managed Portfolio Risk: The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Growth Stocks Risk: Growth-oriented stocks may be more sensitive to changes in current or expected earnings than other stocks. The market prices of companies believed to have good prospects for revenues and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall. In addition, if the market does not come to share the Adviser’s assessment of an investment’s long-term growth, the Fund may underperform other mutual funds or stock indexes.

Small and Medium Capitalization Stocks Risk: Investment in securities of medium- and smaller-sized companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies.

Foreign Securities Risk: To the extent the Fund invests in securities of foreign (non-U.S.) companies, the Fund may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

Canadian Securities Risk: The Fund may invest in the securities of companies listed for trading in Canada. Investments in Canadian issuers may subject the Fund to regulatory, political, currency, security and economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.

Health Care Sector Risk. Factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments can affect companies in the health care sector.

8

Liquidity Risk: Liquidity risk is financial risk due to uncertain liquidity. An institution might lose liquidity if its credit rating falls, it experiences sudden unexpected cash outflows, or some other event causes counterparties to avoid trading with or lending to the institution. A firm is also exposed to liquidity risk if markets on which it depends are subject to loss of liquidity. Derivative based securities and privately issued mortgage-related securities and other asset-backed securities, which do not have a government or government-sponsored guarantee, that are subject to substantial market and credit risk may have greater liquidity risk. Less liquid securities may trade infrequently, trade at a smaller volume, and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.

Real Estate Securities and REITs Risk: Real estate investment trusts or “REITs” are issuers that invest in interests in real estate, including mortgages. Investing in REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including fluctuations in the value of underlying properties and defaults by borrowers or tenants. REITs may not be diversified and are subject to heavy cash flow dependency and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income under the Code and failing to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). REITs may have limited financial resources, trade less frequently and in a limited volume, and be subject to more abrupt or erratic price movements than more widely held securities.

Securities Issued By Other Investment Companies Risk: The Fund may invest in shares of other investment companies, including other mutual funds, money market funds, ETFs, HOLDRs, unit investment trusts, and closed-end funds, to gain exposure to a particular portion of the market rather than purchase securities directly. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.emeraldmutualfunds.com or by calling 1-855-828-9909.

Calendar Year Annual Returns — Class A

Best Quarter — June 30, 2020	32.13%
Worst Quarter — March 31, 2020	-24.26%

The Fund’s Class A share year-to-date return as of June 30, 2024 was 9.71%.

9

Average Annual Total Returns
(for the periods ended December 31, 2023)

Emerald Growth	1 Year	5 Years	10 Years
Class A (Inception Date of 10/01/92)
Returns Before Taxes	13.05%	9.41%	7.72%
Returns After Taxes on Distributions*	11.36%	7.18%	6.07%
Returns After Taxes on Distributions and Sale of Fund Shares	8.87%	7.32%	5.98%
Russell 3000 Index (reflects no deductions for fees, expenses or taxes)***	25.96%	15.16%	11.48%
Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes) ****	18.66%	9.22%	7.16%
Class C (Inception Date of 07/01/00)**
Returns Before Taxes	16.93%	9.75%	7.54%
Russell 3000 Index (reflects no deductions for fees, expenses or taxes)***	25.96%	15.16%	11.48%
Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes) ****	18.66%	9.22%	7.16%
Institutional Class (Inception Date of 10/21/08)**
Returns Before Taxes	19.06%	10.82%	8.58%
Russell 3000 Index (reflects no deductions for fees, expenses or taxes)***	25.96%	15.16%	11.48%
Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes) ****	18.66%	9.22%	7.16%
Investor Class (Inception Date of 5/2/2011)**
Returns Before Taxes	18.59%	10.43%	8.20%
Russell 3000 Index (reflects no deductions for fees, expenses or taxes)***	25.96%	15.16%	11.48%
Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes) ****	18.66%	9.22%	7.16%

*

After-tax returns are calculated by using the highest historical individual U.S. federal marginal income tax rates (i.e., maximum rates) and do not include state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-qualified accounts (i.e., retirement plans or Individual Retirement Accounts).

**

After-tax returns are only shown for Class A shares of the Fund. After-tax returns for Class C, Institutional Class and Investor Class shares will vary from those shown for Class A shares due to varying expenses among the classes. The returns do not include any applicable sales charges that an investor may pay to a broker-dealer or other financial intermediary when they buy or sell shares of the Fund.

***	Broad-based securities market index.

****	Additional index.

INVESTMENT ADVISER

Emerald is the investment adviser to the Fund.

EMERALD’S PORTFOLIO MANAGERS

The members of the team are: Kenneth G. Mertz II, CFA, President, Stacey L. Sears, Portfolio Manager, and Joseph W. Garner, Portfolio Manager and Director of Research for Emerald and its affiliates. Mr. Mertz, Ms. Sears and Mr. Garner are jointly and primarily responsible for the management of the Fund’s portfolio, and each has served as a portfolio manager of the Fund since inception in March 2012. Mr. Mertz had served as a portfolio manager of the Forward Growth Fund, the predecessor to the Fund, since its inception, Ms. Sears since 2002 and Mr. Garner since 2006.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment in Class A, Class C and Investor Class shares is $2,000 for non-qualified accounts and $1,000 for qualified accounts. The minimum initial investment in Institutional Class shares is $1,000,000. The minimum subsequent investment is $100 for Class A, Class C and Investor Class shares. There is no minimum subsequent investment for Institutional Class shares. Investors may meet the minimum investment amount by aggregating multiple accounts within the Fund.

Purchases, exchanges and redemptions may be made directly or through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Investor Class shareholders should call 1-855-828-9909 for more information on how to invest.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxed as ordinary income, capital gains, qualified dividend income or Section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from a tax-qualified investment plan are subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

10

EMERALD INSIGHTS FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks long-term growth through capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial intermediary, in the section “BUYING, EXCHANGING AND REDEEMING SHARES” at page 27 of the prospectus and the section “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 30 of the Fund’s statement of additional information. In addition, please see Appendix A – Intermediary Sales Charge Waivers and Discounts.

	Class A	Class C	Institutional Class	Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases (as a percentage of offering price)	4.75%	0.00%	0.00%	0.00%
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	0.00%	1.00%	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.35%	0.75%	0.00%	0.25%
Total Other Expenses	0.93%	1.22%	0.98%	1.08%
Other Fund Expenses	0.93%	0.97%	0.93%	0.93%
Shareholder Services Fees	0.00%	0.25%	0.05%	0.15%
Total Annual Fund Operating Expenses(1)	2.03%	2.72%	1.73%	2.08%
Fee Waiver and Expense Reimbursement(2)	-0.68%	-0.72%	-0.68%	-0.68%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	1.35%	2.00%	1.05%	1.40%

(1)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

(2)

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.35%, 2.00%, 1.05% and 1.40% respectively. This agreement (the “Expense Agreement”) shall continue at least through August 31, 2025. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap then in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2025, without the approval by the Fund’s Board of Trustees.

(3)	Total Annual Fund Operating Expenses after fee Waiver/Expense Reimbursement may differ than those listed in the Financial Highlights.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers through the current term of the Expense Agreement, which ends on August 31, 2025. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 YEAR	3 YEARS	5 YEARS	10 YEARS
You would pay the following expenses if you redeemed your Shares:
Class A Shares	$606	$1,019	$1,456	$2,667
Class C Shares	$303	$776	$1,375	$2,994
Institutional Class Shares	$107	$478	$874	$1,982
Investor Class Shares	$143	$586	$1,055	$2,353

You would pay the following expenses if you did not redeem your Shares:
Class A Shares	$606	$1,019	$1,456	$2,667
Class C Shares	$203	$776	$1,375	$2,994
Institutional Class Shares	$107	$478	$874	$1,982
Investor Class Shares	$143	$586	$1,055	$2,353

The Example does not reflect sales charges (loads) on dividends reinvested and other distributions. If these sales charges (loads) were included, your costs would be higher.

11

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

Under normal conditions, the Fund typically invests in equity securities of U.S. and foreign companies, including common stocks, preferred stocks, and securities convertible into common or preferred stocks.

The Fund utilizes a fundamental approach to choosing securities: the Adviser’s research staff conducts company-specific research analysis to identify companies whose earnings growth rate exceeds that of their peer group, generally considered to be, growth companies. The Adviser favors companies with perceived leadership positions and competitive advantages in niche markets that do not receive significant attention from published analysts or other institutional investors.

The Fund can invest in companies from a wide range of industries and of various sizes. The Fund will invest primarily in mid and small-size companies. The Adviser typically defines mid-size companies as those having a market capitalization equal to or less than that of the largest companies in the Russell 3000® Growth Index. As of July 1, 2024, the Russell 3000® Growth Index included securities issued by companies that ranged in size between $18 million and $3.4 trillion. The Adviser typically defines small-size companies as those having a market capitalization equal to or less than that of the largest companies in the Russell 2000 Growth Index. As of July 1, 2024, the Russell 2000 Growth Index included securities issued by companies that ranged in size between $18 million and $10.7 billion.

The Fund generally sells investments when the Adviser concludes that better investment opportunities exist in other securities, the security is fully valued, or the issuer’s circumstances or the political or economic outlook have changed.

PRINCIPAL RISKS OF THE FUND

Any of the investments made by the Fund can result in an investment loss, which may be significant. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Market Risk: Securities markets are volatile and can decline significantly in response to issuer, political, market, and economic developments including interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues. Such events include the pandemic caused by the novel coronavirus and its variants (COVID-19), which has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility. Such events also include Russia’s recent invasion of Ukraine, which could have a negative impact on the economy and business activity globally. Economic and/or geopolitical developments in China may affect the global economy. These conditions may trigger a significant reduction in international trade and damage to China’s economy. Events such as these and their consequences are difficult to predict and could have a negative impact on the Fund’s performance. Historically, markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. The Fund’s portfolio securities can be affected by events that affect the securities markets generally or particular segments of the market in which the Fund has invested. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Equity Securities Risk: The risks associated with investing in equity securities of companies include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. The price of equity securities can decline significantly in response to issuer, political, market, and economic developments including interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues.

Managed Portfolio Risk: The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Growth Stocks Risk: Growth-oriented stocks may be more sensitive to changes in current or expected earnings than other stocks. The market prices of companies believed to have good prospects for revenues and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall. In addition, if the market does not come to share the Adviser’s assessment of an investment’s long-term growth, the Fund may underperform other mutual funds or stock indexes.

Small and Medium Capitalization Stocks Risk: Investment in securities of small or medium-sized companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies.

Technology Sector Risk: To the extent the Fund invests in technology companies, the Fund is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

12

Foreign Securities Risk: To the extent the Fund invests in securities of foreign (non-U.S.) companies, the Fund may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

Canadian Securities Risk: The Fund may invest in the securities of companies listed for trading in Canada. Investments in Canadian issuers may subject the Fund to regulatory, political, currency, security and economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.emeraldmutualfunds.com or by calling 1-855-828-9909.

Calendar Year Annual Returns — Class A

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-0.49%
3.44%
22.55%
-9.11%
36.24%
49.66%
23.27%
-31.12%
34.13%
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
12/31/2021
12/31/2022
12/31/2023

Best Quarter — June 30, 2020	35.17%
Worst Quarter — June 30, 2022	-23.71%

The Fund’s Class A share year-to-date return as of June 30, 2024 was 17.65%.

13

Average Annual Total Returns
(for the periods ended December 31, 2023)

Emerald Insights	1 Year	5 Years	Since Inception (August 1, 2014)
Class A
Returns Before Taxes	34.13%	18.35%	11.20%
Returns After Taxes on Distributions*	34.13%	16.35%	9.57%
Returns After Taxes on Distributions and Sale of Fund Shares	20.20%	14.34%	8.65%
Russell 3000® Index (reflects no deductions for fees, expenses or taxes)***	25.96%	15.16%	11.70%
Russell 3000® Growth Index (reflects no deductions for fees, expenses or taxes)****	41.21%	18.85%	14.84%
Class C**
Returns Before Taxes	38.96%	18.74%	11.04%
Russell 3000® Index (reflects no deductions for fees, expenses or taxes)***	25.96%	15.16%	11.70%
Russell 3000® Growth Index (reflects no deductions for fees, expenses or taxes) ****	41.21%	18.85%	14.84%
Institutional Class**
Returns Before Taxes	41.17%	19.87%	12.10%
Russell 3000® Index (reflects no deductions for fees, expenses or taxes) ***	25.96%	15.16%	11.70%
Russell 3000® Growth Index (reflects no deductions for fees, expenses or taxes) ****	41.21%	18.85%	14.84%
Investor Class**
Returns Before Taxes	40.82%	19.48%	11.72%
Russell 3000® Index (reflects no deductions for fees, expenses or taxes) ***	25.96%	15.16%	11.70%
Russell 3000® Growth Index (reflects no deductions for fees, expenses or taxes) ****	41.21%	18.85%	14.84%

*

After-tax returns are calculated by using the highest historical individual U.S. federal marginal income tax rates (i.e., maximum rates) and do not include state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares in tax-qualified accounts (i.e., retirement plans or Individual Retirement Accounts).

**

After-tax returns are only shown for Class A shares of the Fund. After-tax returns for Class C, Institutional Class and Investor Class shares will vary from those shown for Class A shares due to varying expenses among the classes. The returns do not include any applicable sales charges that an investor may pay to a broker-dealer or other financial intermediary when they buy or sell shares of the Fund.

***	Broad-based securities market index.

****	Additional index.

INVESTMENT ADVISER

Emerald is the investment adviser to the Fund.

EMERALD’S PORTFOLIO MANAGERS

David A. Volpe, CFA®, and Steve Amsterdam are jointly and primarily responsible for the day-to-day management of the Fund's portfolio and make the final investment decisions for the Fund. Mr. Volpe, Managing Director of Emerald, has served as a portfolio manager since the Fund’s inception in July 2014. Mr. Amsterdam, Senior Research Analyst of Emerald, has served as an associate portfolio manager from 2014-2022 and a portfolio manager since 2023. Messrs. Volpe and Amsterdam are jointly and primarily responsible for the management of the Fund's portfolio.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment in Class A, Class C and Investor Class shares is $2,000 for non-qualified accounts and $1,000 for qualified accounts. The minimum initial investment in Institutional Class shares is $1,000,000. The minimum subsequent investment is $100 for Class A, Class C and Investor Class shares. There is no minimum subsequent investment for Institutional Class shares. Investors may meet the minimum investment amount by aggregating multiple accounts within the Fund.

Purchases, exchanges and redemptions may be made directly or through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Investor Class shareholders should call 1-855-828-9909 for more information on how to invest.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxed as ordinary income, capital gains, qualified dividend income or Section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from a tax-qualified investment plan are subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14

EMERALD FINANCE AND BANKING INNOVATION FUND
EMERALD GROWTH FUND
EMERALD INSIGHTS FUND

(EACH A “FUND,” AND COLLECTIVELY, THE “FUNDS” OR THE “EMERALD FUNDS”)

Investment Objective and Principal Strategies

This section describes each Fund’s investment objective and principal investment strategies. See “More on Each Fund’s Investments and Related Risks” in this Prospectus and the Statement of Additional Information for more information about each Fund’s investments and the risks of investing.

What are the Funds’ Investment Objectives?

●	The Emerald Finance and Banking Innovation Fund seeks long-term growth through capital appreciation. Income is a secondary objective.
●	The Emerald Growth Fund seeks long-term growth through capital appreciation.
●	The Emerald Insights Fund seeks long-term growth through capital appreciation.

While there is no assurance that any Fund will achieve its investment objective, each Fund endeavors to do so by following the strategies and policies described in this Prospectus.

Each Fund’s Board of Trustees (the “Board”) may change this investment objective or the Fund’s principal investment strategies without a shareholder vote. The Emerald Finance and Banking Innovation Fund will notify shareholders at least sixty (60) days prior to any change by the Emerald Finance and Banking Innovation Fund of its 80% investment policy.

If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

What are each Fund’s Principal Investment Strategies?

The Emerald Finance and Banking Innovation Fund

The Emerald Finance and Banking Innovation Fund has adopted an investment policy that it will, under normal conditions, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in stocks (both common and preferred) of companies principally engaged in banking or financial services, and collective investment vehicles such as mutual funds and exchange-traded funds that invest in companies that are principally engaged in banking and financial services as denoted by being classified as within the Banks, Financial Services, Insurance, or within the Transaction Processing Services SubSector (as determined by the Russell Industry Classification Benchmark). This requirement is applied at the time the Fund invests its assets. The Emerald Finance and Banking Innovation Fund’s policy to invest at least 80% of its assets in such a manner is non-fundamental, which means that it may be changed without shareholder approval. The 80% investment policy may be changed at any time by the Board of Trustees. Shareholders will be given written notice at least sixty (60) days prior to any change by the Emerald Finance and Banking Innovation Fund of its 80% investment policy.

The Fund can invest in companies from a wide range of industries and of various sizes. The Fund will invest primarily in mid and small-size companies, at the time of purchase. The Adviser typically defines mid and small-size companies as those having a market capitalization equal to or less than that of the largest companies in the Russell 2500 Index. As of July 1, 2024, the Russell 2500 Index included securities issued by companies that ranged in size between $18 million and $21.3 billion. Micro-cap stocks are not a principal investment strategy of the Fund. While the non-fundamental policy described above allows for the Fund to invest in companies that are principally engaged in either banking or financial services, the Fund has adopted a fundamental policy that it will invest not less than 25% of its net assets in securities of companies principally engaged in the banking industry and not less than 25% of its net assets in securities of companies principally engaged in the financial services industry. For purposes of this fundamental policy, a company is defined as being in the banking or financial services industries if such company is classified as within the Banks, Financial Services, Insurance, or within the Transaction Processing Services SubSector (as determined by the Russell Industry Classification Benchmark).

Companies in the banking industry are defined to include U.S. and foreign commercial and industrial banking and savings institutions and their parent holding companies. Companies in the financial services industry are defined to include commercial and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, mortgage real estate investment trusts, insurance and insurance holding companies, leasing companies, and companies engaged in financial technology-related activities including decentralized finance and distributed ledger technology.

Financial technology is the application of new technological advancements to products and services in the financial industry, seeking to improve and automate the delivery and use of financial services. Financial technology helps companies and consumers better manage their financial operations by utilizing specialized software. Financial technology companies compete with traditional financial methods in the delivery of financial services. Mobile banking, peer-to-peer lending, decentralized ledger technology and cryptocurrency are examples of financial technology.

The Fund may invest in stocks of special purpose acquisition companies (“SPACs”). The Fund does not target a particular form of SPAC, with the exception that the SPAC must have identified an acquisition target at or prior to the time of the Fund’s investment, and such target must be consistent with the ICB SuperSectors or SubSector outlined above.

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) applies the theme of innovation to these investment guidelines by pursuing companies that the Adviser believes are reinventing/redesigning existing products/services thereby generating value for their customers, creating a competitive advantage and driving business growth.

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The Adviser utilizes a growth approach to choosing securities based upon fundamental research which attempts to identify companies whose earnings growth rate exceeds that of their peer group, exhibit a competitive advantage in niche markets, or do not receive significant coverage from other institutional investors.

The Fund generally sells investments when the Adviser concludes that better investment opportunities exist in other securities, the security is fully valued, or the issuer’s circumstances or the political or economic outlook have changed.

There are no limitations with respect to the type of REITs in which the Fund may invest.

At this time, the Fund will not invest directly in cryptocurrencies or initial coin offerings.

The Emerald Growth Fund

Under normal conditions, the Fund typically invests in equity securities of U.S. and foreign companies, including common stocks, preferred stocks, and securities convertible into common or preferred stocks.

The Fund utilizes a fundamental approach to choosing securities: the research staff of Emerald conducts company-specific research analysis to identify companies whose earnings growth rate exceeds that of their peer group. Companies with perceived leadership positions and competitive advantages in niche markets that do not receive significant coverage from other institutional investors are favored.

The Fund can invest in companies from a wide range of industries and of various sizes. This includes smaller companies, which are defined by the Adviser as those having a market capitalization equal to or less than that of the largest companies in the Russell 2000 Index. As of July 1, 2024, the Russell 2000 Index included securities issued by companies that ranged in size between $18 million and $10.7 billion.

The Fund generally sells investments when the Adviser concludes that better investment opportunities exist in other securities, the security is fully valued, or the issuer’s circumstances or the political or economic outlook have changed.

The Emerald Insights Fund

Under normal conditions, the Fund typically invests in equity securities of U.S. and foreign companies, including common stocks, preferred stocks, and securities convertible into common or preferred stocks.

The Fund utilizes a fundamental approach to choosing securities: the Adviser’s research staff conducts company-specific research analysis to identify companies whose earnings growth rate exceeds that of their peer group, generally considered to be, growth companies. The Adviser favors companies with perceived leadership positions and competitive advantages in niche markets that do not receive significant attention from published analysts or other institutional investors.

The Fund can invest in companies from a wide range of industries and of various sizes. The Fund will invest primarily in mid and small-size companies. The Adviser typically defines mid-size companies as those having a market capitalization equal to or less than that of the largest companies in the Russell 3000® Growth Index. As of July 1, 2024, the Russell 3000® Growth Index included securities issued by companies that ranged in size between $18 million and $3.4 trillion. The Adviser typically defines small-size companies as those having a market capitalization equal to or less than that of the largest companies in the Russell 2000 Growth Index. As of July 1, 2024, the Russell 2000 Growth Index included securities issued by companies that ranged in size between $18 million and $10.7 billion.

The Fund generally sells investments when the Adviser concludes that better investment opportunities exist in other securities, the security is fully valued, or the issuer’s circumstances or the political or economic outlook have changed.

More on each Fund’s Investments and Related Risks

Each Fund’s investment objective and its principal investment strategies are described above under “Investment Objective and Principal Investment Strategies.” This section provides additional information about each Fund’s investment strategies and certain portfolio management techniques each Fund may use, as well as the principal and other risks that may affect each Fund’s portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Funds’ Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

OTHER INVESTMENT POLICIES

Investment Limitations

Except with respect to the illiquid investment restrictions set forth below and as otherwise required by the 1940 Act and the rules and regulations thereunder, all limitations on each Fund’s investments listed in this Prospectus will apply at the time of investment. Each Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets.

Cash Position

Each Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if the Fund remained more fully invested.

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Changes of Investment Policies

Certain of the Funds’ investment policies are non-fundamental investment policies, including the Emerald Finance and Banking Innovation Fund’s policy to invest at least 80% of its assets in stocks (both common and preferred) of companies principally engaged in the banking or financial services industries. Such non-fundamental investment policies may be changed at any time without shareholder approval by the Board of Trustees. The Emerald Finance and Banking Innovation Fund will provide at least sixty (60) days prior to any change by the Emerald Finance and Banking Innovation Fund of its 80% investment policy. Unless expressly stated otherwise in the Prospectus or the Statement of Additional Information, any other investment policies or restrictions contained in the Prospectus or Statement of Additional Information are non-fundamental.

Temporary Defensive Positions

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in short-term debt securities, cash and cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

Illiquid Securities

A Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions). Generally, a security is considered illiquid if it cannot be disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment.

Additional Information Regarding Investment Strategies

With respect to any percentage restriction on investment or use of assets discussed in the relevant “Fund Summary” sections above, if such a percentage restriction is adhered to at the time a transaction is effected, a later increase or decrease in such percentage resulting from changes in values of securities or loans or amounts of net assets or security characteristics will not be considered a violation of the restriction. Any such changes in percentages do not require the sale of a security, but rather the Adviser will consider which action is in the best interest of a Fund and its shareholders, including the sale of the security.

What are the Principal and Non-Principal Risks of Investing in Each Fund?

There are inherent risks associated with each Fund’s principal investment strategies. The factors that are most likely to have a material effect on a particular Fund’s investment portfolio as a whole are called “principal risks.” The principal risks of each Fund are summarized in each Fund’s “Fund Summary” section above and further described following the table. This table identifies the principal risks of each Fund. For those principal risks, this table also identifies whether such each such risk is principal, non-principal, or not applicable for the other Funds covered by this Prospectus. For additional information regarding risks of investing in a Fund, please see the SAI.

Risks	Emerald Finance and Banking Innovation Fund	Emerald Growth Fund	Emerald Insights Fund
Banking and Financial Services Industry Risk	P	N/A	N/A
Concentration Risk	P	N/A	N/A
Cryptocurrency Exposure Risk	P	N/A	N/A
Distributed Ledger Technology and Blockchain Investments Risk	P	N/A	N/A
Equity Securities Risk	P	P	P
Financial Technology Risk	P	N/A	P
Foreign Securities Risk	P	P	P
Growth Stocks Risk	P	P	P
Health Care Sector Risk	N/A	P	NP
Liquidity Risk	P	P	NP
Managed Portfolio Risk	P	P	P
Market Risk	NP	NP	P
Real Estate Securities and REITs	P	P	NP
Sector Risk	P	N/A	N/A
Securities Issued By Other Investment Companies Risk	P	P	NP
Small and Medium Capitalization Stocks Risk	P	P	P
Special Purpose Acquisition Company Risk	P	N/A	P
Technology Sector Risk	N/A	N/A	P

P = Principal Risk	NP = Non-Principal Risk	N/A = Not Applicable

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Banking- and Financial Services-Related Investments Risk

The banking and financial services industries represent only a portion of the overall economy and, therefore, a Fund that concentrates its investments in these industries may experience greater volatility than funds investing in a broader range of industries.

In addition, companies in these industries may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations affecting the banking and financial services industries. The value of a Fund’s shares is particularly vulnerable to factors affecting the banking and financial services industries, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation, and price competition.

There is a risk that those issuers (or the sector) will perform poorly and negatively impact the Fund.

Concentration Risk

A Fund that concentrates in the banking and financial services industries, such as the Emerald Finance and Banking Innovation Fund, may be subject to greater risks than a portfolio without such a concentration. Such a Fund will be particularly subject to the risks associated with regulatory developments in, or related to, the banking and financial services industries. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Cryptocurrency Exposure Risk

Cryptocurrency, often referred to as “virtual currency” or “digital currency,” operates as a decentralized, peer-to-peer financial exchange and value storage that is used like money. The Fund may have exposure to cryptocurrency, indirectly through an investment in an investment vehicle. Cryptocurrencies operate without central authority or banks and is not back by any government. Cryptocurrencies may experience very high volatility and related investment vehicles may be affected by such volatility. Cryptocurrency is not legal tender. Federal, state or foreign governments may restrict the use and exchange of cryptocurrency, and regulation in the U.S. is still developing. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware. Cryptocurrency markets are also potentially subject to market manipulation. As the Fund will not invest directly in cryptocurrencies and indirect cryptocurrency exposure will only be one component of the Fund’s investments, the Fund is not expected to track the price movements of cryptocurrencies.

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Depositary Receipts Risk

Depositary receipts are securities issued by banks and other financial institutions that represent interests in the stocks of foreign companies. They include, but are not limited to, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, Russian Depositary Certificates, Philippine Depositary Receipts, and Brazilian Depositary Receipts. Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. As a result, there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices may be more volatile than if such instruments were sponsored by the issuer. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

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Distributed Ledger Technology (“DLT”) and Blockchain Investments Risk

The Fund may invest in companies that are engaged in the use of, or have exposure to, DLT and blockchain. Distributed ledger technology (“DLT”) is similar to a database that is consensually shared, replicated, and synchronized. When an individual deposits a sum of money into a banking institution, the individual expects that the sum will be there until they decide to exchange it for goods or services. The individual expects the bank will have an accurate record of the transaction, such as the amount, depositor, date, and time of the deposit. More broadly, society relies on central repositories, such as banks or governments, to collect, maintain, and protect the recorded actions of individuals or institutions. DLT differs from centralized repositories in that it decentralizes the source of such expectations. An individual deposits funds into a digital wallet and the value is captured on the DLT. If this individual purchases a digital song, the transaction is captured in the DLT along with the change in fund level in the individual’s digital account. The bank is not required as a third party. Instead, the record is recorded in the DLT and shared by all the parties with access on the network.

Blockchain is a type of DLT and contains three core parts, the block, the chain, and the network.

The “Block” is a list of recorded transactions that remain on the chain forever. Transactions can represent virtually any type of activity from registering a land deed to a single purchase. Any rules relating to the block itself are established when the network is first created. For example, the maximum number of transactions in a block or the size of each block can be limited.

The “Chain” is created when the block reaches its maximum size of transactions; it is chained or linked to the preceding block through a “hash.” A hash is an algorithm that takes a variable string of data and generates a fixed length value. The hash value of one block is inserted into the next block. This makes a link between the new block and the previous block. Repeating a hash function on an unaltered block of data will always generate the same fixed-length value. If a block of data is altered, the resulting hash output will be different. A user can then see the hashes are different and will know the original block has been altered and may no longer be trustworthy.

The “Network” is a cluster of servers or “nodes” running a blockchain. Each node contains the complete record of all transactions on a blockchain. No centralized “official” copy exists and no node is “trusted” more than another. The data integrity is maintained by the blockchain’s replication on all of the nodes. Each blockchain has its own rules or algorithms governing how nodes validate transactions intended for entry into the blockchain. These rules are called a consensus mechanism and are established when the blockchain is created. Each blockchain has its own consensus mechanism depending on the type of transaction it is capturing. Some consensus mechanisms are known as “proof of work”, “proof of space” or “proof of stake.” These mechanisms facilitate authenticity, or the immutability of transaction records.

DLT companies are those committing material resources to developing, researching, supporting, innovating or utilizing DLT technology for their proprietary use or for use by others (“DLT Companies”). These DLT Companies are committing material resources to further the use and deployment of DLT, including blockchain, to seek to, for example, streamline the distribution and verification of cross-border payments; more efficiently store and secure cloud-based digital data; facilitate trusted transactions based on data security and privacy; and mitigate risk in supply chain management, among other uses.

Blockchain technology is an emerging technology that is capable of redefining how a record of value is transacted. Blockchain technology seeks to solve transactional challenges of counterparty trust and the need for a central repository or ledger by providing a transparent and secure process to transfer and digitally record information on a shared transaction database through a secure, decentralized, peer-to-peer distributed ledger. In this regard, it is designed to seek to facilitate the transfer of information or property between users such that the transfer is secure and known to all participants and shared across a distributed network where, once verified, the legitimacy of the transfer is established. Blockchain technology may be used to support a vast array of business applications in many different industries and markets, and the extent of its versatility has not yet been fully explored.

An investment in these companies may be subject to the following risks:

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The technology is new and many of its uses may be untested. The mechanics of using DLT to transact in other types of assets, such as securities or derivatives, is relatively new and untested. There is no assurance that widespread adoption will occur. A lack of expansion in the usage of DLT and/or blockchain technology could adversely affect an investment in Fund. A breach to one blockchain could cause investors, and the public generally, to lose trust in blockchain technology and increase reluctance to issue and invest in assets recorded on blockchains. Furthermore, DLT and blockchain technology is subject to a rapidly-evolving regulatory landscape in the United States and in other countries, which might include security, privacy or other regulatory concerns that could require changes to blockchain networks.

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Theft, loss or destruction. Transacting on a blockchain depends in part specifically on the use of cryptographic keys that are required to access a user’s account (or “wallet”). The theft, loss or destruction of these keys impairs the value of ownership claims users have over the relevant assets being represented by the ledger (whether “smart contracts,” securities, currency or other digital assets). The theft, loss or destruction of private or public keys needed to transact on a blockchain could also adversely affect a company’s business or operations if it were dependent on the ledger.

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Cyber security incidents. Cyber security incidents may compromise an issuer, its operations or its business. Cyber security incidents may also specifically target a user’s transaction history, digital assets, or identity, thereby leading to privacy concerns. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

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Developmental risk. DLT and/or Blockchain technology may never develop optimized transactional processes that lead to realized economic returns for any company in which the Fund invests. Companies that are developing applications of blockchain technology applications may not in fact do so or may not be able to capitalize on those blockchain technologies. The development of new or competing platforms may cause consumers and investors to use alternatives to blockchains.

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Intellectual property claims. A proliferation of recent startups attempting to apply DLT or blockchain technology in different contexts means the possibility of conflicting intellectual property claims could be a risk to an issuer, its operations or its business. This could also pose a risk to DLT or blockchain platforms that permit transactions in digital securities. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the viability of DLT or blockchain may adversely affect an investment in the Fund.

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Lack of liquid markets, and possible manipulation of blockchain-based assets. Digital assets that are represented and trade on a blockchain may not necessarily benefit from viable trading markets. Stock exchanges have listing requirements and vet issuers, and perhaps users. These conditions may not necessarily be replicated on a blockchain, depending on the platform’s controls and other policies. The more lenient a blockchain is about vetting issuers of digital assets or users that transact on the platform, the higher the potential risk for fraud or the manipulation of digital assets. These factors may decrease liquidity or volume, or increase volatility of digital securities or other assets trading on a blockchain.

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Lack of regulation. Digital commodities and their associated platforms are largely unregulated, and the regulatory environment is rapidly evolving. Because blockchain works by having every transaction build on every other transaction, participants can self-police any corruption, which can mitigate the need to depend on the current level of legal or government safeguards to monitor and control the flow of business transactions. As a result, companies engaged in such blockchain activities may be exposed to adverse regulatory action, fraudulent activity or even failure.

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Third party product defects or vulnerabilities. Where blockchain systems are built using third party products, those products may contain technical defects or vulnerabilities beyond a company’s control. Open-source technologies that are used to build a blockchain application may also introduce defects and vulnerabilities.

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Reliance on the Internet. Blockchain functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies and adversely affect the Fund.

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Line of business risk. Some of the companies in which the Fund may invest are engaged in other lines of business unrelated to DLT or blockchain and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to its use of DLT or blockchain, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Equity Securities Risk

A Fund may invest in equity securities, which include common, preferred, and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. The price of equity securities can fluctuate, at times dramatically, based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. The price of equity securities can decline significantly in response to issuer, political, market, and economic developments including interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues.

Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services, and a company’s performance may also be impacted by developments affecting the particular issuer or its industry or geographic sector. As a result, individual companies may not perform as anticipated. Furthermore, stock markets in which a Fund invests may experience periods of turbulence and instability and domestic and global economies may go through periods of decline and change, which may negatively impact the price of equity securities.

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A Fund may invest in securities of varying market capitalizations. Investments in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations, like those with small market capitalizations, can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace. Convertible securities, like fixed-income securities, tend to increase in value when interest rates decline and decrease in value when interest rates increase and may also be affected by changes in the value of the underlying common stock into which the securities may be converted. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates and more volatile than convertible securities with shorter maturities. In addition, issuers of convertible securities that pay fixed interest and dividends may default on interest or principal payments, and an issuer may have the right to buy back certain convertible securities at a time and a price that is unfavorable to a Fund.

Financial Technology Risk

Companies that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. Financial technology companies may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments. Laws generally vary by country, creating some challenges to achieving scale. These financial technology companies may not currently derive any revenue, and there is no assurance that such company will derive any revenue from innovative technologies in the future. Additionally, financial technology companies may be adversely impacted by potential rapid product obsolescence, cybersecurity attacks, increased regulatory oversight and disruptions in the technology they depend on.

Foreign Securities Risk

To the extent the Fund invests in securities of foreign (non-U.S.) companies, the Fund may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. Such risks include adverse political and economic developments or social instability; the imposition of foreign withholding taxes or exchange controls; expropriation or nationalization; currency blockage (which could prevent cash from being brought back to the United States); the impact of exchange rate and foreign currency fluctuations on the market value of foreign securities; more limited availability of public information regarding security issuers; the degree of governmental supervision regarding securities markets; different accounting, auditing and financial standards; and difficulties in enforcing legal rights (particularly with regard to depository receipts in which the holders may not have the same rights as shareholders).Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

The Fund may invest in American Depositary Receipts (ADRs). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in their national markets and currencies. ADRs are subject to risks similar to those associated with direct investment in foreign securities.

Furthermore, non-U.S. taxes also could detract from performance. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due.

Canadian Securities Risk. The Fund may invest in the securities of companies listed for trading in Canada. Investments in Canadian issuers may subject the Fund to regulatory, political, currency, security and economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.

Growth Stocks Risk

Growth oriented stocks may be more sensitive to changes in current or expected earnings than other stocks. The market prices of companies believed to have good prospects for revenues and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall. In addition, if the market does not come to share the Adviser’s assessment of an investment’s long term growth, a Fund may underperform other mutual funds or stock indexes.

Health Care Sector Risk

Factors that may affect the profitability of companies in the health care sector include extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products and product obsolescence due to industry innovation, changes in technologies and other market developments. A major source of revenue for the health care sector is payments from Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs, as well as state or local health care reform measures. Companies in the health care sector depend heavily on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of companies in this sector. Health care companies also are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make raising prices difficult and, at times, may result in price discounting. In addition, companies in the health care sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

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Liquidity Risk

Liquidity risk is financial risk due to uncertain liquidity. An institution might lose liquidity if its credit rating falls, it experiences sudden unexpected cash outflows, or some other event causes counterparties to avoid trading with or lending to the institution. A firm is also exposed to liquidity risk if markets on which it depends are subject to loss of liquidity. Derivative based securities and privately issued mortgage related securities and other asset backed securities, which do not have a government or government sponsored guarantee, that are subject to substantial market and credit risk may have greater liquidity risk. Less liquid securities may trade infrequently, trade at a smaller volume, and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.

Managed Portfolio Risk

The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Market Risk

Securities markets are volatile and can decline significantly in response to issuer, political, market, and economic developments including interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues. Such events include the pandemic caused by the novel coronavirus and its variants (COVID-19), which has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility. Such events also include Russia’s recent invasion of Ukraine, which could have a negative impact on the economy and business activity globally. Economic and/or geopolitical developments in China may affect the global economy. These conditions may trigger a significant reduction in international trade and damage to China’s economy. Events such as these and their consequences are difficult to predict and could have a negative impact on the Fund’s performance. Historically, markets have moved in cycles, and the value of a Fund’s securities may fluctuate drastically from day to day. A Fund’s portfolio securities can be affected by events that affect the securities markets generally or particular segments of the market in which the Fund has invested. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in a Fund.

Real Estate Securities and REITs Risk

The Funds do not concentrate investments in opportunities in the real estate industry but may otherwise invest in real estate related securities, which may pose certain risks associated with investments in entities focused on real estate activities. Real estate investment trusts or “REITs” are issuers that invest in interests in real estate, including mortgages. Investing in REITs may subject a Fund to risks similar to those associated with the direct ownership of real estate, including fluctuations in the value of underlying properties and defaults by borrowers or tenants. REITs may not be diversified and are subject to heavy cash flow dependency and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, trade less frequently and in a limited volume, and be subject to more abrupt or erratic price movements than more widely held securities. In addition, the organizational documents of a REIT may give the trust’s sponsors the ability to control the operation of the REIT even though another person or entity could own a majority of the interests of the trust. These trusts may also contain provisions which would delay or make a change in control of the REIT difficult.

A Fund is also subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates, and defaults by borrowers or tenants. The value of equities that service the real estate business sector may also be affected by such risks.

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Securities Issued By Other Investment Companies Risk

A Fund may invest in shares of other investment companies, including other mutual funds, money market funds, ETFs, HOLDRs, unit investment trusts, and closed-end funds, to gain exposure to a particular portion of the market rather than purchase securities directly. Investing in another investment company exposes a Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.

Sector Risk

Sector risk is the possibility that all stocks within the same group of industries will decline in price due to sector-specific market or economic developments. The Fund may be overweight in certain sectors at various times.

Small or Medium Capitalization Stocks Risk

Investment in securities of medium-or small-sized companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies. The trading volume of securities of medium-sized or smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make prices fall more in response to selling pressure than is the case with larger companies. Medium-sized or smaller companies may also have limited markets, product lines, or financial resources, and may lack management experience.

Special Purpose Acquisition Company Risk

The Fund may invest in stock, rights, warrants, and other securities of special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”). A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an initial public offering (“IPO”) for the purpose of acquiring an existing company. The typical SPAC IPO involves the sale of units consisting of one share of common stock combined with one or more warrants or fractions of warrants to purchase common stock at a fixed price upon or after consummation of the acquisition. Shortly after the SPAC’s IPO, such units typically are split into publicly listed common stock and warrants (and rights, if applicable) which are each listed and traded separately. The proceeds from the IPO are placed in trust until such time that the SPAC identifies and consummates the acquisition. A SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. If the SPAC does not complete the acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the entity’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs are often subject to extreme price volatility and speculative trading. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, SPACs may have little to no liquidity, and may trade at a discount to NAV.

SPACs are “blank check” companies with no operating history and, at the time that the Fund invests in a SPAC, the SPAC typically has not conducted any discussions or made any plans, arrangements or understandings with any prospective transaction candidates. Accordingly, there is a limited basis, if any, on which to evaluate the SPAC’s ability to achieve its business objective, and the value of its securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. The SPACs in which the Fund may invest may have less publicly available information than that which is available in connection with traditional IPOs, and early investors in a SPAC may invest solely on the reputation of the SPAC’s sponsor. Additionally, the value of a SPAC’s securities can by highly volatile and may depreciate over time. While certain SPACs are formed to make transactions in specified market sectors, others are complete “blank check” companies, and the management of the SPAC may have limited experience or knowledge of the market sector in which the transaction is made. Accordingly, at the time that the Fund invests in a SPAC, there may be little or no basis for the Fund to evaluate the possible merits or risks of the particular industry in which the SPAC may ultimately operate or the target business which the SPAC may ultimately acquire, and the Fund may invest in a SPAC at a higher price, which would reduce the return to shareholders. A SPAC will not generate any revenues until, at the earliest, after the consummation of a transaction. There can be no assurance that a market will develop.

The proceeds of a SPAC IPO that are placed in trust are subject to risks, including the risk of insolvency of the custodian of the funds, fraud by the trustee, interest rate risk and credit and liquidity risk relating to the securities and money market funds in which the proceeds are invested. Among other conflicts of interest, an investment in a SPAC may include the potential for misalignment of incentives in the structure of the SPAC. In addition, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears or in the event that attractive acquisition or merger targets become scarce.

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Technology Sector Risk

To the extent the Fund invests in technology companies, the Fund is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

Disclosure of Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the Funds’ SAI.

Management

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”), subject to the authority of the Board of Trustees, is responsible for the overall management and administration of each Fund’s business affairs. The Adviser commenced business operations in 2005 and is registered with the Securities and Exchange Commission as an investment adviser. Emerald is located at 3175 Oregon Pike, Leola, Pennsylvania 17540. Emerald is a wholly owned subsidiary of Emerald Advisers, LLC, the former investment advisor to these Funds, and is located at the same address as that of Emerald. As of June 30, 2024, Emerald Advisers, LLC and its affiliates had approximately $4.5 billion in assets under management.

Pursuant to the Investment Advisory and Management Agreement (the “Advisory Agreement”), the Emerald Finance and Banking Innovation Fund pays the Adviser an annual management fee of 1% based on the Emerald Finance and Banking Innovation Fund’s average daily net assets, the Emerald Growth Fund pays the adviser an annual management fee of 0.75% based on the Emerald Growth Fund’s average daily net assets, and the Emerald Insights Fund pays the Adviser an annual management fee of 0.75% based on the Emerald Insights Fund’s average daily net assets. The management fee is paid on a monthly basis. The current term of the Advisory Agreement is one year. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund, or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the Advisory Agreement with respect to each Fund was provided in the Funds’ annual report to shareholders for the period ended April 30, 2024. Fees are subject to the following breakpoints:

Emerald Finance and Banking Innovation Fund	1.00% up to and including $100,000,000 0.90% in excess of $100,000,000
Emerald Growth Fund	0.75% up to and including $250 million 0.65% over $250 million up to and including $500 million 0.55% over $500 million up to and including $750 million 0.45% over $750 million
Emerald Insights Fund	0.75% up to and including $250 million 0.65% over $250 million up to and including $500 million 0.55% over $500 million up to and including $750 million 0.45% over $750 million

Emerald has contractually agreed to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Fund’s operating expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expense) for each of its Funds. For the Emerald Finance and Banking Innovation Fund for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.84%, 2.49%, 1.54% and 1.89% respectively; for the Emerald Growth Fund for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.29%, 1.94%, 0.99% and 1.34% respectively; and for the Emerald Insights Fund for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.35%, 2.00%, 1.05% and 1.40%, respectively. This agreement (the “Expense Agreement”) shall continue at least through August 31, 2025. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, a Fund will not pay any such deferred fees and expenses more than three years after the date on which the fees and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2025, without the approval by the Fund’s Board of Trustees.

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During the most recent fiscal year ended April 30, 2024, each Fund paid the following annual advisory fee as a percentage of daily net assets (net of waivers) to the Fund’s investment advisor. Daily investment decisions are made by the portfolio managers, whose investment experience is described below under the heading “Portfolio Managers.”

Fund Name	Total Annual Advisory Fee (as a percentage of daily net assets)	Annual advisory fee to investment adviser (as a percentage of daily net assets)
Emerald Finance and Banking Innovation Fund	1.00%	1.00%
Emerald Growth Fund	0.61%	0.61%
Emerald Insights Fund	0.75%	0.08%

The Portfolio Managers

More information about each manager’s compensation, other accounts managed by each manager and each manager’s ownership of securities in the Funds is included in the SAI.

The portfolio managers are primarily responsible for the day-to-day operation of the Fund. To the extent there is more than one portfolio manager of a Fund, the portfolio managers are jointly and primarily responsible for the management of the applicable Fund. Each of the persons listed below has served as the Fund’s portfolio manager from the Fund’s inception. Where more than one portfolio manager is identified, the Fund’s portfolio managers collectively arrive at investment decisions.

FUND	PORTFOLIO MANAGERS	PAST 5 YEARS’ BUSINESS EXPERIENCE
Emerald Finance and Banking Innovation Fund	Kenneth G. Mertz II, CFA®*

Mr. Mertz has been the Chief Investment Officer & President of Emerald since 2005 and of Emerald Advisers, LLC since October 1992. Before joining Emerald, Mr. Mertz was the Chief Investment Officer to the Pennsylvania State Employees’ Retirement System.

Emerald Finance and Banking Innovation Fund	Steven E. Russell, Esq.

Mr. Russell is a Portfolio Manager & Senior Research Analyst of Emerald Advisers, LLC. Prior to rejoining Emerald Advisers in 2005, Mr. Russell founded a registered investment adviser and served as Managing Director of a private equity firm. Mr. Russell served as a portfolio manager and officer of Emerald Advisers from 1998 to 2004. He has also served as a portfolio manager for the Pennsylvania Public School Employee’s Retirement System.

Emerald Growth Fund	Kenneth G. Mertz II, CFA®	Mr. Mertz’s biographical information appears above.
Emerald Growth Fund	Stacey L. Sears

Ms. Sears is Vice President of Emerald Advisers, LLC and of Emerald. Ms. Sears was employed by Emerald’s parent company from 1992 to 2001, and from 1995 to 2000, served as a Research Analyst. She became an assistant portfolio manager to Mr. Mertz in 2001. In 2002, Ms. Sears became a Portfolio Manager.

Emerald Growth Fund	Joseph W. Garner

Mr. Garner is the Director of Research for Emerald Advisers, a position he has held since January 1995. Mr. Garner has been employed by Emerald Advisers, since April 1994 as an analyst, focusing on small to mid-size firms. He holds an M.B.A.

Emerald Insights Fund	David A. Volpe, CFA®*, Portfolio Manager

Mr. Volpe is Deputy Chief Investment Officer and Managing Director of Emerald Advisers and President of Emerald Asset Management PA, LLC with 30 years of investment experience. He is Portfolio Manager of the Emerald MidCap Growth product and the Emerald Growth Opportunities (multi-cap) product. Mr. Volpe joined Emerald in 2000. Mr. Volpe maintains research coverage of the Energy industry. Prior to joining Emerald, he served as First Deputy City Controller of the City of Philadelphia, and also Chief Investment Officer of the Philadelphia Gas Works Pension System. Prior to working for the City of Philadelphia, Mr. Volpe was a senior budget analyst for the Pennsylvania State Senate Appropriations Committee, and served as an alternate member on both the Pennsylvania State Employees’ and Pennsylvania School Employees’ Retirement Systems. Mr. Volpe is a board member and Finance Committee Chair of Merakey, Inc., and a member of the CFA Institute. Mr. Volpe earned a BA in Political Science from Potsdam College and a Masters in Public Administration from Penn State University.

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FUND	PORTFOLIO MANAGERS	PAST 5 YEARS’ BUSINESS EXPERIENCE
Emerald Insights Fund	Stephen L. Amsterdam, Portfolio Manager

Mr. Amsterdam is a Portfolio Manager of the Emerald Mid Cap Growth and the Emerald Growth Opportunities (multi-cap) product. He is also a Senior Research Analyst and a member of the Emerald Advisers Technology Research Team. He has been with Emerald since 2001 and currently focuses his efforts on network infrastructure, optical technologies, embedded electronics, and unified communications. Prior to joining Emerald Asset Management, Mr. Amsterdam spent a decade investing in, and advising, early stage technology companies as a founding managing director of PA Early Stage Partners, a $50M early stage venture capital fund and senior associate of TLVentures, an $800M venture capital fund associated with Safeguard Scientifics, Inc. He is a graduate of Lehigh University.

Emerald Insights Fund

*	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Administrator, Distributor and Transfer Agent of the Funds

ALPS Fund Services, Inc. (the “Transfer Agent”) serves as the Funds’ administrator, fund accounting agent and transfer agent. ALPS Distributors, Inc. (“ADI” or the “Distributor”) serves as the Funds’ distributor.

Buying, Exchanging and Redeeming Shares

Each Fund currently offers Class A, Class C, Institutional Class, and Investor Class shares. Each share class of a Fund represents an investment in the same portfolio of securities, but each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of a Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

●	how long you expect to own the shares;
●	how much you intend to invest;
●	total expenses associated with owning shares of each class; and
●	whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver).

Class A, Class C and Investor Class shares are generally available directly or in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors and other financial intermediaries.

Institutional Class shares are sold primarily to investors purchasing through a fee-based program with their investment adviser or broker dealer, through a 401(k) plan in which they participate, or, for certain institutional investors through direct purchases from a Fund in quantities of $1 million or more. Institutional investors may include, but are not limited to: corporations, retirement plans, public plans and foundations/endowments.

Not all financial intermediaries offer all classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

Distribution and Services (12b-1) Plan for Class A and Investor Class Shares

Each Fund has adopted a separate plan of distribution for its Class A and Investor Class shares, pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan” and collectively, the “Plans”).

Under the terms of the Plans, the Funds are authorized to make payments to the Distributor for remittance to financial intermediaries, as a pay compensation for distribution and/or shareholder on-going services to be performed by such financial intermediaries for beneficial shareholders of the Funds. The Plans permit payment for services and related expenses in connection with a financial intermediary’s administration of mutual fund distribution platforms that offer Class A and/or Investor Class shares of the Funds.

The Plans permit each Fund to make payments at an annual rate of up to 0.35% of a Fund’s average daily net assets attributable to its Class A shares and 0.25% of a Fund’s average daily net assets attributable to its Investor Class shares. Because these fees are paid out of a Fund’s Class A and Investor Class Shares’ assets on an ongoing basis, over time they will increase the cost of an investment in Class A and Investor Class shares, and Plan fees may cost an investor more than other types of sales charges.

The Distributor may retain some or all compensation payable pursuant to the Plans under certain circumstances, including but not limited to, such as if a financial intermediary resigns as the broker/dealer of record, or such financial intermediary fails to meet certain eligibility standards to be able to continue to be the broker/dealer of record.

Distribution and Services (12b-1) Plan and Shareholder Services Plan for Class C Shares

Each Fund has adopted a plan of distribution for its Class C shares, pursuant to Rule 12b-1 under the 1940 Act (each, a “Class C Distribution Plan” and collectively, the “Class C Distribution Plans”).

The Class C Distribution Plans allow each Fund, as applicable, to use Class C shares’ assets to pay compensation in connection with the distribution and marketing of Class C shares. Each Class Distribution Plan permits payment for services in connection with the administration of programs that use Class C shares of a Fund as their funding medium and for related expenses.

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The Class C Distribution Plans permit each Fund to make payments at an annual rate of up to 0.75% of a Fund’s average daily net assets attributable to its Class C shares. Because these fees are paid out of a Fund’s Class C shares’ assets on an ongoing basis, over time they will increase the cost of an investment in Class C shares, and Class C Distribution Plan fees may cost an investor more than other types of sales charges.

Furthermore, each Fund’s Class C shares has also adopted a shareholder servicing plan on behalf of Class C shares (each, a “Class C Services Plan” and collectively, the “Class C Service Plans”). Each Fund’s Class C shares is, under the terms of its Class C Services Plan, authorized to make payments to ADI as compensation to financial intermediaries for providing on-going shareholder liaison services performed by such financial intermediaries on behalf of a Fund’s Class C shareholders.

The Class C Services Plans permit each Fund, as applicable, to make payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Class C shares. Because these service fees are paid out of a Fund’s Class C shares’ assets on an ongoing basis, over time they will increase the cost of an investment in Class C shares, and Class C Services Plan fees may cost an investor more than other types of sales charges.

Under the Class C Distribution Plans and Class C Service Plans, the Distributor is entitled to retain all fees paid under the Class C Distribution Plans and Class C Services Plans for the first 12 months on any investment in Class C shares to recoup expenses with respect to the payment of commissions on sales of Class C shares. Financial intermediaries will become eligible to receive such compensation beginning in the 13th month following the purchase of Class C shares. However, the Distributor may, pursuant to a written agreement between the Distributor and a particular financial intermediary, pay such financial intermediary compensation prior to the 13th month following the purchase of Class C shares. The Distributor may retain some or all compensation payable in certain circumstances, including but not limited to, when certain qualification standards have not been met by a financial intermediary.

Shareholder Services Plan for Institutional Class and Investor Class Shares

Each Fund has adopted a non-Rule 12b-1 shareholder services plan with respect to the Funds’ Institutional Class shares, and each Fund has adopted a non-Rule 12b-1 shareholder services plan with respect to the Funds Investor Class shares (each a “Services Plan” and collectively the “Services Plans”). Under the Services Plans, a Fund is authorized to pay select financial intermediaries and/or Fund affiliates (“Participating Organizations”), for non-distribution related services provided to shareholders of each respective class.

Payments under the Services Plans are calculated daily and paid monthly, and the aggregate fees on an annual basis are not to exceed 0.05% for Institutional Class shares of the average daily net asset value of the Institutional Class shares of a Fund and 0.15% for Investor Class shares of the average daily net asset value of the Investor Class shares of a Fund on assets held in the name of a Participating Organization. The foregoing fees are paid as compensation to the Participating Organization for providing some are all of the following on-going services: (i) establishing and maintaining Fund shareholder accounts, (ii) aggregating, processing and transmitting Fund shareholder orders and instructions regarding accounts, (ii) processing dividend and other distribution payments from each Fund on behalf of shareholders, (iv) preparing reports or forms on behalf of shareholders, (v) forwarding communications from each Fund to shareholders, and (vi) providing such other similar services as applicable statutes, rules or regulations permit. None of the aforementioned services includes distribution related services or activities. Any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to such Fund. Any amount of such payment not paid during a Fund’s fiscal year for such service activities shall be reimbursed to such Fund as soon as practicable after the end of the fiscal year.

Because these services fees are paid out of assets attributable to each Fund’s Institutional Class and Investor Class shares on an ongoing basis, over time these fees will increase the cost of an investment in such shares and may cost more than other types of sales charges.

Networking, Sub-Accounting and Administrative Fees

Select financial intermediaries may enter into arrangements with each Fund, or its designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders each Fund. These activities are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation from each Fund. Any such compensation by each Fund to these select financial intermediaries for the aforementioned services are in addition to any distribution related services provided to applicable Fund shareholders.

Payments to Select Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to each Fund). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amount generally vary by financial intermediary. The aggregate amount of the revenue sharing payments are determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to each Fund or its applicable shareholders.

Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of each Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions will be taxed as ordinary income, capital gains, qualified dividend income or Section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-qualified investment plan. Subsequent withdrawals from a tax-qualified investment plan will be subject to special tax rules.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment.

Certain broker-dealers may regard Institutional Class shares as being “clean” shares, since they do not contain any front-end load, deferred sales charge, or other asset-based fees for sales or distribution. Certain brokers may charge investors commissions or other charges on brokerage transactions in “clean” shares. Shares of the Funds are available in other share classes that have different fees and expenses.

Ask your salesperson or visit your financial intermediary’s Web site for more information.

Investment Minimums

You can open an account and make an initial purchase of any class shares of the Funds directly from the Funds or through a financial intermediary that has established an agreement with the Funds’ distributor. Certain classes thereof may not be available for purchase in your state of residence. Please check with your financial intermediary to ensure your eligibility to purchase a Fund or a class of a Fund.

Purchases, exchanges and redemptions can generally be made directly or through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m., Eastern Time) in order to receive that day’s net asset value.

The minimum initial investment in Class A, Class C and Investor Class shares is $2,000 for non-qualified accounts and $1,000 for qualified accounts. The minimum initial investment in Institutional Class shares is $1,000,000. The minimum subsequent investment is $100 for Class A, Class C and Investor Class shares. There is no minimum subsequent investment for Institutional Class shares. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund.

Each Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Buying Shares

Shares may be purchased, exchanged or redeemed directly or through retirement plans, broker-dealers, bank trust departments, financial advisers or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to ensure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s price.

Investors may be charged a fee if they effect transactions through broker or agent. The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at a Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

With certain limited exceptions, each Fund is available only to U.S. citizens or residents.

The Funds will generally accept purchases only in US dollars drawn from US financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may also contact the Funds to request a purchase of Funds shares using securities you own. The Funds reserves the right to refuse or accept such requests in whole or in part.

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Sales Charge When You Purchase Shares

Below is a summary of certain features of Class A and Class C shares:

	Class A	Class C
Initial Sales Charge	Up to 4.75%(1)	None
Contingent Deferred Sales Charge (“CDSC”)	None, except on certain redemptions of Share purchased without an initial sales charge(2)	1.00% on Shares redeemed within twelve months of purchase(3)
Distribution and Service Fees	0.35%	1.00%
Dividends	Generally higher than Class C due to lower annual expenses	Generally lower than Class A due to higher annual expenses
Typical Shareholder	Generally more appropriate for long-term investors	Generally more appropriate for short-term investors

(1)	Based on the amount you invest in a Fund.

(2)	See Contingent Deferred Sales Charge-Class A shares below.

(3)	See Contingent Deferred Sales Charge-C Shares below

Class A Shares

The following table lists the sales charges that will be applied to your purchase of Class A shares, subject to the breakpoint discounts indicated in the tables and described below. The offering price is the net asset value (“NAV”) per share plus the front-end sales load. Sales charges are not applicable to reinvestments of dividends or other distributions.

Purchase Amount	Sales Charge as a Percentage of:		Dealer Concession as a Percentage of Offering Price
	Offering Price*	NAV
Less than $50,000	4.75%	4.99%	4.25%
$50,000 to $249,999.99	3.75%	3.90%	3.25%
$250,000 to $499,999.99	2.75%	2.83%	2.50%
$500,000 to $999,999.99	2.00%	2.04%	1.75%
$1 million or greater	0.00%	0.00%	Up to 0.50%

*	“Offering Price” includes the front-end sales load.

CDSC for Class A Shares

If your account value, including the amount of your current investment, totals $1 million or more, you will not pay a front-end sales charge on the current investment amount. The Distributor may pay the selling financial intermediary up to 0.50% of the offering price. However, if you sell these shares (for which you did not pay a front-end sales charge) within twelve months of purchase, you will pay a contingent deferred sales charge (“CDSC”) of 0.50%. The amount of CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The Funds will use the first-in, first-out (FIFO) method to determine the twelve-month holding period for the CDSC. The date of the redemption will be compared to the earliest purchase date of Class A shares not subject to a sales charge held in the redeeming shareholder’s account. The CDSC will be charged if the holding period is less than twelve months, using the anniversary date of a transaction to determine the “twelve-month” mark. The CDSC primarily goes to the Distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries.

Class A shares acquired by reinvestment of dividends are not subject to the CDSC. CDSC waivers are available in certain circumstances. For information regarding waivers, please see “Waiver of CDSC” below.

Class C Shares

There is no sales load on the purchase of Class C shares. The offering price is the NAV per share. A contingent deferred sales charge or “CDSC” of 1.00% may apply to Class C shares redeemed within the first 12 months. See Section titled “Contingent Deferred Sales Charge” below. The maximum purchase amount for Class C shares is $999,999.99. Purchases of $1 million or more are invested in Class A shares because Class A shares’ annual expenses are lower.

Institutional Class and Investor Class Shares

Institutional Class and Investor Class shares do not charge an initial sales load.

Qualifying For A Reduction Or Waiver Of Class A Shares Sales Charge

You may be able to lower your Class A shares initial sales charge under certain circumstances. You can combine Class A shares you already own with your current purchase of Class A shares of a Fund to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described below in “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as a Fund, its agents, or your financial intermediary may not retain this information.

A Fund may waive Class A sales charges on investor purchases including shares purchased by:

●	Officers, directors, trustees and employees of the adviser and its affiliates;
●	Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the adviser;
●	Immediate family members of all such persons as described above;
●

Financial intermediaries who have entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers; and

●	Financial intermediary supermarkets and fee-based platforms.

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Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Right of Accumulation

You may purchase Class A shares at a reduced initial sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior days net asset value (net amount invested) of all Class A shares of a Fund and of certain other classes then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent

You may obtain a reduced initial sales charge on Class A shares by signing a Letter of Intent indicating your intention to purchase an additional number of Class A shares over a 13-month period that would entitle you to a discount. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter of Intent when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts

To take advantage of lower Class A shares initial sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

●	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
●	solely controlled business accounts; and
●	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

Contingent Deferred Sales Charge

Class C Shares

There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC will be based on the lower of the current market value or the cost of the shares being redeemed.

Waiver of CDSC

Each Fund may waive the imposition of a CDSC on redemption of Fund shares under certain circumstances and conditions, including without limitation, the following:

●

redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the lnternal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability; and

●

required minimum distributions from a tax-qualified retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Exchanging Shares

If you have held all or part of your shares in a Fund for at least seven days, you may exchange those shares for shares of the same class of another Fund, so long as such Fund is available for sale in your state and meets your investment criteria.

Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired. The exchange privilege may only be exercised in those states where the class of shares being acquired legally may be sold. If you are an existing shareholder of a Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

Before effecting an exchange, you should read the prospectus for the Fund into which you are exchanging.

Class A and Class C shareholders may also transfer their Class A or Class C shares into Institutional Class shares of the same Fund if you meet the eligibility requirements for the Institutional class into which you would like to transfer.

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An exchange of shares of different Funds represents the sale of shares from one Fund and the purchase of shares of another Fund. Under U.S. federal income tax law, this may produce a taxable gain or loss in non-tax-qualified accounts. Transfers between classes of a single Fund are generally not considered a taxable transaction although significant holders may have related reporting obligations as discussed in the SAI under “FEDERAL INCOME TAXES – Transfers Between Classes of Funds.”

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write each Fund for further details.

Redeeming Shares

It is anticipated that a Fund will meet redemption requests through the sale of portfolio assets or from its holdings in cash or cash equivalents. A Fund may use the proceeds from the sale of portfolio assets to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed or abnormal market conditions, including circumstances adversely affecting the liquidity of a Fund’s investments, in which case a Fund may be more likely to be forced to sell its holdings to meet redemptions than under normal market conditions. Each Fund reserves the right to redeem in kind. Redemptions in kind typically are used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to limit the impact of a large redemption on the Fund and its remaining shareholders. Redemptions in kind may be used in normal as well as in stressed market conditions. A Fund may also borrow, or draw on lines of credit that may be available to the Fund individually or to the Trust, in order to meet redemption requests during stressed market conditions. Under the 1940 Act, a Fund is limited as to the amount that it may borrow and accordingly, borrowings (including those made under a line of credit) might be insufficient to meet redemption requests.

Redemptions, like purchases, may generally be effected directly or through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Investor Class shareholders may also redeem shares online via www.emeraldmutualfunds.com.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed

Redemptions In-Kind

Each Fund reserves the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of the Fund’s net assets). However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, each Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Note: Each Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. In all instances, it is the shareholder’s responsibility to notify the Fund, or the shareholder’s financial intermediary at the time of purchase, of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. Certain sales charge waivers and/or discounts are described in Appendix A – Intermediary Sales Charge Waivers and Discounts. These sales charge waivers and/or discounts are available only if you purchase your shares through the designated intermediaries. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares through another intermediary to receive these waivers or discounts.

Automatic Conversion of Class C Shares to Class A Shares After 8-Year Holding Period

Effective May 1, 2019 (the “Effective Date”), each Fund has adopted an automatic conversion feature for Class C Shares. Beginning on the Effective Date, each Class C Share of each Fund will automatically convert to Class A Shares of the same Fund with equivalent aggregate value, approximately eight (8) years after the date of purchase of such Class C Share (“Auto Conversion”).

Certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods for Class C Shares and therefore may not be able to process such conversion for Class C Shares held prior to the Effective Date. In these instances, each Class C Share held as of the Effective

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Date will automatically convert to Class A Shares with equivalent aggregate value approximately eight (8) years after the Effective Date. If you have any questions regarding your Financial Intermediary’s ability to implement the Auto Conversion feature please contact an authorized agent of your Financial Intermediary for additional information.

Share Transactions

Small Account Balances/Mandatory Redemptions

None of the Funds currently imposes an account minimum. A Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements. Each Fund reserves the right to waive or change account balance minimums.

Share Certificates

None of the Funds issues share certificates.

IRA and Coverdell Education Savings Accounts

An annual IRA and Coverdell Education Savings Account maintenance fee of $10.00 for accounts held directly with the Fund is charged by the custodian on a per account basis.

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if payment if the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Frequent Purchases and Sales of Fund Shares

The Funds do not permit market timing or other abusive trading practices. The Funds do not accommodate short-term or excessive trading that interferes with the efficient management of a Fund, significantly increases transaction costs or taxes, or may harm a Fund’s performance. The Funds attempt to discover and discourage frequent trading in several ways. The Board has adopted policies and procedures designed to deter frequent purchases, exchanges and redemptions and to seek to prevent market timing. To minimize harm to a Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Each Fund may also refuse purchase and exchange transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, each Fund may consider trading done in multiple accounts under common ownership or control.

The Funds monitors trade activity monitoring (which may take into account transaction size), and fair value pricing (“Monitoring Methods”). Although these Monitoring Methods are designed to discourage frequent trading, there can be no guarantee that the Funds will be able to identify and restrict investors that engage in such activities. These Monitoring Methods are inherently subjective, and involve a significant degree of judgment in their application. The Funds and their service providers seek to make these judgments and apply these methods uniformly and in a manner that they believe is consistent with the interests of the Funds’ long-term shareholders. These frequent trading policies may be amended in the future to enhance the effectiveness of the program or in response to changes in regulatory requirements.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase or exchange in the same account(s) in a Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading. Trading activity is evaluated to determine whether such activity is indicative of market timing activity or is otherwise detrimental to a Fund. If the Funds believe that a shareholder of a Fund has engaged in short-term or excessive trading activity to the detriment of the Fund and its long-term shareholders, the Funds may, in their sole discretion, request the shareholder to stop such trading activities or refuse to process purchases or exchanges in the shareholders’ account. The Funds specifically reserve the right to reject any purchase or exchange order by any investor or group of investors indefinitely for any reason.

The Funds currently are unable to directly monitor the trading activity of beneficial owners of the Funds’ shares who hold those shares through third-party 401(k) and other group retirement plans and other omnibus arrangements maintained by other intermediaries. Omnibus accounts allow intermediaries to aggregate their customers’ investments in one account and to purchase, redeem and exchange Fund shares without the identity of a particular customer being known to a Fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ frequent trading policies. Although they attempt to do so, the Funds cannot assure that these policies will be enforced with regard to Fund shares held through such omnibus arrangements. The Funds have adopted procedures to fair value each Fund’s securities in certain circumstances when market prices are not readily available, including when trading in a security is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market. By fair valuing securities, the Funds seek to establish prices that investors might expect to realize upon the current sales of these securities. For non-U.S. securities, fair valuation is intended to deter market timers who may take advantage of time zone differences between the close of the foreign markets on which a Fund’s portfolio securities trade and the U.S. markets that determine the time as of which the Fund’s NAV is calculated. The Funds make fair value determinations in good faith in accordance with the Funds’ valuation procedures. Because of the

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subjective and variable nature of fair value pricing, there can be no assurance that a Fund could obtain the fair value assigned to the security upon the sale of such security.

Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the respective Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that a Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that a Fund will be able to detect or prevent all practices that may disadvantage the Fund.

How Fund Shares are Priced

The Board has approved procedures to be used to value each Fund’s securities for the purposes of determining the Fund’s NAV. The valuation of the securities of each Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for each Fund to the Administrator.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). None of the Funds will value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Funds’ Board using a variety of pricing techniques and methodologies. The market price for debt obligations (including short-term debt obligations that will mature in 60 days or less) is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. In certain circumstances, bid and ask prices may be obtained from (i) a broker/dealer specified and deemed reliable by the Adviser, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Fund’s Adviser believes that they are unreliable, securities will be priced using fair value procedures approved by the Board. Because each Fund invests in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable (such as securities of small capitalization companies), each Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). Each Fund may also use fair value procedures if its Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

Each Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, each Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, each Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Each Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Each Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in a Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund’s Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, each Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

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Dividends and Distributions

Each Fund normally pays dividends and capital gains, if any, on an annual basis, with certain other distributions from time to time as permitted by the 1940 Act and the Code.

Income dividend distributions are derived from interest and other income each Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year.

Each Fund may make additional distributions and dividends at other times if the manager believes doing so may be necessary for a Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made. Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the fund(s) generating the distribution if under $25.00. Un-cashed distribution checks will be canceled and proceeds reinvested at the then current net asset value, for any shareholder who chooses to receive distributions in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that all future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

Federal Income Taxes

The discussion below only addresses the U.S. federal income tax consequences of an investment in the Funds for U.S. persons and does not address any foreign, state, or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents;

(ii)	U.S. corporations;

(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

(iv)

a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

Except where expressly noted, this discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-qualified accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, (viii) shareholders who are subject to the U.S. federal alternative minimum tax or the U.S. federal corporate alternative minimum tax, (ix) insurance companies, and (x) shareholders that are pass-through entities (including for this purpose any entity treated as a partnership or S corporation for U.S. federal income tax purposes) or a U.S. person who owns shares through a pass-through entity. All investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Funds.

For further information regarding the U.S. federal income tax consequences of an investment in the Funds, investors should see the SAI under “FEDERAL INCOME TAXES.”

The Funds intend to meet all requirements under Subchapter M of the Code necessary to qualify for treatment as a regulated investment company (“RIC”) and thus do not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet certain distribution requirements such that the Funds are not subject to U.S. federal income tax in general. If a Fund does not meet the distribution requirements, that Fund may be subject to significant excise taxes. This discussion assumes that the Funds will qualify under Subchapter M of the Code as RICs and will satisfy these distribution requirements. There can be no guarantee that this assumption will be correct.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of RICs are generally subject to taxation based on the underlying character of the income and gain recognized by the RIC and distributed to shareholders.

Distributions of net capital gains that are properly reported by a Fund as capital gain dividends (“capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains regardless of how long the shares of the Fund are held. A Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year, from investments in section 1256 contracts (discussed below), and when it receives capital gain distributions from exchange-traded funds (“ETFs”) in which the Fund owns investments. Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable to shareholders as ordinary income. The Funds do not expect a significant portion of their distributions to derive from “qualified dividend income,” which is taxed to non-corporate shareholders at favorable rates so long as certain requirements are met. Corporate shareholders may be able to take a dividends-received deduction for a portion of the dividends received by a Fund, to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends subject, in each case, to certain holding period requirements and debt-financing limitations.

Some of the Funds’ investments, such as certain option transactions and certain futures transactions, may be “section 1256 contracts.” Section 1256 contracts are taxed annually on a “marked to market” basis as if sold for their fair market

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values at the end of the tax year. Gains and losses on section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital (with certain exceptions).

Each Fund may realize short-term capital gains from the sale of investments that such Fund owned for one year or less and from investments in section 1256 contracts. Each Fund may realize ordinary income from distributions from ETFs, from foreign currency gains that are not from section 1256 contracts, from interest on indebtedness owned by a Fund and from other sources.

The maximum long-term capital gain rate applicable to individuals is 20%, which is in addition to the 3.8% surtax on net investment income described below.

Distributions of earnings are taxable whether or not a shareholder receives them in cash or reinvests them in additional shares. If a distribution of earnings is made shortly after a shareholder purchases shares of a Fund, while in effect a return of capital, the dividend or distribution is still taxable. Shareholders can avoid this, if they choose, by investing soon after such Fund has paid a dividend.

Sale or Redemption of Fund Shares

A shareholder’s sale or redemption of Fund shares will generally result in taxable gain (if positive) or loss (if negative) in an amount equal to (i) the amount realized, reduced by (ii) the shareholder’s adjusted tax basis in the Fund shares sold or surrendered (in the case of a redemption). A shareholder who receives securities in redemption of shares of a Fund will generally recognize a gain or loss equal to the difference between (i) the aggregate fair market value of the securities received plus the amount of any cash received (net of any applicable fees), and (ii) the shareholder’s adjusted basis in the shares redeemed.

Any capital gain or loss realized upon the sale of redemption of shares of a Fund is generally treated as long term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less. In certain situations, a loss on the sale of shares held for six months or less will be a long-term loss. The deductibility of capital losses is subject to significant limitations.

All or a portion of any loss realized upon a taxable disposition of a Fund’s shares will be disallowed under “wash sale” rules if other substantially identical shares of the same Fund are purchased within 30 days before or after the disposition. When that happens, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Taxation of Certain Investments

A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes which reduce the Fund’s yield on such securities. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes. In addition, each Fund’s investments in foreign securities or foreign currencies may increase or accelerate such Fund’s recognition of ordinary income and may affect the timing or amount of such Fund’s distributions.

Each Fund may acquire debt obligations that have “original issue discount,” which is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. For U.S. federal income tax purposes, any original issue discount inherent in such investments will be included in a Fund’s ordinary income when and as the original issue discount accrues as required by applicable law. Even though payment of that amount is not received until a later time, and will be subject to the risk of nonpayment, related distributions will be taxed to shareholders as ordinary income.

Each Fund may also buy debt obligations in the secondary market which are treated as having "market discount," which is generally the excess of a debt obligation’s stated redemption price at maturity over the basis of the obligation immediately after acquisition by the taxpayer. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but each Fund may elect instead to currently include the amount of market discount as ordinary income over the term of the instrument even though such Fund does not receive payment of such amount at that time. Each Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause such Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Funds could be required at times to liquidate other investments in order to satisfy their distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

If a Fund invests in stock of a real-estate investment trust (a “REIT”), it may be eligible to pay “section 199A dividends” to its shareholders with respect to certain dividends received by it from its investment in REITs. For taxable years beginning before 2026, section 199A dividends are taxable to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that certain holding period requirements and other conditions are satisfied.

Medicare Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of a taxpayer that is an individual taxpayer, and to the undistributed net investment income of a trust or estate, in each case to the extent that the taxpayer recognizes gross income (as adjusted) in excess of a threshold amount for a year. Net investment income includes, among other types of income, ordinary income, dividend income and capital gain derived from an investment in a Fund, in each case net of deductions properly allocable to such income.

Cost Basis Reporting

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders (other than shareholders who hold their shares through a tax-qualified arrangements such as a 401(k) plan or an individual retirement account) the cost basis and holding period information for Fund shares that are sold and that were purchased on or after January 1, 2012. If a shareholder does not make a timely election among the available IRS-accepted cost basis methods, the Funds will use a default cost basis

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method for the shareholder. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situations.

Backup Withholding

The Funds are also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to certain information and certifications the Funds or who is otherwise subject to backup withholding. The backup withholding tax rate is currently 24% for tax years beginning before 2026.

Investment Through Foreign Accounts

Shareholders that invest in a Fund through foreign accounts may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares. This withholding tax generally may be avoided if the financial institution that maintains the account satisfies certain registration, certification and reporting requirements.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Please note that the financial highlights information in the following table represents financial highlights of each Fund for each fiscal period shown below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds’ (assuming reinvestment of all dividends and distributions). The information presented for the fiscal year ended April 30, 2024 has been audited by Cohen & Company, Ltd., the Funds' Independent Registered Public Accounting Firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual report, which is available by calling 1-855-828-9909. The information for the fiscal years ended April 30, 2023 through April 30, 2020 was audited by Deloitte & Touche LLP, an independent registered public accounting firm.

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EMERALD FINANCE AND BANKING INNOVATION FUND
For a share outstanding throughout the years presented

CLASS A

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$18.75	$31.99	$51.56	$22.89	$32.71

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.35	0.13	0.84	0.06	(0.03)
Net realized and unrealized gain/(loss) on investments	3.15	(13.37)	(14.81)	28.61	(9.79)
Total from Investment Operations	3.50	(13.24)	(13.97)	28.67	(9.82)

LESS DISTRIBUTIONS:
From investment income	—	—	(3.37)	—	—
From capital gains	—	—	(1.37)	—	—
Tax return of capital	—	—	(0.86)	—	—
Total Distributions	—	—	(5.60)	—	—
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.50	(13.24)	(19.57)	28.67	(9.82)
NET ASSET VALUE, END OF PERIOD	$22.25	$18.75	$31.99	$51.56	$22.89

TOTAL RETURN(b)	18.67%	(41.40)%	(30.58)%	125.21%	(30.02)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$19,312	$19,949	$43,448	$68,778	$37,933
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	1.65%	0.52%	1.70%	0.18%	(0.10)%
Operating expenses excluding reimbursement/waiver	1.77%	1.82%	1.78%	1.53%	1.48%
Operating expenses including reimbursement/waiver	1.77%	1.82%	1.48%	1.53%	1.48%
PORTFOLIO TURNOVER RATE	56%	88%	94%	171%	46%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.

38

EMERALD FINANCE AND BANKING INNOVATION FUND
For a share outstanding throughout the years presented

CLASS C

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$15.27	$26.23	$43.35	$19.38	$27.87

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.21	(0.05)	0.40	(0.11)	(0.20)
Net realized and unrealized gain/(loss) on investments	2.53	(10.91)	(12.11)	24.08	(8.29)
Total from Investment Operations	2.74	(10.96)	(11.71)	23.97	(8.49)

LESS DISTRIBUTIONS:
From investment income	—	—	(3.27)	—	—
From capital gains	—	—	(1.37)	—	—
Tax return of capital	—	—	(0.77)	—	—
Total Distributions	—	—	(5.41)	—	—
NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.74	(10.96)	(17.12)	23.97	(8.49)
NET ASSET VALUE, END OF PERIOD	$18.01	$15.27	$26.23	$43.35	$19.38

TOTAL RETURN(b)	17.94%	(41.77)%	(31.05)%	123.68%	(30.46)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$2,511	$4,521	$12,600	$22,447	$16,804
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	1.25%	(0.27)%	0.98%	(0.40)%	(0.73)%
Operating expenses excluding reimbursement/waiver	2.43%	2.46%	2.43%	2.18%	2.13%
Operating expenses including reimbursement/waiver	2.43%	2.46%	2.13%	2.18%	2.13%
PORTFOLIO TURNOVER RATE	56%	88%	94%	171%	46%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.

39

EMERALD FINANCE AND BANKING INNOVATION FUND
For a share outstanding throughout the years presented

INSTITUTIONAL CLASS

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$19.62	$33.38	$53.48	$23.67	$33.70

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.47	0.17	1.00	0.14	0.09
Net realized and unrealized gain/(loss) on investments	3.29	(13.93)	(15.39)	29.67	(10.12)
Total from Investment Operations	3.76	(13.76)	(14.39)	29.81	(10.03)

LESS DISTRIBUTIONS:
From investment income	—	—	(3.53)	—	—
From capital gains	—	—	(1.37)	—	—
Tax return of capital	—	—	(0.81)	—	—
Total Distributions	—	—	(5.71)	—	—
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.76	(13.76)	(20.10)	29.81	(10.03)
NET ASSET VALUE, END OF PERIOD	$23.38	$19.62	$33.38	$53.48	$23.67

TOTAL RETURN	19.16%	(41.21)%	(30.32)%	125.94%	(29.76)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$17,781	$30,063	$86,196	$134,767	$67,358
RATIOS TO AVERAGE NET ASSETS:
Net Investment income	2.09%	0.68%	1.95%	0.39%	0.28%
Operating expenses excluding reimbursement/waiver	1.43%	1.48%	1.44%	1.18%	1.13%
Operating expenses including reimbursement/waiver	1.43%	1.48%	1.13%	1.18%	1.13%
PORTFOLIO TURNOVER RATE	56%	88%	94%	171%	46%

(a)	Per share amounts are based upon average shares outstanding.

40

EMERALD FINANCE & BANKING INNOVATION FUND
For a share outstanding throughout the years presented

INVESTOR CLASS

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$17.59	$30.03	$48.76	$21.66	$30.96

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.34	0.10	0.73	0.03	(0.04)
Net realized and unrealized gain/(loss) on investments	2.94	(12.54)	(13.85)	27.07	(9.26)
Total from Investment Operations	3.28	(12.44)	(13.12)	27.10	(9.30)

LESS DISTRIBUTIONS:
From investment income	—	—	(3.10)	—	—
From capital gains	—	—	(1.37)	—	—
Tax return of capital	—	—	(1.14)	—	—
Total Distributions	—	—	(5.61)	—	—
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.28	(12.44)	(18.73)	27.10	(9.30)
NET ASSET VALUE, END OF PERIOD	$20.87	$17.59	$30.03	$48.76	$21.66

TOTAL RETURN	18.65%	(41.43)%	(30.60)%	125.07%	(30.04)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$6,099	$8,129	$18,881	$31,147	$15,472
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	1.71%	0.47%	1.53%	0.11%	(0.12)%
Operating expenses excluding reimbursement/waiver	1.80%	1.86%	1.81%	1.56%	1.51%
Operating expenses including reimbursement/waiver	1.80%	1.86%	1.51%	1.56%	1.51%
PORTFOLIO TURNOVER RATE	56%	88%	94%	171%	46%

(a)	Per share amounts are based upon average shares outstanding.

41

EMERALD GROWTH FUND
For a share outstanding throughout the years presented

CLASS A

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$21.00	$23.23	$36.29	$23.06	$26.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.11)	(0.12)	(0.12)	(0.22)	(0.16)
Net realized and unrealized gain/(loss) on investments	3.22	(0.33)	(7.38)	16.30	(2.40)
Total from Investment Operations	3.11	(0.45)	(7.50)	16.08	(2.56)

LESS DISTRIBUTIONS:
From capital gains	(1.45)	(1.78)	(5.56)	(2.85)	(0.38)
Total Distributions	(1.45)	(1.78)	(5.56)	(2.85)	(0.38)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.66	(2.23)	(13.06)	13.23	(2.94)
NET ASSET VALUE, END OF PERIOD	$22.66	$21.00	$23.23	$36.29	$23.06

TOTAL RETURN(b)	15.07%	(2.39)%	(23.19)%	70.77%	(10.00)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$79,554	$82,009	$118,082	$168,322	$134,755
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.53)%	(0.55)%	(0.39)%	(0.72)%	(0.64)%
Operating expenses excluding reimbursement/waiver	1.10%	1.13%	1.03%	1.01%	1.02%
Operating expenses including reimbursement/waiver	1.10%	1.13%	1.03%	1.01%	1.02%
PORTFOLIO TURNOVER RATE	51%	62%	38%	66%	48%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.

42

EMERALD GROWTH FUND
For a share outstanding throughout the years presented

CLASS C

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$15.37	$17.56	$29.09	$18.97	$21.59

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.18)	(0.19)	(0.26)	(0.35)	(0.27)
Net realized and unrealized gain/(loss) on investments	2.32	(0.22)	(5.71)	13.32	(1.97)
Total from Investment Operations	2.14	(0.41)	(5.97)	12.97	(2.24)

LESS DISTRIBUTIONS:
From capital gains	(1.45)	(1.78)	(5.56)	(2.85)	(0.38)
Total Distributions	(1.45)	(1.78)	(5.56)	(2.85)	(0.38)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.69	(2.19)	(11.53)	10.12	(2.62)
NET ASSET VALUE, END OF PERIOD	$16.06	$15.37	$17.56	$29.09	$18.97

TOTAL RETURN(b)	14.23%	(3.00)%	(23.71)%	69.60%	(10.57)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$1,127	$7,255	$11,668	$22,447	$17,434
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.14)%	(1.19)%	(1.02)%	(1.37)%	(1.29)%
Operating expenses excluding reimbursement/waiver	1.76%	1.78%	1.68%	1.66%	1.68%
Operating expenses including reimbursement/waiver	1.76%	1.78%	1.68%	1.66%	1.68%
PORTFOLIO TURNOVER RATE	51%	62%	38%	66%	48%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.

43

EMERALD GROWTH FUND
For a share outstanding throughout the years presented

INSTITUTIONAL CLASS

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$22.68	$24.88	$38.32	$24.18	$27.16

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.05)	(0.06)	(0.02)	(0.13)	(0.08)
Net realized and unrealized gain/(loss) on investments	3.49	(0.36)	(7.86)	17.12	(2.52)
Total from Investment Operations	3.44	(0.42)	(7.88)	16.99	(2.60)

LESS DISTRIBUTIONS:
From capital gains	(1.45)	(1.78)	(5.56)	(2.85)	(0.38)
Total Distributions	(1.45)	(1.78)	(5.56)	(2.85)	(0.38)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.99	(2.20)	(13.44)	14.14	(2.98)
NET ASSET VALUE, END OF PERIOD	$24.67	$22.68	$24.88	$38.32	$24.18

TOTAL RETURN	15.42%	(2.10)%	(22.94)%	71.27%	(9.72)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$773,394	$728,115	$732,429	$1,375,765	$863,360
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.22)%	(0.24)%	0.06%	(0.41)%	(0.32)%
Operating expenses excluding reimbursement/waiver	0.79%	0.82%	0.72%	0.70%	0.70%
Operating expenses including reimbursement/waiver	0.79%	0.82%	0.72%	0.70%	0.70%
PORTFOLIO TURNOVER RATE	51%	62%	38%	66%	48%

(a)	Per share amounts are based upon average shares outstanding.

44

EMERALD GROWTH FUND
For a share outstanding throughout the years presented

INVESTOR CLASS

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$20.81	$23.05	$36.07	$22.94	$25.88

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.12)	(0.12)	(0.14)	(0.23)	(0.17)
Net realized and unrealized gain/(loss) on investments	3.19	(0.34)	(7.32)	16.21	(2.39)
Total from Investment Operations	3.07	(0.46)	(7.46)	15.98	(2.56)

LESS DISTRIBUTIONS:
From capital gains	(1.45)	(1.78)	(5.56)	(2.85)	(0.38)
Total Distributions	(1.45)	(1.78)	(5.56)	(2.85)	(0.38)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.62	(2.24)	(13.02)	13.13	(2.94)
NET ASSET VALUE, END OF PERIOD	$22.43	$20.81	$23.05	$36.07	$22.94

TOTAL RETURN	15.01%	(2.44)%	(23.22)%	70.71%	(10.05)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$77,806	$73,777	$77,823	$103,326	$80,740
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.57)%	(0.59)%	(0.44)%	(0.75)%	(0.68)%
Operating expenses excluding reimbursement/waiver	1.14%	1.17%	1.07%	1.05%	1.06%
Operating expenses including reimbursement/waiver	1.14%	1.17%	1.07%	1.05%	1.06%
PORTFOLIO TURNOVER RATE	51%	62%	38%	66%	48%

(a)	Per share amounts are based upon average shares outstanding.

45

EMERALD INSIGHTS FUND
For a share outstanding throughout the years presented

CLASS A

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$13.98	$15.16	$20.18	$12.13	$11.51

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.14)	(0.11)	(0.18)	(0.14)	(0.10)
Net realized and unrealized gain/(loss) on investments	3.75	(0.42)	(1.98)	9.80	0.72
Total from Investment Operations	3.61	(0.53)	(2.16)	9.66	0.62

LESS DISTRIBUTIONS:
From capital gains	—	(0.65)	(2.86)	(1.61)	0.00 (b)
Total Distributions	—	(0.65)	(2.86)	(1.61)	—
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.61	(1.18)	(5.02)	8.05	0.62
NET ASSET VALUE, END OF PERIOD	$17.59	$13.98	$15.16	$20.18	$12.13

TOTAL RETURN(c)	25.82%	(3.68%)	(12.78%)	82.17%	5.43%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$15,136	$9,950	$15,516	$17,618	$10,174
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.84%)	(0.80%)	(0.92%)	(0.86%)	(0.83%)
Operating expenses excluding reimbursement/waiver	2.03%	1.94%	1.73%	1.92%	2.25%
Operating expenses including reimbursement/waiver	1.35%	1.35%	1.35%	1.35%	1.35%
PORTFOLIO TURNOVER RATE	61%	64%	70%	89%	94%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $(0.005) per share.
(c)	Total return does not reflect the effect of sales charges.

46

EMERALD INSIGHTS FUND
For a share outstanding throughout the years presented

CLASS C

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$12.82	$14.05	$19.02	$11.57	$11.04

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.22)	(0.18)	(0.28)	(0.24)	(0.16)
Net realized and unrealized gain/(loss) on investments	3.43	(0.40)	(1.83)	9.30	0.69
Total from Investment Operations	3.21	(0.58)	(2.11)	9.06	0.53

LESS DISTRIBUTIONS:
From capital gains	—	(0.65)	(2.86)	(1.61)	0.00 (b)
Total Distributions	—	(0.65)	(2.86)	(1.61)	—
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.21	(1.23)	(4.97)	7.45	0.53
NET ASSET VALUE, END OF PERIOD	$16.03	$12.82	$14.05	$19.02	$11.57

TOTAL RETURN(c)	25.04%	(4.33%)	(13.32%)	80.92%	4.84%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$25	$38	$186	$246	$138
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.51%)	(1.42%)	(1.58%)	(1.51%)	(1.48%)
Operating expenses excluding reimbursement/waiver	2.72%	2.55%	2.38%	2.57%	2.90%
Operating expenses including reimbursement/waiver	2.00%	2.00%	2.00%	2.00%	2.00%
PORTFOLIO TURNOVER RATE	61%	64%	70%	89%	94%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $(0.005) per share.
(c)	Total return does not reflect the effect of sales charges.

47

EMERALD INSIGHTS FUND
For a share outstanding throughout the years presented

INSTITUTIONAL CLASS

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$14.49	$15.64	$20.67	$12.37	$11.69

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.09)	(0.07)	(0.12)	(0.10)	(0.06)
Net realized and unrealized gain/(loss) on investments	3.88	(0.43)	(2.05)	10.01	0.74
Total from Investment Operations	3.79	(0.50)	(2.17)	9.91	0.68

LESS DISTRIBUTIONS:
From capital gains	—	(0.65)	(2.86)	(1.61)	0.00 (b)
Total Distributions	—	(0.65)	(2.86)	(1.61)	—
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.79	(1.15)	(5.03)	8.30	0.68
NET ASSET VALUE, END OF PERIOD	$18.28	$14.49	$15.64	$20.67	$12.37

TOTAL RETURN	26.16%	(3.40%)	(12.51%)	82.62%	5.85%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$4,400	$3,657	$4,340	$3,658	$1,462
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.53%)	(0.51%)	(0.62%)	(0.57%)	(0.53%)
Operating expenses excluding reimbursement/waiver	1.71%	1.65%	1.42%	1.60%	1.93%
Operating expenses including reimbursement/waiver	1.05%	1.05%	1.05%	1.05%	1.05%
PORTFOLIO TURNOVER RATE	61%	64%	70%	89%	94%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $(0.005) per share.

48

EMERALD INSIGHTS FUND
For a share outstanding throughout the years presented

INVESTOR CLASS

	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2021	Year Ended April 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$13.87	$15.05	$20.06	$12.07	$11.45

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.14)	(0.12)	(0.18)	(0.15)	(0.09)
Net realized and unrealized gain/(loss) on investments	3.70	(0.41)	(1.97)	9.75	0.71
Total from Investment Operations	3.56	(0.53)	(2.15)	9.60	0.62

LESS DISTRIBUTIONS:
From capital gains	—	(0.65)	(2.86)	(1.61)	0.00 (b)
Total Distributions	—	(0.65)	(2.86)	(1.61)	—
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.56	(1.18)	(5.01)	7.99	0.62
NET ASSET VALUE, END OF PERIOD	$17.43	$13.87	$15.05	$20.06	$12.07

TOTAL RETURN	25.67%	(3.75%)	(12.80%)	82.08%	5.45%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$795	$824	$689	$638	$274
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.89%)	(0.87%)	(0.97%)	(0.91%)	(0.82%)
Operating expenses excluding reimbursement/waiver	1.95%	1.97%	1.71%	1.86%	2.17%
Operating expenses including reimbursement/waiver	1.40%	1.40%	1.40%	1.40%	1.40%
PORTFOLIO TURNOVER RATE	61%	64%	70%	89%	94%

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $(0.005) per share.

49

Appendix A – Intermediary Sales Charge Waivers and Discounts

The following information is provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”):

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill

Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)

Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

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Additional Information About the Funds

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Funds’ investments. These reports discuss the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

Statement of Additional Information

The statement of additional information provides more detailed information about the Funds. It is incorporated by reference into (is legally a part of) this Prospectus.

The Funds send only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about a Fund by contacting the Transfer Agent at 1-855-828-9909, by writing the Fund at 430 W 7th Street Suite 219102, Kansas City, MO 64105-1407, or by calling your financial consultant. This information is also available free of charge on the Funds’ website at www.emeraldmutualfunds.com.

You can also obtain copies of the Funds’ shareholder reports, prospectus and statement of additional information after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about the Funds that is not in this Prospectus, you should not rely upon that information. Neither any Fund nor the Distributor is offering to sell shares of the Funds to any person to whom that Fund may not lawfully sell its shares.

(Investment Company Act file no. 811-8194)

STATEMENT OF ADDITIONAL INFORMATION

August 31, 2024

Name of Fund	Ticker
	Class A	Class C	Institutional Class	Investor Class
Emerald Finance and Banking Innovation Fund	HSSAX	HSSCX	HSSIX	FFBFX
Emerald Growth Fund	HSPGX	HSPCX	FGROX	FFGRX
Emerald Insights Fund	EFCAX	EFCCX	EFCIX	EFCNX

P.O. Box 2191002

Kansas City, MO 64121-9102

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Institutional Class Shares and Investor Class Shares (collectively, the “Shares”) of the Funds listed above, each of which is a separate series of Financial Investors Trust, a Delaware statutory trust (the “Trust”). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) is the investment adviser of each Fund.

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds’ current prospectus dated August 31, 2024, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Funds at the address listed above, or by calling the Funds’ transfer agent at 1-855-828-9909. The Funds’ most recent Annual Report, if any, is incorporated by reference into this SAI and can be obtained free of charge, by calling the toll-free number printed above.

TABLE OF CONTENTS

CLASSIFICATION, INVESTMENT OBJECTIVES AND POLICIES	1
ADDITIONAL INVESTMENT ACTIVITIES AND RISKS APPLICABLE TO THE FUNDS	2
OTHER PRACTICES	16
INVESTMENT LIMITATIONS	19
PORTFOLIO TURNOVER	25
DISCLOSURE OF PORTFOLIO HOLDINGS	25
PORTFOLIO TRANSACTIONS AND BROKERAGE	28
PURCHASE, EXCHANGE & REDEMPTION OF SHARES	30
TRUSTEES AND OFFICERS	38
INVESTMENT MANAGER	45
DISTRIBUTOR	47
CODE OF ETHICS	47
ADMINISTRATOR	47
PROXY VOTING POLICIES AND PROCEDURES	47
PRINCIPAL SHAREHOLDERS	48
EXPENSES	49
PORTFOLIO MANAGERS	49
NET ASSET VALUE	52
FEDERAL INCOME TAXES	53
DESCRIPTION OF THE TRUST	65
OTHER INFORMATION ABOUT THE FUNDS	66
PERFORMANCE INFORMATION	66
FINANCIAL STATEMENTS	67
APPENDIX A: Voting Proxy Procedure	A-1

CLASSIFICATION, INVESTMENT OBJECTIVES AND POLICIES

Financial Investors Trust

This Statement of Additional Information (the “SAI”) includes information about the Emerald Finance and Banking Innovation Fund, the Emerald Growth Fund, and the Emerald Insights Fund (each a “Fund” and collectively the “Funds”). Each Fund is a series of the Financial Investors Trust (the “Trust”), an open-end, management investment company organized as a Delaware statutory trust on November 30, 1993. On March 15, 2012, as a result of the reorganization of the Forward Finance and Banking Innovation Fund and the Forward Growth Fund into the Emerald Finance and Banking Innovation Fund and the Emerald Growth Fund, respectively, the Emerald Finance and Banking Innovation Fund and the Emerald Growth Fund assumed the assets and liabilities of the Forward Banking and Finance Fund and the Forward Growth Fund, respectively (each a “Forward Predecessor Fund”).

Classification

The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or non-diversified. The following table shows each Fund’s classification:

Fund Name	Classification
Emerald Finance and Banking Innovation Fund	Diversified
Emerald Growth Fund	Diversified
Emerald Insights Fund	Diversified

What are the Funds’ Investment Objectives?

The following table indicates each Fund’s investment objective:

Fund Name	Investment Objective
Emerald Finance and Banking Innovation Fund	The Emerald Finance and Banking Innovation Fund seeks long-term growth through capital appreciation. Income is a secondary objective.
Emerald Growth Fund	The Emerald Growth Fund seeks long-term growth through capital appreciation.
Emerald Insights Fund	The Emerald Insights Fund seeks long-term growth through capital appreciation.

While there is no assurance that each Fund will achieve its investment objective, each Fund endeavors to do so by following the strategies and policies described in this prospectus.

Each Fund’s Board of Trustees (the “Board”) may change its investment objective without a shareholder vote. Each Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to a Fund’s investment objective, you should consider whether a Fund remains an appropriate investment for you.

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS APPLICABLE TO THE FUNDS

Each Fund’s principal investment strategies, and the risks associated therewith, are described in the Fund’s “Principal Investment Strategies” and “Principal Risks” section of the Prospectus. Certain of those investment strategies and associated risks are described in greater detail in the following section. In addition, to the extent mentioned in each Fund’s principal investment strategies, and unless precluded by such strategies, each Fund may also invest in certain types of securities or pursue certain activities as discussed below. Each Fund, to the extent applicable, may be subject to additional risks in connection with its investments in such securities or as a result of each Fund’s investment strategies.

The following is not meant to be an exclusive list of all the securities and instruments in which each Fund may invest, the investment strategies in which it may engage, or the risks associated with both. Each Fund may invest in instruments and securities and engage in strategies other than those listed below, and may be subject to risks that are not described here. An investment strategy (and related risk) that is described below, but which is not described in the Fund’s Prospectus or above under “Investment Activities and Risks Applicable to the Funds” for the particular Fund, should not be considered to be a principal strategy (or related risk) applicable to the Fund.

Banking and Financial Services-Related Investment (Emerald Finance and Banking Innovation Fund Only)

The banking and financial services industries are comparatively narrow segments of the economy. Entities in these industries may be subject to additional risks such as increased competition within the sector or changes in legislation or government regulations. In addition, entities in these industries are particularly vulnerable to certain factors affecting the industries as a whole, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Bank Obligations

Bank obligations that may be purchased by each Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Borrowing Risk

Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a Fund. Borrowing will exaggerate the effect of any increase or decrease in the market price of securities in a Fund’s portfolio on the Fund’s net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees and/ or the cost of maintaining minimum average balances). These costs may exceed the gain on securities purchased with borrowed funds. Increased operating costs, including the financing cost associated with any leverage, may reduce a Fund’s total return. Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of a Fund.

Successful use of borrowing depends on the ability of the Adviser to correctly predict interest rates and market movements, and there is no assurance that the use of borrowing will be successful. Capital raised through leverage will be subject to interest costs, which may fluctuate with changing market rates of interest. A Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit) and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Some of a Fund’s portfolio securities may also be leveraged and will therefore be subject to the leverage risks described above. This additional leverage may, under certain market conditions, reduce the net asset value of a Fund.

Cash and Cash Equivalents Risk

The holding by a Fund of a substantial portion of its assets in cash and/or cash equivalents such as money market securities, U.S. government obligations and short-term debt securities, which may occur under certain market conditions, could have a negative effect on the Fund’s ability to achieve its investment objective.

Cash Position

Each Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when the portfolio manager is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if that Fund remained more fully invested in stocks or bonds.

Combined Transactions

Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of a Fund’s investment objective.

Convertible Securities

Each Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks of companies that the Adviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Adviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Sub-Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the Adviser has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into. Each Fund’s investment process is biased toward value.

Concentration (Emerald Finance and Banking Innovation Fund Only)

The Emerald Finance and Banking Innovation Fund concentrates its investments in issuers of one or more particular industries to the extent permitted by applicable regulatory guidance. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure (long or short) to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

Credit Default Swaps

Each Fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, a Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, a Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would have spent the stream of payments and received no benefit from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, a Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Credit default swaps may be subject to regulation by the Commodity Futures Trading Commission (“CFTC”), Securities Exchange Commission (“SEC”) or both. Both the CFTC and the SEC have issued guidance and relief regarding the implementation of various provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) relating to the use of swaps. As they attempt to finalize various rulemakings mandated by the Dodd-Frank Act, either or both of the CFTC and SEC may issue additional guidance or relief to provide additional clarity. Further action by the CFTC or SEC may affect a Fund’s ability to use credit default swaps or may require additional disclosure by a Fund.

Credit Ratings

The securities in which either Fund will invest will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such securities, commonly referred to as “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. An investment in either Fund should not be considered as a complete investment program for all investors. Moreover, substantial investments in non-U.S. securities may have adverse tax implications as described under “FEDERAL INCOME TAXES.”

The Adviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history. The Adviser will also review the ratings, if any, assigned to the security by any recognized rating organizations, although the Adviser’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the Adviser will evaluate the relative value of an investment compared with its perceived credit risk. A Fund’s ability to achieve its investment objective may be more dependent on the Adviser’s credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody’s and S&P is set forth in Appendix A.

Cybersecurity Risk

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity failures or breaches by the Fund’s third-party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third-party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Derivatives

Each Fund may engage in a variety of derivative transactions in accordance with the applicable rules of the CFTC, and, to the extent applicable, the rules and regulations of certain national or foreign exchanges; however, no Fund will be obligated to use derivatives and no Fund makes any representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which a Fund may invest include, but are not limited to, interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter (“OTC”) put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps floors, and collars, entering into equity swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used, among other reasons, as part of a Fund’s investment strategy, to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a Fund’s income or gain. A Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of a Fund to utilize derivatives successfully will depend on numerous factors including the Adviser’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund’s portfolio securities.

Subject to the constraints described above, a Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and OTC put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and a Fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the Adviser determines that they are consistent with a Fund’s investment objective and policies and applicable regulatory requirements. A Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce a Fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of a Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “FEDERAL INCOME TAXES.”

Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, exempts an adviser of a fund that invests in “commodity interests” from registration as a “commodity pool operator” (“CPO”) provided that, among other restrictions, the adviser enters into such positions solely for “bona fide hedging purposes” or limits its use of commodity interests for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions do not exceed 5% of the liquidation value of a fund’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of a fund’s portfolio.

The Adviser intends to either: (i) comply with the requirements of the CEA by operating each Fund in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines; (ii) comply with the requirements of the CEA by registering as a CPO with the CFTC and the National Futures Association; or (iii) operate each Fund in a manner such that the Fund will not be a “commodity pool” under the CEA.

Regulation of Derivatives.

Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Fund’s Board, including a majority of the independent Directors, and periodically reviews the DRMP and reports to the Fund’s Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a Fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Derivatives Risks

A Fund may invest in derivatives, which are securities whose value is based on the value of another security or index. These instruments include options, futures contracts, forward currency contracts, swap agreements, and similar instruments. There is limited consensus as to what constitutes a “derivative.” For certain Funds’ purposes, derivatives may also include customized baskets or options (which may incorporate other securities directly and also various derivatives including common stock, options, and futures) structured as agreed upon by a counterparty, as well as specially structured types of mortgage and asset-backed securities whose value is linked to foreign currencies. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested. Investing for hedging purposes or to increase a Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. A Fund may use a variety of currency hedging techniques to attempt to hedge exchange rate risk or gain exposure to a particular currency. When used for hedging purposes, no assurance can be given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged. Because the markets for certain derivative instruments are relatively new, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes and there can be no assurance that a particular derivative position will be available when sought by the Adviser or, if available, that such techniques will be utilized by the Adviser.

The market value of derivative instruments and securities may be more volatile than that of other instruments, and each type of derivative instrument may have its own special risks, including the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates, and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. The value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track.

Derivatives are subject to a number of other risks, including liquidity risk (the possibility that the derivative may be difficult to purchase or sell and the Adviser may be unable to initiate a transaction or liquidate a position at an advantageous time or price), leverage risk (the possibility that adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative), interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations), and counterparty risk (the risk that a counterparty may be unable to perform according to a contract, and that any deterioration in a counterparty’s creditworthiness could adversely affect the instrument). In addition, because derivative products are highly specialized, investment techniques and risk analyses employed with respect to investments in derivatives are different from those associated with stocks and bonds. Finally, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed as ordinary income) than if the Fund had not used such instruments. Derivative instruments are also subject to the risk that the market value of an instrument will change to the detriment of a Fund. If the Adviser inaccurately forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives, a Fund might have been in a better position if it had not entered into the transaction at all. Some strategies involving derivative instruments can reduce the risk of loss, but they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other investments held by a Fund. A Fund may also have to buy or sell a security at a disadvantageous time or price because regulations require funds to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Debt Securities Risk

A Fund may invest in short-term and/or long-term debt securities. Debt securities in which a Fund may invest are subject to several types of investment risk. They may have market or interest rate risk, which means their value will be affected by fluctuations in the prevailing interest rates. Bonds are subject to the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Fund’s investments in bonds. Investments in these types of securities pose the risk that the Adviser’s forecast of the direction of interest rates might be incorrect.

Debt securities are subject to credit risk, which is the risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity. The credit quality of a bond or fixed-income holding could deteriorate as a result of a bankruptcy or extended losses. There is no guarantee that a sovereign government will support certain government sponsored entity securities and, accordingly, these securities involve a risk of non-payment of principal and interest. In addition, the value of a Fund’s debt securities will generally decline if the credit rating of the issuer declines, and an issuer whose credit rating has declined may be unable to make payments of principal and/or interest. Call or income risk exists with respect to corporate bonds during periods of falling interest rates because of the possibility that securities with high interest rates will be prepaid or “called” by the issuer before they mature. A Fund would have to reinvest the proceeds at a possibly lower interest rate. A Fund may also be subject to event risk, which is the possibility that corporate debt securities held by the Fund may suffer a substantial decline in credit quality and market value if the issuer restructures.

Debt securities generally increase in value during periods of falling interest rates and decline in value if interest rates increase. Usually, the longer the remaining maturity of a debt security is, the greater the effect interest rate changes have on its market value.

Equity Investments

Each Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Emerging Markets

The Funds may invest in foreign investments of issuers in emerging markets. Investments in such emerging markets present greater risks than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and markets of certain emerging market countries. A relative lack of information about companies in emerging markets may also exist. Securities traded on emerging markets are potentially illiquid and may be subject to volatility and high transaction costs.

Exchange Traded Funds and Other Similar Instruments

Shares of exchange-traded funds (“ETFs”) and other similar instruments may be purchased by any Fund. Generally, an ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index or index segment. Similar instruments, used by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (i) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (ii) an ETF may not fully replicate the performance of its benchmark index because of temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (iii) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (iv) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. Each Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. These investments may be used for hedging purposes or to seek to increase total return (which is considered a speculative activity).

Because ETFs and pools that issue similar instruments incur various fees and expenses, a Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser will consider expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs that are investment companies, they invest substantially all of their assets in securities of various securities indices or a particular segment of a securities index. Most ETFs are listed and traded on the NYSE Arca, Inc. (“Arca”). The market price of ETFs is expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the Arca. ETFs may trade at relatively modest discounts or premiums to net asset value. In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the Arca necessary to maintain the listing of ETFs in which a Fund invests will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting the shares of ETFs held by a Fund should occur in the future, the liquidity and value of that Fund’s shares could also be adversely affected. If such disruptions were to occur, that Fund could be required to reconsider the use of ETFs as part of its investment strategy.

Limitations of the 1940 Act, which prohibit any Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict the Fund’s ability to purchase shares of certain ETFs.

Firm Commitments and When-Issued Securities

Each Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable.

Fixed Income Securities

Each Fund may invest in fixed income securities. Fixed income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed income securities may include securities issued by U.S. federal, state, local, and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to a Fund.

Floating and Variable Rate Instruments

Each Fund may each invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which a Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Government-Sponsored Enterprises (“GSEs”) Risk

Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB), although sponsored or chartered by the U.S. Government, are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, securities issued by GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

Health Care Sector Risk

Factors that may affect the profitability of companies in the health care sector include extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products, services and facilities, pricing pressure, an increased emphasis on outpatient services, limited number of products and product obsolescence due to industry innovation, changes in technologies and other market developments. A major source of revenue for the health care sector is payments from Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs, as well as state or local health care reform measures. Companies in the health care sector depend heavily on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of companies in this sector. Health care companies also are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make raising prices difficult and, at times, may result in price discounting. In addition, companies in the health care sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

Indexed Securities

Each Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce a Fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Equity securities generally have greater price volatility than fixed-income securities.

Managed Portfolio Risk

The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause a Fund to incur losses.

Market Risk

The market price of securities owned by any Fund may go up or down, sometimes rapidly or unpredictably.

Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Equity securities generally have greater price volatility than fixed-income securities.

Money Market Instruments/Securities

Each Fund may hold money market instruments, including commercial paper, bankers acceptances, certificates of deposit and other short term debt securities as ancillary liquid assets.

Options

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. A Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to potentially increase income or gain, a Fund may purchase put and call options or write “covered” put and call options on futures contracts on stocks, stock indices, interest rates and currencies. In addition, a Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by a Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by a Fund is “covered” if the Fund has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

By writing a call, a Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, a Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for a Fund. A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. Even though the Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

A Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Each of the Funds reserves the right to purchase or sell options on instruments and indices other than those described here and which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

Options on Stocks and Stock Indices

Each Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, the Funds may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index, and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the Adviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Portfolio Turnover

A Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A higher turnover rate (100% or more) will involve correspondingly greater transaction costs, which will be borne directly by the Fund, may have an adverse impact on performance, and may increase the potential for more taxable distributions being paid to shareholders, including short-term capital gains that are taxed at ordinary income rates. To the extent a Fund engages in short sales (which are not included in calculating the portfolio turnover rate), the transaction costs incurred by the Fund are likely to be greater than the transaction costs incurred by a mutual fund that does not take short positions and has a similar portfolio turnover rate.

Preferred Stock

Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Restricted Securities and Securities with Limited Trading Markets (Rule 144A)

Each Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. The Funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. Liquidity determinations with respect to Rule 144A securities will be made by the Board or by the Adviser pursuant to guidelines established by the Board. A Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

Each Fund may purchase Rule 144A securities on certain exchanges. These markets provide access to only institutional and highly sophisticated investors. They allow private companies to raise capital without the disclosure requirements of public markets and follow specific SEC rules to avoid certain disclosure requirements. Under these rules, companies are able to sell securities without registering them if the issued securities are limited to qualified institutional buyers (investors with at least $100 million in assets), and there are less than 500 shareholders. The market is run through a proprietary trading system. This system allows the members of the exchange to view bid and ask offers and recent sales. Actual transactions are made through special brokers. Because of the lack of disclosure in these markets, shares are expected to trade at a discount to the equivalent price achievable if the shares were listed on a public market. Companies utilizing these markets however, believe that the ability to avoid disclosure requirements of public markets is more important than receiving the higher price available from a public exchange listing.

Restricted, Illiquid and Convertible Securities Risk

Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized non-U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. If a security is illiquid, a Fund may not be able to sell the security at a time and/or price at which the Adviser might wish to sell, which means that the Fund could lose money. In addition, the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Fund could realize upon disposition. Restricted securities (i.e., securities subject to legal or contractual restrictions on resale) may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Securities Issued By Other Investment Companies

Each Fund may invest in shares of other investment companies, including, but not limited to, other mutual funds, money market funds, ETFs, HOLDRs, unit investment trusts, and closed-end funds, to gain exposure to a particular portion of the market rather than purchase securities directly. Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses.

Securities Related Activities

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a Fund’s investments in certain non-U.S. banks and other financial institutions.

Short Sales

Each Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. Each Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Small and Medium Capitalization Stocks

Investment in securities of smaller companies presents greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions, and less liquidity than the securities of larger, more mature companies.

Tax Risk

The federal income tax treatment of the complex securities in which a Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed as ordinary income) than if the Fund had not used such instruments.

U.S. Government Securities

Each Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. A Fund will invest in such obligations only where the Adviser is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect a Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. Government securities (such as Fannie Maes and Freddie Macs) are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. Therefore, the securities would generally be neither issued nor guaranteed by the U.S. Treasury.

Under the direction of the Federal Housing Finance Agency, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”), which would generally align the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was launched in June 2019, and as of this time, the long-term effects it may have on the market for mortgage-backed securities remains uncertain.

Value Stocks Risk

Although a Fund may invest in securities that the Adviser believes to be undervalued, such securities may, in fact, be appropriately priced. There is no guarantee that the price of a security believed to be undervalued will not decline. In addition, the markets may favor growth stocks over stocks that are undervalued.

Warrants and Rights

Each Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

OTHER PRACTICES

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below, each Fund may be permitted to borrow from any bank for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Any borrowings for temporary purposes in excess of 5% of a Fund’s total assets will count against this asset coverage requirement. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter, reduce the reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. Each Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Depositary Receipts

Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts (“ADRs”), and Global Depositary Receipts (“GDRs”) and other depositary receipts. Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of each Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by a Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

Illiquid Securities

Each Fund may invest up to 15% of the value of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written OTC options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

To the extent that liquid assignments and loan participations that a Fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board, monitors Fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable each Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Loans of Portfolio Securities

Each Fund may lend portfolio securities to brokers or dealers or other financial institutions in accordance with policies and procedures of the Trust, as may be adopted from time to time. The procedure for the lending of securities will typically include the following features and conditions. The collateral will consist either of U.S. Government Securities or the borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will seek to invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. The Fund bears the risk of such investments, including the risk of loss of the entire cash collateral received for loaned securities. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may typically be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent, although the U.S. federal income tax characteristics of such payment may change. The Fund’s performance will continue to reflect changes in the value of the securities loaned.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a Fund lent has increased or the value of the collateral decreased, the Fund could experience a loss. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, generally retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Adviser believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. Additionally, the Board has a fiduciary obligation to recall securities on loan in time to vote proxies if the Fund has knowledge of a material event with respect to such securities. The Fund may typically also call such loans in order to sell the securities involved.

Repurchase Agreements

Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time (normally within a seven day period) and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Adviser monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

Reverse Repurchase Agreements

Each Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

Temporary Defensive Positions

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in short-term debt securities, cash and cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

INVESTMENT LIMITATIONS

Fundamental Investment Restrictions

The following is a description of the Funds’ fundamental investment restrictions. “Fundamental” restrictions are those that may not be changed without the vote of a majority of a Fund’s outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 percent of the outstanding voting securities of such company, whichever is less.

In contrast, non-fundamental investment restrictions (which include the Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or this SAI) may be changed by the Board without shareholder approval.

The percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

For purposes of the fundamental restrictions set forth below, “total assets” means net assets, plus the amount of any borrowings for investment purposes.

Emerald Finance and Banking Innovation Fund – Fundamental Investment Limitations

The Emerald Finance and Banking Innovation Fund may not:

(1) Purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer, except that if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed this limit, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

(2) Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities), except that the Emerald Finance and Banking Innovation Fund shall, under normal conditions, invest not less than 25% of its total assets in securities of companies principally engaged in the banking industry and not less than 25% of its total assets in securities of companies principally engaged in the financial services industry. For purposes of this restriction, companies principally engaged in the banking industry means U.S. commercial and industrial banking and savings institutions and their parent holding companies, and companies principally engaged in the financial services industry means commercial and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, real estate investment trusts, insurance and insurance holding companies, and leasing companies;

(3) Borrow money, except from a bank, with such borrowing to be limited to more than 5% of net assets;

(4) Make loans, except by purchase of debt obligations in which the Fund may invest in accordance with its investment policies, or except by entering into qualified repurchase agreements with respect to not more than 25% of its total assets (taken at current value). This policy does not prevent the Fund from lending its portfolio securities to the extent permitted by its fundamental restrictions and policies, or prevent a Fund from purchasing debt obligations, entering into repurchase agreements, or investment in loans, including assignments and participation interests;

(5) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(6) Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, securities which represent interests in real estate, securities which are secured by or represent interests in real estate that are issued or backed by the United States government, its agencies or instrumentalities, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

(7) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities, including but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded notes; and

(8) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (3) and (8) above shall be interpreted based upon federal securities laws and the rules and regulations thereunder. Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as such Fund complies with applicable regulatory requirements. See “Borrowing” above.

For the purposes of Restriction (2), the Emerald Finance and Banking Innovation Fund currently intends to use the Russell Industry Classification Benchmark, and more specifically the Banks, Financial Services, Insurance SuperSectors and the Transaction Processing Services SubSector. The use of any particular classification system is not a fundamental policy. The Fund may use other classification titles, standards, and systems from time to time, as it determines to be in the best interests of shareholders. These classifications are not fundamental policies of the Fund.

Emerald Growth Fund – Fundamental Investment Limitations

The Emerald Growth Fund may not:

(1) Purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer, except that if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed this limit, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

(2) Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities);

(3) Borrow money, except from a bank, with such borrowing to be limited to more than 5% of net assets (see “Borrowing” above);

(4) Make loans, except by purchase of debt obligations in which the Fund may invest in accordance with its investment policies, or except by entering into qualified repurchase agreements with respect to not more than 25% of its total assets (taken at current value). This policy does not prevent the Fund from lending its portfolio securities to the extent permitted by its fundamental restrictions and policies, or prevent a Fund from purchasing debt obligations, entering into repurchase agreements, or investment in loans, including assignments and participation interests;

(5) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(6) Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, securities which represent interests in real estate, securities which are secured by or represent interests in real estate that are issued or backed by the United States government, its agencies or instrumentalities, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

(7) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities, including but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded notes; and

(8) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (3) and (8) above shall be interpreted based upon federal securities laws and the regulations thereunder. Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as such Fund complies with applicable regulatory requirements. See “Borrowing” above.

For the purposes of Restriction (2), the Emerald Growth Fund currently intends to use the Standard Industrial Classification System (“SIC”). The use of any particular classification system is not a fundamental policy. The Fund may use other classification titles, standards, and systems from time to time, as it determines to be in the best interests of shareholders. These classifications are not fundamental policies of the Fund.

Emerald Insights Fund - Fundamental Investment Limitations

The Emerald Insights Fund may not:

(1) With respect to 75% of the Fund’s total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer, except that if the Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed this limit, it will not constitute a violation if, prior to the receipt of securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

(2) Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities);

(3) Borrow money, except from a bank, with such borrowing to be limited to not more than 5% of net assets (see “Borrowing” above);

(4) Make loans, except by purchase of debt obligations in which the Fund may invest in accordance with its investment policies, or except by entering into qualified repurchase agreements with respect to not more than 25% of its total assets (taken at current value). This policy does not prevent the Fund from lending its portfolio securities to the extent permitted by its fundamental restrictions and policies, or prevent a Fund from purchasing debt obligations, entering into repurchase agreements, or investment in loans, including assignments and participation interests;

(5) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(6) Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, securities which represent interests in real estate, securities which are secured by or represent interests in real estate that are issued or backed by the United States government, its agencies or instrumentalities, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

(7) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities, including but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded notes; and

(8) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (3) and (8) above shall be interpreted based upon federal securities laws and the rules and regulations thereunder. Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as such Fund compliles with applicable regulatory requirements. See “Borrowing” above.

For the purposes of Restriction (2), the Emerald Insights Fund currently intends to use the Standard Industrial Classification System (“SIC”). The use of any particular classification system is not a fundamental policy. The Fund may use other classification titles, standards, and systems from time to time, as it determines to be in the best interests of shareholders. These classifications are not fundamental policies of the Fund.

Non-Fundamental Investment Limitations

In addition to the foregoing fundamental investment policies, the Funds are also subject to the following non-fundamental restrictions and policies. These and other non-fundamental investment restrictions disclosed elsewhere in the prospectus or in this statement of additional information may be changed at any time by the Board of Trustees without shareholder approval.

Emerald Finance and Banking Innovation Fund - Non-Fundamental Investment Limitations

In addition, it is contrary to the Emerald Finance and Banking Innovation Fund’s present policy, which may be changed without shareholder vote, to:

(1) Purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s total net assets (based on then-current value) would then be invested in such securities;

(2) Invest less than 80% of the value of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) in stocks of companies principally engaged in the banking or financial services industries;

(3) Purchase or hold the securities of any issuer if the officers or trustees of the Fund or the Adviser (i) individually own more than 0.5% of the outstanding securities of the issuer, or (ii) collectively own more than 5% of the outstanding securities.

For purposes of Restriction (1) above, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct their operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act and certain commercial paper, which the Adviser has determined to be liquid under procedures approved by the Board.

Emerald Growth Fund - Non-Fundamental Investment Limitations

In addition, it is contrary to the Emerald Growth Fund’s present policy, which may be changed without shareholder vote, to:

(1) Purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s total net assets (based on then-current value) would then be invested in such securities;

(2) Invest in, write, or sell put or call options, straddles, spreads or combinations thereof;

(3) Make short sales;

(4) Pledge, mortgage or hypothecate assets, except to secure borrowings permitted by Item (3) above, and then only pledge securities not exceeding ten percent (10%) of the Fund’s total assets (at current value);

(5) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities;

(6) Purchase or hold the securities of any issuer if the officers or trustees of the Fund or the Adviser (i) individually own more than 0.5% of the outstanding securities of the issuer, or (ii) collectively own more than 5% of the outstanding securities.

For purposes of Restriction (1) above, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct their operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act and certain commercial paper, which the Adviser has determined to be liquid under procedures approved by the Board.

Emerald Insights Fund - Non-Fundamental Investment Limitations

In addition, it is contrary to the Emerald Insights Fund’s present policy, which may be changed without shareholder vote, to:

(1) Purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s total net assets (based on then-current value) would then be invested in such securities;

(2) Pledge, mortgage or hypothecate assets, except to secure borrowings permitted by Item (3) above, and then only pledge securities not exceeding ten percent (10%) of the Fund’s total assets (at current value);

(3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities;

(4) Purchase or hold the securities of any issuer if the officers or trustees of the Fund or the Adviser (i) individually own more than 0.5% of the outstanding securities of the issuer, or (ii) collectively own more than 5% of the outstanding securities.

For purposes of Restriction (1) above, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct their operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act and certain commercial paper, which the Adviser has determined to be liquid under procedures approved by the Board.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders. Each Fund’s portfolio turnover rate may vary from year to year, as well as within a year. Each Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See “Portfolio Transactions and Brokerage” in this SAI.

For reporting purposes, each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

This Policy sets forth the conditions under which Portfolio Holdings data for the Trust on behalf of the Funds may be disclosed to Third Parties (which may include the public) and Service Providers. No data about the Fund may be disclosed except in accordance with this Policy.

Portfolio Holdings data includes, but is not limited to, the following information about the Funds: (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio.

“Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Trustee of the Board, or an officer of the Funds.

“Service Providers” or a “Service Provider” includes, but is not limited to, the investment adviser, sub-adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Funds.

Policy Overview

The Board has adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Portfolio Holdings. These policies and procedures are designed to protect the confidentiality of the Portfolio Holdings’ information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

In order to protect the Funds from any trading practices or other use by a Third Party that could harm the Fund, Portfolio Holdings’ and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

The Board of Trustees will periodically review the list of entities that have received, other than through public channels, Portfolio Holdings data, to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest and evaluate the effectiveness of its current portfolio holding policy.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
Emerald Mutual Fund Advisers Trust (Adviser)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily
U. S. Bank, N.A. (Custodian)	Daily	None	Daily	Daily
Cohen & Company, Ltd. (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Counsel)	As needed	None	As needed	As needed
Troutman Pepper LLP (Counsel to the Adviser)	As needed	None	As needed	As needed
FactSet Research Systems	Daily	None	Daily	Daily
Bloomberg, LP	Daily	None	Daily	Daily
INDATA	Daily	None	Daily	Daily

Only officers of the Funds and their authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, may approve the disclosure of a Fund’s Portfolio Holdings. Except as set forth under “Policy Exceptions” below, exceptions to this Policy may only be made if an officer of a Fund and its authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, determines that the disclosure is being made for a legitimate business purpose and such disclosures must be documented and reported to the Board on a quarterly basis. In all cases, Third Parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any Portfolio Holdings data received and not to trade on the Confidential Portfolio Information (defined below) received. Neither the Trust nor its Service Providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of a Fund’s Portfolio Holdings.

Disclosure of the Portfolio Holdings’ information that is not publicly available (“Confidential Portfolio Information”) may be made to Service Providers. In addition, to the extent permitted under applicable law, the investment adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s relevant Service Providers and to facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the investment adviser believes is reasonably necessary in connection with the services to be provided. As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the applicable Fund’s investment adviser’s Chief Compliance Officer (or persons designated by the investment adviser’s Chief Compliance Officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

The Fund’s investment adviser shall have primary responsibility for ensuring that the Portfolio Holdings’ information is disclosed only in accordance with this Policy. As part of this responsibility, the Fund’s investment adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Full Portfolio Holdings

The Funds currently disclose their portfolio holdings, as of the end of each month, on their website at www.emeraldmutualfunds.com. Portfolio holdings as of month-end are posted on the 21st day of the next succeeding month (or, if the 21st day is not a business day, then on the next business day). Except as set forth in this Policy, the full holdings of the Fund will be publicly disclosed on a quarterly basis on forms required to be filed with the U.S. Securities and Exchange Commission (“SEC”) as follows: (i) Portfolio Holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) Portfolio Holdings as of the end of the first and third fiscal quarters will be filed in Form N-PORT (as described below); and (iii) Portfolio Holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR. Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on Form N-PORT. The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at www.sec.gov within 60 days of the end of the fiscal quarter upon filing. The Trust’s Form N-CSRs (and historical Form N-Qs) are also available on the SEC’s website at www.sec.gov. The Fund currently authorizes the quarterly dissemination of full holdings after a fifteen (15) calendar day lag.

Partial Portfolio Holdings

Except as set forth in this Policy, partial Portfolio Holdings information will only be provided to third Parties for the most recent month-end period and only after a ten (10) calendar day delay from the end of the month being provided. These holdings may include any combination of the Portfolio Holdings information, except for full Portfolio Holdings.

Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this Policy:

▪	Disclosures that are required by law;

▪	Disclosures necessary for Service Providers (defined above);

▪	Disclosure necessary for Rating Agencies to assess applicable fund ratings;

▪	Disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting, or other transactions in portfolio securities

▪	Disclosures to the applicable Fund’s or Service Providers’ regulatory authorities, accountants, or counsel;

▪	Disclosures to the adviser of the Fund of compiled data concerning accounts managed by the adviser; or

▪	Any portfolio holdings that precede a full public disclosure (e.g., portfolio holdings that are dated prior to the most recent quarterly disclosure) are not considered to be sensitive, proprietary information of the Fund, and therefore are not subject to the aforementioned disclosure policies.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of the Fund in determining whether the allocation of an investment is suitable. The Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.

Brokerage and Research Services

The Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The Adviser places orders for the purchase and sale of portfolio investments for the Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Fund, the Adviser will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolios, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by the Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

Advisers or sub-advisers of investment companies and other institutional investors receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives brokerage and research products and services from many broker-dealers with which the Adviser places the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Fund are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Fund’s portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, brokerage and research products and services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Fund, although not all of these brokerage and research products and services may be necessarily useful and of value to the Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), an Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the advisory accounts for which it exercises investment discretion.

The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal year or period noted:

	For the Fiscal Year Ended April 30, 2024	For the Fiscal Year Ended April 30, 2023	For the Fiscal Year Ended April 30, 2022
Emerald Finance and Banking Innovation Fund	$189,215	$407,022	$1,039,430
Emerald Growth Fund	$903,844	$846,583	$902,794
Emerald Insights Fund	$19,188	$19,156	$27,129

PURCHASE, EXCHANGE & REDEMPTION OF SHARES

ALPS Fund Services, Inc. (the “Transfer Agent”), will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase, exchange or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

Shares of each Fund are currently divided into four share classes – Class A, Class C, Institutional Class and Investor Class shares.

The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund along with a share of the general expenses of the Fund and Trust. Any general expenses of the Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Trustees in such manner as they determine to be fair and equitable.

Purchase of Shares

The following table lists the sales charges that will be applied to your share purchase, subject to the breakpoint discounts indicated in the tables and described below.

Purchase Amount	Class A (Sales Charge)**	Class A Dealer Concession as a Percentage of Offering Price	Class C (Sales Charge)	Institutional Class (Sales Charge)	Investor Class (Sales Charge)
Less than $50,000	4.75%	4.25%	None*	None	None
$50,000 to $249,999.99	3.75%	3.25%	None*	None	None
$250,000 to $499,999.99	2.75%	2.50%	None*	None	None
$500,000 to $999,999.99	2.00%	1.75%	None*	None	None
$1 million or greater	0.00%	Up to 0.50%	None*	None	None

*	A contingent deferred sales charge of 1.00% may apply to shares redeemed within 12 months of purchase.

**	Based on the amount you invest in a Fund; sales charge calculated as a percentage of the offering price and not NAV.

Class A shares are generally offered directly and through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A shares offer the ability for payment of up to 4.75% of the offering price for payment to financial intermediaries for the provision of general distribution services, up to 0.35% of net assets for 12b-1 distribution and services. In addition, the shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. Consult with your financial intermediary representative for additional information on whether the shares are an appropriate investment choice. Broker-Dealers who make shares available through mutual fund wrap accounts may impose additional fees for services connected to the wrap account. Investments of $50,000 or more, either as a lump sum or though the Fund’s accumulation or letter of intent programs may be eligible for a waiver of all or part of the 4.75% initial sales charge (load).

If your account value, including the amount of your current investment, totals $1 million or more, you will not pay a front-end sales charge on the current investment amount. The Distributor may pay the selling financial intermediary up to 0.50% of the offering price. However, if you sell these shares (for which you did not pay a front-end sales charge) within twelve months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 0.50%. The amount of CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The Funds will use the first-in, first-out (FIFO) method to determine the twelve-month holding period for the CDSC. The date of the redemption will be compared to the earliest purchase date of Class A shares not subject to a sales charge held in the redeeming shareholder's account. The CDSC will be charged if the holding period is less than twelve months, using the anniversary date of a transaction to determine the "twelve-month" mark. The CDSC primarily goes to the Distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries.

Class A shares acquired by reinvestment of dividends are not subject to the CDSC. CDSC waivers are available in certain circumstances. For information regarding waivers (see Redemption of Shares - Contingent Deferred Sales Charge (“CDSC”) below).

Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Class C shares are generally offered directly and through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. A contingent deferred sales charge of 1.00% may apply to Class C shares redeemed within the first year after a purchase (see Redemption of Shares - Contingent Deferred Sales Charge (“CDSC”) below). Class C shares offer the ability for payment of up to 0.75% of net assets for 12b-1 distribution and services, and up to 0.25% of net assets for the provision of other shareholder services to financial intermediaries on behalf of their clients. In addition, the shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. Consult with your financial intermediary representative for additional information on whether the shares are an appropriate investment choice. Broker-Dealers who make shares available through mutual fund wrap accounts may impose additional fees for services connected to the wrap account. The maximum purchase amount for Class C Shares is $999,999.99. Purchases of $1 million or more are invested in Class A shares because there is no CDSC for shares held less than 12 months and Class A shares’ annual expenses are lower.

Institutional Class shares may be purchased through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who may require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees, or, for certain institutional investors, directly from the distributor for purchases of $1,000,000 or more. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

In addition to new investors, Investor Class shares were also offered to those investors who were investors in the Forward Predecessor Funds prior to the effective date of the Transition of the Funds to the Trust and who were not assigned to a broker-dealer distributor.

Underwriting Commissions

The following chart reflects the total front-end sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by ALPS Distributors, Inc. for the last three fiscal years ended April 30, 2024, April 30, 2023, and April 30, 2022:

	2024		2023		2022
	Total Sales Charge	Amount Retained	Total Sales Charge	Amount Retained	Total Sales Charge	Amount Retained
Emerald Finance and Banking Innovation Fund	$7,154	-	$26,148	-	$84,979	-
Emerald Growth Fund	$8,618	-	$5,541	-	$8,715	-
Emerald Insights Fund	$3,494	-	$24,555	-	$66,630	-

Other Information

The minimum initial investments in each Fund are set forth in the Prospectus. Subsequent purchases may be made in any amount.

Subsequent investments may be made at any time by mailing a check to a Fund’s Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund’s account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third party check.

Shares of a Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Share certificates will not be issued. Share purchase orders are effective on the date a Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for a Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call 1-855-828-9909 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund. If federal funds are received by the Transfer Agent that same day, the order will be effective on that day. If a Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern Time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

Investor Class shares may also be purchased online via www.emeraldmutualfunds.com.

The price of a Fund’s shares and the valuation of Fund assets are discussed in “Net Asset Value.”

Exchanging Shares

If you have held all or part of your shares in a Fund for at least seven days, you may exchange those shares for shares of another Fund, so long as such Fund is available for sale in your state and meets your investment criteria.

Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired. The exchange privilege may only be exercised in those states where the class of shares being acquired legally may be sold. If you are an existing shareholder of a Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

Before effecting an exchange, you should read the prospectus for the Fund into which you are exchanging.

You may also transfer between classes of a Fund if you meet the minimum investment requirements for the class into which you would like to transfer.

An exchange of shares of one Fund for shares of another Fund represents the sale of shares from one fund and the purchase of shares of another fund. Under the U.S. federal income tax law, this may produce a taxable gain or loss in your non-tax-qualified account. Transfers between classes of a single Fund are generally not considered a taxable transaction, although certain Fund shareholders may have related reporting requirements (see “FEDERAL INCOME TAXES - Transfers between Classes of Funds”).

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write each Fund for further details.

Redemption of Shares

If the Board determines that it is in the best interests of the remaining shareholders of a Fund, a Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. Each Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures. Each Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

No redemption requests will be processed until a Fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 10 days or more.

Contingent Deferred Sales Charge (“CDSC”). Class C share purchases may be charged a CDSC of 1% if those shares are redeemed within 12 months of initial purchase. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a CDSC of up to 0.50% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $1 million. Each Fund may waive the imposition of a CDSC on redemption of Fund shares under certain circumstances and conditions, including without limitation, the following:

•	Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability: and

•	Required minimum distributions from a tax-qualified retirement plan or an individual retirement account (IRA) as required under the Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Redemption By Mail. Shares may be redeemed by mail by submitting a written request from the registered owner(s) signed exactly as shares are registered. Signature guarantees by an acceptable guarantor are required to redeem amounts greater than $50,000 or to have proceeds sent to an address other than the address of record. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program. Shareholders with any questions regarding signature-guarantees should contact the Transfer Agent.

In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority.

Checks for redemption proceeds will be mailed to the address of record within seven days of redemption.

Redemption By Wire. If redemption by wire has been elected in the Purchase Application, shares may be redeemed on any business day upon request made by telephone or letter. A shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder’s account number. Shareholders should note that their bank may charge a fee in connection with transferring money by wire.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by providing the Transfer Agent with written instructions signature guaranteed as described above.

Telephone Redemption. A shareholder may request redemption by calling the Transfer Agent at 1-855-828-9909. Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described above under “Redemption by Wire.” The check will be made only payable to the registered shareholder and sent to the address of record on file with the Transfer Agent. Each Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the Fund. Neither any Fund nor the Transfer Agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. Each Fund may require personal identification codes.

Internet. Investor Class shareholders may also redeem shares online via www.emeraldmutualfunds.com.

Rule 12b-1 Plans

Each Fund has adopted a separate plan of distribution for its Class A, Class C and Investor Class shares, pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan” and collectively, the “Plans”).

The Plans allow each Fund, as applicable, to use Class A, Class C and Investor Class assets to pay fees in connection with the distribution and marketing of Class A, Class C and Investor Class shares and/or the provision of on-going shareholder services to Class A, Class C and Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A, Class C and Investor Class shares of the Fund as their funding medium and for related expenses.

The Plans permit each Fund to make total payments at an annual rate of up to 0.35% of a Fund’s average daily net assets attributable to its Class A shares, 0.75% of a Fund’s average daily net assets attributable to its Class C shares and 0.25% a Fund’s average daily net assets attributable to its Investor Class Shares. Because these 12b-1 fees are paid out of a Fund’s Class A, Class C and Investor Class assets on an ongoing basis, over time they will increase the cost of an investment in Class A, Class C and Investor Class shares, and Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Plan, the Trust is authorized to make payments to ADI for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. ADI is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although ADI may, pursuant to a written agreement between ADI and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. ADI is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Under the terms of the Rule 12b-1 Plans, amounts not used for 12b-1 eligible expenses by ADI can be retained by ADI; however, ADI has entered into an agreement with the Adviser pursuant to which ADI provides any unapplied 12b-1 Plan fees to the Adviser. Under this agreement, the Adviser may either (i) provide services that are eligible to be paid with 12b-1 Plan fees, or (ii) arrange for others to provide such services and remit payment to such third parties.

The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of a Fund. The Plan may be amended by vote of the relevant Trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in the Plan that would materially increase the fees payable thereunder by the relevant class of shares of a Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred.

The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees of the Trust who have no financial interest in the operation of the Plan and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

For the fiscal year ended April 30, 2024, the total amounts paid by the Class A shares, Class C shares and Investor Class shares of each Fund to ADI (substantially all of which ADI paid out as compensation to broker-dealers and other service providers) under each Class’ respective Plan are summarized below.

	Advertising and Literature	Printing and Postage	Payment to Dealers[1]	Compensation to Sales Personnel	Total 12b-1 Payments
Emerald Finance and Banking Innovation Fund
Class A Shares	$0	$0	$73,314	$0	$73,314
Class C Shares	$0	$0	$27,850	$0	$27,850
Investor Class Shares	$0	$0	$18,894	$0	$18,894
Emerald Growth Fund	$0	$0		$0
Class A Shares	$0	$0	$289,694	$0	$289,694
Class C Shares	$0	$0	$27,981	$0	$27,981
Investor Class Shares	$0	$0	$190,917	$0	$190,917
Emerald Insights Fund	$0	$0		$0
Class A Shares	$0	$0	$42,694	$0	$42,694
Class C Shares	$0	$0	$193	$0	$193
Investor Class Shares	$0	$0	$2,218	$0	$2,218

[1]	Under the terms of the Rule 12b-1 Plans, amounts not used for 12b-1 eligible expenses by ADI can be retained by ADI; however, ADI has entered into an agreement with the Adviser pursuant to which ADI provides any unapplied 12b-1 Plan fees to the Adviser. Under this agreement, the Adviser may either (i) provide services that are eligible to be paid with 12b-1 Plan fees, or (ii) arrange for others to provide such services and remit payment to such third parties.

Shareholder Services Plan for Class C Shares

Each Fund has adopted a shareholder services plan (a “Class C Shareholder Services Plan”) with respect to the Fund’s Class C shares. Under the Class C Shareholder Services Plan, each Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares of the Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing on-going shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during a Fund’s fiscal year for such service activities shall be reimbursed to such Fund as soon as practicable.

Shareholder Services Plan for Institutional Class Shares

Each Fund has adopted a shareholder services plan (an “Institutional Class Shareholder Services Plan”) with respect to the Fund’s Institutional Class shares. Under the Institutional Class Shareholder Services Plan, each of the aforementioned Funds is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.05% for Institutional Class shares of the average daily net asset value of the Institutional Class shares of a Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing on going shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during a Fund’s fiscal year for such service activities shall be reimbursed to such Fund as soon as practicable.

Shareholder Services Plan for Investor Class Shares

Each Fund has adopted a shareholder services plan (an “Investor Class Shareholder Services Plan”) with respect to the Fund’s Investor Class shares. Under the Investor Class Shareholder Services Plan, each of the aforementioned Funds is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Investor Class shares of the average daily net asset value of the Investor Class shares of a Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing on-going shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during a Fund’s fiscal year for such service activities shall be reimbursed to such Fund as soon as practicable.

TRUSTEES AND OFFICERS

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between the Trust on behalf of a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund’s Adviser and administrator.

The name, address, year of birth and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

INDEPENDENT TRUSTEES

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee	Since 1997	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	17	Ms. Anstine is a Trustee of ALPS ETF Trust (24 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Segall Bryant & Hamill Trust through December 2020 (14 funds).
Edmund J. Burke, 1961	Trustee	Since 2009	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Blue Biofuels (since 2020) and Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	17	Mr. Burke is a Trustee of ALPS ETF Trust (24 funds); Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

Jeremy W. Deems, 1976	Trustee	Since 2009	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the AXS Green Alpha ETF.	17	Mr. Deems is a Trustee of ALPS ETF Trust (24 funds); ALPS Variable Investment Trust (7 funds); and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge, 1944	Trustee	Since 2009	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business.	17	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); and Principal Real Estate Income Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee and Chairman	Since 2009; Chairman Since 2024	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). Mr. Shell is currently the CEO of TalkBox, a phone/privacy booth company and key venture of Red Idea, LLC (since 2023) and a board member of DLVR, a package security company (since 2018). Mr. Shell serves on the Finance Committee serving the Board of Directors of Children’s Hospital of Colorado (since 2023) and served on the Advisory Board, St. Vrain School District Innovation Center (from 2015-2018). Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	17	None.

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Lucas Foss, 1977	President	Since 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Director, Fund Compliance and Governance. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015-2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is President of ALPS Series Trust and Chief Compliance Officer of Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, and SPDR® S&P MIDCAP 400® ETF Trust.
Jennell Panella, 1974	Treasurer	Since 2020	Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012).
Paul Holland, 1966	Assistant Treasurer	Since 2024	Mr. Holland joined ALPS in July 2022 and is currently a Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Mr. Holland held the position of analyst/manager at JP Morgan Chase & Co., consultant/manager at Brown Brothers Harriman & Co., analyst/AVP at Wellington Management Company, LLP and controller at real estate firms John J. Flatley Company and The Revival Companies.
Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Since 2010	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of ALPS Interval Fund Platform, Centre Funds, GraniteShares ETF Trust, Axonic Funds, Accordant ODCE Index Fund and FS MVP Private Markets Fund. Mr. Uhl formerly served as CCO of the Boulder Growth & Income Fund, Inc., Index Funds and Reality Shares ETF Trust.

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Brendan Hamill, 1986	Secretary	Since 2024	Mr. Hamill rejoined ALPS in April 2024, and is currently Vice President and Principal Legal Counsel. Prior to his current role, Mr. Hamill was an Attorney-Adviser at the U.S. Securities and Exchange Commission (October 2022-March 2024), Vice President and Principal Legal Counsel ALPS (August 2021-October 2022), and an attorney at Lewis Brisbois Bisgaard & Smith, LLP (law firm) (December 2018-August 2021). Mr. Hamill also serves as Secretary of each of the ALPS ETF Trust, ALPS Variable Investment Trust, and the Principal Real Estate Income Fund.
Sheri Zetterower, 1963	Assistant Secretary	Since 2023	Ms. Zetterower rejoined ALPS in August 2022 and is currently a Senior Paralegal of ALPS Fund Services, Inc. Prior to her current role, Ms. Zetterower worked at Ultimus Fund Solutions, Inc. (November 2020 – August 2022) and ALPS Fund Services, Inc. (April 2013 – October 2020).
Benjamin Winograd, 1993	Assistant Secretary	Since 2023	Mr. Winograd joined ALPS in June 2023 and is currently Principal Legal Counsel. Prior to joining ALPS, Mr. Winograd was the Director of Enforcement at AdvisorLaw (law firm) from February 2020-August 2022. He also serves as Assistant Secretary of AVIT.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustees successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex includes all series of the Trust, currently 17, and any other investment companies for which Emerald Mutual Fund Advisers Trust provides investment advisory services (currently none).

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since March 21, 1997 and Chairman since June 6, 2017. Currently retired, Ms. Anstine has over 30 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004. From 1964 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank. She was selected to serve as a Trustee of the Trust based on her business and financial services experience.

Jeremy W. Deems

Mr. Deems has been an Independent Trustee of the Trust since March 11, 2008. In 2007, Mr. Deems co-founded Green Alpha Advisors, LLC, a registered investment adviser, for which he currently serves as Chief Financial Officer and Chief Compliance Officer. He is also a co-portfolio manager of the AXS Green Alpha ETF. Prior to co-founding Green Alpha Advisors, Mr. Deems was CFO of Forward Management, LLC, investment advisor to the Forward Funds and Sierra Club Mutual Funds, where he was also co-portfolio manager to the Sierra Club Stock Fund. In addition, he was the CFO of ReFlow Management Co., LLC. Prior to joining Forward and ReFlow, he served as Regional Marketing Assistant within the Investment Consulting Services Group at Morgan Stanley Dean Witter. Mr. Deems received a B.S. and a MBA in finance from Saint Mary's College of California and was a licensed Certified Public Accountant from 2001 to 2016. He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

Jerry G. Rutledge

Mr. Rutledge has been an Independent Trustee of the Trust since August 7, 2009. Mr. Rutledge is the President and owner of Rutledge's Inc., an upscale men's clothing store, which he opened in 1967. Mr. Rutledge has over 40 years of business experience. He served on the CU Board of Regents from 1995 to 2007 and currently serves on the Board of American National Bank. Mr. Rutledge is a graduate of the University of Colorado. He was selected to serve as a Trustee of the Trust based on his business experience.

Michael “Ross” Shell

Mr. Shell has been an Independent Trustee of the Trust since August 7, 2009. In 2008, Mr. Shell founded Red Idea, LLC, a strategic consulting/early stage venture firm, for which he currently serves as CEO. From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency, during which time he also served as Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, he worked as a business strategy consultant, he was on the Global Client Services team of IDEO, and he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

Edmund J. Burke

Mr. Burke has been an Independent Trustee of the Trust since June 14, 2022. Prior to that he served as an Interested Trustee of the Trust beginning August 7, 2009. Mr. Burke joined ALPS Fund Services, Inc., the Funds’ administrator, in 1991 and retired in 2019. He previously served as Director of ALPS Holdings, Inc., ALPS Fund Services, Inc., ALPS Advisors, Inc., ALPS Distributors, Inc., the Funds’ principal underwriter, and ALPS Portfolio Solutions Distributor, Inc. Mr. Burke has over 20 years of financial services and investment management experience. Before joining ALPS, Mr. Burke was a Regional Vice President for the Pioneer Funds in Boston and has also worked with Fidelity. Mr. Burke has a B.A. in Economics from the University of New Hampshire. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of each Fund rests with the Trustees. The Trust has engaged the Adviser to manage each Fund on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of each Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of five members, four of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Michael “Ross” Shell, an Independent Trustee, to serve in the role of Chairman. The Chairman's role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board's leadership structure is appropriate given the Trust's characteristics and circumstances. These characteristics include, but are not limited to, the Trust's multiple series of fund shares, each fund's single portfolio of assets, each fund's net assets, the services provided by the funds' service providers, the formal and informal functions of the various Independent Trustees both during and between Board meetings, the existence of the Trust for over 25 years and the long board service of some of the Independent Trustees, which in some cases dates back to the inception of the Trust.

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Funds’ Chief Compliance Officer, the Funds’ legal counsel and the independent registered public accounting firm for the Funds regarding risks faced by the Funds. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of each Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board’s periodic review of each Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

None of the Independent Trustees own securities in the Adviser or the Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser or the Distributor.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees are: Ms. Anstine and Messrs. Deems (Chairman), Rutledge, Shell, and Burke. The Audit Committee met four times during the fiscal year ended April 30, 2024.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are currently: Ms. Anstine and Messrs. Deems, Rutledge, and Shell (Chairman). The Nominating and Corporate Governance Committee of the Board met three times during the fiscal year ended April 30, 2024.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: Financial Investors Trust, 430 W 7th Street, Suite 219102, Kansas City, MO 64105-1407.

As of December 31, 2023, the dollar range of equity securities in the Funds beneficially owned by Independent Trustees were as follows:

Independent Trustees	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Mary K. Anstine	None	$10,001 - $50,000
Jeremy W. Deems	None	None
Jerry G. Rutledge	None	$10,001 - $50,000
Michael “Ross” Shell	None	$10,001 - $50,000
Edmund J. Burke	None	None

Remuneration of Trustees

All Trustees receive a quarterly retainer of $31,000, plus $12,500 for each regular quarterly Board meeting attended. Trustees receive $5,000 for each non-quarterly special Board meeting attended. Trustees receive $5,000 for each non-quarterly special Committee meeting attended for which a corresponding non-quarterly special Board meeting is not held. The Chairman of the Board and the Chairman of the Audit Committee also receive an additional quarterly retainer of $7,500 and $6,000, respectively. The Chairperson of the Nominating and Governance Committee receives a quarterly retainer of $2,000. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. For the fiscal year ended April 30, 2024, the Trustees received the following compensation:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*
Mary K. Anstine	$229,000	-	-	$428,000
Jeremy W. Deems	$223,000	-	-	$453,500
Jerry G. Rutledge	$199,000	-	-	$244,500
Michael “Ross” Shell	$199,000	-	-	$199,000
Edmund J. Burke	$199,000	-	-	$352,000

*	The Fund Complex includes all series of the Trust (currently 17) and any other investment companies for which any Trustee serves as trustee for and which Emerald Mutual Fund Advisers Trust provides investment advisory services (currently none).

No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Funds for serving as an officer or trustee of the Funds.

INVESTMENT MANAGER

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”), subject to the authority of the Board of Trustees, is responsible for the overall management and administration of each Fund’s business affairs. The Adviser commenced business operations in April of 2005 and is registered with the Securities and Exchange Commission as an investment adviser. Emerald is located at 3175 Oregon Pike, Leola, PA 17540. Emerald is a wholly owned subsidiary of Emerald Advisers, LLC, the former investment advisor to the Emerald Finance and Banking Innovation Fund and Emerald Growth Fund, and is located at the same address as that of Emerald and commenced business operations in October of 1992. As of June 30, 2024, Emerald Advisers, LLC and its affiliates had approximately $4.5 billion in assets under management. Emerald Advisers, LLC (previously incorporated as Emerald Advisers, Inc. until July 10, 2018) commenced business operations in October 1992.

Pursuant to the Investment Advisory and Management Agreement (the “Advisory Agreement”), the Emerald Finance and Banking Innovation Fund pays the Adviser an annual management fee of 1% based on the Emerald Finance and Banking Innovation Fund’s average daily net assets, the Emerald Growth Fund pays the adviser an annual management fee of 0.75% based on the Emerald Growth Fund’s average daily net assets, and the Emerald Insights Fund pays the Adviser an annual management fee of 0.75% based on the Emerald Insights Fund’s average daily net assets. The management fee is paid on a monthly basis. The current term of the Advisory Agreement is one year. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Funds, or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the Advisory Agreement with respect to the Funds was provided in the Funds’ annual report to shareholders for the period ended April 30, 2024. Fees are subject to the following breakpoints:

Emerald Finance and Banking Innovation Fund	1.00% up to and including $100,000,000 0.90% in excess of $100,000,000
Emerald Growth Fund	0.75% up to and including $250 million 0.65% over $250 million up to and including $500 million 0.55% over $500 million up to and including $750 million 0.45% over $750 million
Emerald Insights Fund	0.75% up to and including $250 million 0.65% over $250 million up to and including $500 million 0.55% over $500 million up to and including $750 million 0.45% over $750 million

The table below shows the management fees paid by each Fund to the Adviser for the periods indicated:

	For Fiscal Year Ended April 30, 2024	For Fiscal Year Ended April 30, 2023	For Fiscal Year Ended April 30, 2022
Emerald Finance and Banking Innovation Fund
Gross Advisory Fees	$611,239	$1,005,621	$2,362,502
Waiver of Advisory Fees	$0	$0	$0
Reimbursement of other Expenses	$0	$0	$0
Net Advisory Fees	$611,239	$1,005,621	$2,362,502

Emerald Growth
Gross Advisory Fees	$5,614,037	$5,405,159	$7,926,212
Waiver of Advisory Fees	$0	$0	$0
Reimbursement of other Expenses	$0	$0	$0
Net Advisory Fees	$5,614,037	$5,405,159	$7,926,212

Emerald Insights Fund
Gross Advisory Fees	$129,645	$133,353	$172,170
Waiver of Advisory Fees	($115,433)	($104,709)	($85,491)
Reimbursement of other Expenses	$0	$0	$0
Net Advisory Fees	$14,212	$28,644	$86,679

Emerald has contractually agreed to waive a portion of its fees and reimburse other expenses in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for each of its Funds. For the Emerald Finance and Banking Innovation Fund for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.84%, 2.49%, 1.54% and 1.89% respectively; for the Emerald Growth Fund for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.29%, 1.94%, 0.99% and 1.34% respectively; and for the Emerald Insights Fund for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.35%, 2.00%, 1.05% and 1.40%, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2025. The Adviser will be permitted to recapture, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fees and expenses were deferred. The Adviser may not discontinue this waiver, prior to August 31, 2025, without the approval by the Fund’s Board of Trustees.

DISTRIBUTOR

Shares of each Fund are offered on a continuous basis through ALPS Distributors, Inc. (an affiliate of ALPS) (“ADI” or the “Distributor”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Funds. The Distributor is not obligated to sell any specific amount of Fund shares.

CODE OF ETHICS

The Funds, the Adviser, and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

Each Fund currently employs ALPS Fund Services, Inc. (an affiliate of ADI) (“ALPS” or the “Administrator”), located at 430 W 7th Street, Suite 219102, Kansas City, MO 64105-1407, under an administration agreement to provide certain administrative services to the Funds. Information on the services provided by the Administrator is available in the Prospectus, which is incorporated by reference in this SAI. The table below shows the administrative fees earned by ALPS for the periods indicated:

	For Fiscal Year Ended April 30, 2024	For Fiscal Year Ended April 30, 2023	For Fiscal Year Ended April 30, 2022
Emerald Finance & Banking Innovation Fund	$52,016	$109,353	$116,150
Emerald Growth Fund	$552,693	$476,614	$582,731
Emerald Insights Fund	$29,224	$21,965	$25,523

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Adviser, the Board has approved delegating proxy voting discretion to the Adviser believing that each Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B are summaries of the guidelines and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Funds or the Adviser, on the other. This summary of the guidelines gives a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives. When applicable, information on how a Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30, will be available without charge, (i) upon request, by calling 1-855-828-9909, (ii) on the SEC’s website at http://www.sec.gov and (iii) by emailing cst@teamemerald.com

PRINCIPAL SHAREHOLDERS

To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of the Fund and the percentage of the outstanding shares held by such holders are set forth below. To the best knowledge of the Trust, entities shown as owning more than 25% of the outstanding Shares of the Fund are not the beneficial owners of such Shares, unless otherwise indicated.

A shareholder who owns beneficially 25% or more of the outstanding securities of the Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders. The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of each class of the Fund as of July 31, 2024:

Fund	Shareholder Name and Address	Percentage of Interest	Type of Ownership
Emerald Finance and Banking Innovation – Investor Class	NATIONAL FINANCIAL SERVICES, LLC BOSTON, MA	74.91%	Record
Emerald Finance and Banking Innovation Fund – Investor Class	TD AMERITRADE, INC OMAHA, NE	7.95%	Record
Emerald Finance and Banking Innovation Fund – Class C	AMERIPRISE FINANCIAL SERVICES MINNEAPOLIS, MN	5.44%	Record
Emerald Finance and Banking Innovation Fund – Class C	RAYMOND JAMES & ASSOCIATES, INC. ST PETERSBURG, FL	8.72%	Record
Emerald Finance and Banking Innovation Fund – Class C	WELLS FARGO ADVISORS, LLC SAINT LOUIS, MO	54.03%	Record
Emerald Finance and Banking Innovation Fund- Class C	CHARLES SCHWAB & CO., INC. SAN FRANCISCO, CA	11.24%	Record
Emerald Finance and Banking Innovation Fund- Class C	NATIONAL FINANCIAL SERVICES, LLC BOSTON, MA	6.15%	Record
Emerald Finance and Banking Innovation Fund- Class A	CHARLES SCHWAB & CO., INC. SAN FRANCISCO, CA	9.46%	Record
Emerald Finance and Banking Innovation Fund- Class A	PERSHING LLC JERSEY CITY, NJ	28.01%	Record
Emerald Finance and Banking Innovation Fund- Class A	NATIONAL FINANCIAL SERVICES, LLC BOSTON, MA	7.87%	Record
Emerald Finance and Banking Innovation Fund- Class A	MORGAN STANLEY SMITH BARNEY LLC NEW YORK, NY	5.21%	Record
Emerald Finance and Banking Innovation Fund- Class A	WELLS FARGO ADVISORS, LLC SAINT LOUIS, MO	23.07%	Record
Emerald Finance and Banking Innovation Fund- Class A	MERRILL LYNCH, PIERCE, FENNER & SMI JACKSONVILLE, FL	8.02%	Record
Emerald Finance and Banking Innovation Fund- Institutional Class	CHARLES SCHWAB & CO., INC. SAN FRANCISCO, CA	18.03%	Record
Emerald Finance and Banking Innovation Fund- Institutional Class	WELLS FARGO ADVISORS, LLC SAINT LOUIS, MO	37.25%	Record
Emerald Finance and Banking Innovation Fund- Institutional Class	UBS FINANCIAL SERVICES, INC. WEEHAWKEN, NJ	14.89%	Record
Emerald Finance and Banking Innovation Fund – Institutional Class	EMPOWER FINANCIAL SERVICES, INC GREENWOOD VILLAGE, CO 80111	11.26%	Record
Emerald Finance and Banking Innovation Fund – Institutional Class	NATIONWIDE INVESTMENT SERVICES CORP	7.05%	Record
Emerald Growth Fund - Class C	NATIONAL FINANCIAL SERVICES, LLC BOSTON, MA	7.98%	Record
Emerald Growth Fund - Class C	WELLS FARGO ADVISORS, LLC SAINT LOUIS, MO	51.43%	Record
Emerald Growth Fund - Class C	RBC CAPITAL MARKETS, LLC MINNEAPOLIS, MN	16.51%	Record
Emerald Growth Fund – Institutional Class	CHARLES SCHWAB & CO., INC. SAN FRANCISCO, CA	9.78%	Record
Emerald Growth Fund - Institutional Class	NATIONAL FINANCIAL SERVICES, LLC BOSTON, MA	25.12%	Record
Emerald Growth Fund - Institutional Class	MERRILL LYNCH, PIERCE, FENNER & SMI JACKSONVILLE, FL	7.61%	Record
Emerald Growth Fund - Institutional Class	MSCS FINANCIAL SERVICES, LLC DENVER, CO	11.24%	Record
Emerald Growth Fund - Institutional Class	U.S. BANK N.A MILWAUKEE, WI	14.4%	Record
Emerald Growth Fund - Institutional Class	LINCOLN FINANCIAL ADVISORS CORPORATE FORT WAYNE, IN	8.85%	Record
Emerald Growth Fund - Institutional Class	EMPOWER FINANCIAL SERVICES, INC GREENWOOD VILLAGE, CO 80111	5.70%	Record
Emerald Growth Fund – Investor Class	NATIONAL FINANCIAL SERVICES, LLC BOSTON, MA	16.80%	Record
Emerald Growth Fund – Investor Class	MERRILL LYNCH, PIERCE, FENNER & SMI JACKSONVILLE, FL	73.59%	Record
Emerald Growth Fund – Class A	CHARLES SCHWAB & CO., INC. SAN FRANCISCO, CA	17.30%	Record
Emerald Growth Fund – Class A	PERSHING LLC JERSEY CITY, NJ	13.72%	Record
Emerald Growth Fund – Class A	NATIONAL FINANCIAL SERVICES, LLC BOSTON, MA	5.50%	Record
Emerald Growth Fund – Class A	WELLS FARGO ADVISORS, LLC SAINT LOUIS, MO	12.45%	Record
Emerald Growth Fund – Class A	MORGAN STANLEY SMITH BARNEY LLC NEW YORK, NY	6.30%	Record
Emerald Growth Fund – Class A	EMPOWER FINANCIAL SERVICES, INC. GREENWOOD VILLAGE, CO	10.19%	Record
Emerald Insights Fund – Class A	PERSHING LLC JERSEY CITY, NJ	94.33%	Record
Emerald Insights Fund - Class C	NATIONAL FINANCIAL SERVICES, LLC BOSTON, MA	49.41%	Record
Emerald Insights Fund – Class C	PERSHING LLC JERSEY CITY, NJ	50.59%	Record
Emerald Insights Fund - Institutional Class	CHARLES SCHWAB & CO., INC. SAN FRANCISCO, CA	29.84%	Record
Emerald Insights Fund - Institutional Class	PERSHING LLC JERSEY CITY, NJ	21.82%	Record
Emerald Insights Fund - Institutional Class	EMPOWER FINANCIAL SERVICES, INC. GREENWOOD VILLAGE, CO	41.84%	Record
Emerald Insights Fund – Investor Class	NATIONAL FINANCIAL SERVICES, LLC BOSTON, MA	21.06%	Record
Emerald Insights Fund – Investor Class	PATRICIA JEANNE BOWERS TOD CAMP HILL, PA	50.93%	Individual
Emerald Insights Fund – Investor Class	REBA M BOLINGER CAMP HILL, PA	5.72%	Record
Emerald Insights Fund – Investor Class	CANDICE A ZABELNY IRA ROLLOVER	6.50%	Individual
Emerald Insights Fund – Investor Class	CANDICE A ZABELNY & WILLIAM M ZABELNY LAS VEGAS, NV	8.52%	Individual

The Trustees and Officers of the Trust as a group owned less than 1% of any Fund’s shares.

EXPENSES

The Funds’ expenses include taxes, interest, fees and salaries of such Fund’s Trustees and officers who are not trustees, officers or employees of the Fund’s service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGERS

The following sections set forth certain additional information with respect to the portfolio managers for the Funds. Unless noted otherwise, all information is provided as of April 30, 2024.

Other Accounts Managed by Portfolio Managers

The table below identifies as of April 30, 2024,for the portfolio manager of each Fund, the number of accounts (other than the Funds with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Emerald Finance and Banking Innovation Fund
Kenneth G. Mertz II, CFA®	2	$833	2	$173	39	$2,017
Steven E. Russell, Esq.	0	$0	1	$22	0	$0

Emerald Growth Fund
Kenneth G. Mertz II, CFA®	2	$833	2	$173	39	$2,017
Stacey L. Sears	2	$833	2	$151	39	$2,017
Joseph W. Garner	2	$833	2	$151	39	$2,017

Emerald Insights Fund
David A. Volpe, CFA®	0	$0	0	$0	7	$122
Stephen L. Amsterdam	0	$0	0	$0	7	$122

Portfolio Manager Compensation

Emerald’s portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary: Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus: A significant portion of portfolio manager compensation takes the form of a quarterly incentive bonus tied to performance based on quarterly performance reviews and the manager’s relative performance against the Russell 2000 Growth Index (with respect to the Emerald Growth Fund), Russell 2000 Financial Services TR Index (with respect to the Emerald Finance and Banking Innovation Fund), Russell 3000 Growth Index (with respect to the Emerald Insights Fund) for rolling quarter, year, and five year periods. Bonus payments are determined by a combination of factors, including pre-tax investment performance calculated as the average of all investment mandates for which the portfolio manager has responsibility compared against such mandates’ respective benchmarks, non-qualitative items relating to the portfolio manager’s fulfillment of his or her obligations and duties to each investment mandate as determined by senior management, and control of expenses by the portfolio manager taking into account income and gains of the investment mandates for which the portfolio manager has responsibility. Finally, the overall performance of Emerald Asset Management PA, LLC, the parent company of Emerald, is considered in determining any portfolio manager bonus. Additionally, Emerald employees are eligible to participate in a company-wide discretionary bonus pool that is awarded by the compensation committee (which is comprised of members of Emerald’s parent company board of directors). The amount of the bonus pool is calculated based on the parent company’s profitability. Also, portfolio managers are eligible to receive equity grant awards that include the payment of annual distributions. These are non-voting shares of Emerald’s parent company and vest equally over five years beginning October 1, 2018.

Deferred Compensation Plans: Portfolio managers are eligible to participate in Emerald 401(k) plan. All vested Emerald employees participate in Emerald’s parent company ESOP retirement plan. The ESOP owns 49% of the outstanding shares of Emerald’s parent company as of October 1, 2019, which in turn owns 49% of the outstanding shares of Emerald.

Conflicts of Interest with Other Accounts. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Emerald has adopted the following policies regarding the allocation and aggregation of securities transactions among client accounts:

Aggregation Policy: Aggregations of trades can produce meaningful cost savings to clients. Emerald’s policy is constructed to meet the requirements of the SEC. Specifically, Emerald’s policy is designed to address these issues:

1. Duty of Disclosure: Emerald will disclose fully to its clients the arrangements for aggregation of securities transactions.

2. Duty to Act Only in the Clients’ Best Interests: The aggregation of client transactions will be done only after client consent, consistent with each such client’s best interests.

3. Duty to Treat Each Client Fairly: Securities transactions will be done on a pro rata basis at the average share price, consistent with the specific conditions discussed below.

4. Duty to Seek Best Execution: Emerald recognizes its duty to aggregate and allocate securities transactions in a manner that ensures best execution. This is discussed more fully below.

Aggregation Procedures: Emerald will endeavor to bunch trades for clients in order to effect best execution at the lowest cost (commissions and spread) and to avoid disparities in execution prices for accounts that are managed similarly. The following bunching and trade aggregation procedures are designed to treat all client accounts equally. All client accounts with like mandates will participate in bunched trades, average pricing and pro rata execution. Emerald will allocate trades internally prior to any bunched trades based on the requirements of the various groups of accounts as determined by the firm’s portfolio managers (see “Block Trading” below).

Emerald manages certain accounts pursuant to differing client mandates. With respect to certain accounts, Emerald has full discretion with respect to investments and execution of portfolio transactions. For certain client accounts, specific brokerage firms have been designated, which prevents bunching trades with other accounts. These accounts would also prevent new or secondary issuance of stocks being equally divided across these types of accounts. Certain accounts may have directed investment policies and/or restrictions. These accounts may have different investment objectives and strategies, and therefore might invest in different individual stocks from other types of accounts and may have different sector allocation percentages, which would affect how Emerald allocates aggregated trades for such accounts. Certain funds with daily cash flow differences (usually mutual funds) would have different trading activity dictated by internal cash flows (or withdrawals), the timing and tax consequences of which require that trades be made in different percentages for each share.

Because of these differences in policies and strategies of the various accounts Emerald manages, Emerald’s portfolio managers will aggregate the number of shares determined to be desired for each account type and maintain a dated and time-stamped record of this pre-trade allocation. Each account will then average price pro-rata to the shares actually executed. If a client uses a particular directed broker-dealer, Emerald will execute these trades separately, which trades may be executed at prices different than the bunched trades due to number of share differences, use of DOT system, movement and volatility of stock trading, or other relevant factors. While these differences may be noticeable on a trade-by-trade basis, they should balance out over time.

The intention of this policy is that Emerald must make a trade allocation before the results of the actual trade have been determined. This policy will assure that the allocation cannot be affected by the results of the trade.

Block Trading: Emerald also has established Block Trading Procedures to ensure that no advisory or sub-advisory client account or group of client accounts, neither public nor private, nor corporate nor individual, will receive preferential trading execution pursuant to federal and state regulations.

Ownership of Securities

The table below identifies ownership of Fund securities by each Portfolio Manager as of April 30, 2024:

Portfolio Manager(s)	Dollar Range of Ownership of Securities
Emerald Finance and Banking Innovation Fund
Kenneth G. Mertz II, CFA®	$100,001-$500,000
Steven E. Russell, Esq.	$50,001 - $100,000
Emerald Growth Fund
Kenneth G. Mertz II, CFA®	$500,001 -$1,000,000
Stacey L. Sears	$500,001-$1,000,000
Joseph W. Garner	over $1,000,000
Emerald Insights Fund
David A. Volpe, CFA®	$100,001 - $500,000
Stephen L. Amsterdam	$100,001-$500,000

NET ASSET VALUE

The following is a description of the procedures used by the Funds in valuing its assets. Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time). The Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, equity securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by the valuation designee. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. In certain circumstances, bid and ask prices may be obtained from (i) a broker/dealer specified and deemed reliable by the valuation designee, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. All other securities and other assets of the Funds will be valued at fair value as determined in good faith pursuant to procedures adopted by the valuation designee.

FEDERAL INCOME TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in a Fund may vary depending upon the shareholder's particular situation. This discussion only applies to shareholders who are U.S. persons, except where otherwise stated. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations (i.e., entities classified as corporations for U.S. tax purposes that are organized under the laws of the United States or any state), (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

Except where expressly noted, this discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt entities, (ii) shareholders holding shares through tax-qualified accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax or the U.S. federal corporate alternative minimum tax, and (ix) insurance companies.

If a pass-through entity (including for this purpose any entity treated as a partnership or S corporation for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of an owner of the pass-through entity will generally depend upon the status of the owners and the activities of the pass-through entity. Pass-through entities that are considering the purchase of shares of a Fund should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Funds have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers as to the particular U.S. federal tax consequences to them of an investment in the Funds, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General Policies

In general, it is each Fund’s policy to distribute to its shareholders as “ordinary income dividends” substantially all of its net investment income and short-term capital gains. It is also each Fund’s policy to distribute annually all of its net realized long-term capital gains, if any, after offsetting any capital loss carryovers as “capital gains dividends.”

Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the Funds based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the applicable Fund. In order for a change to be in effect for any dividend or distribution, it must be received by such Fund on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the applicable Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year.

Taxation of the Funds

Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. Each Fund also intends to be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund even though it is a series of the Trust. Furthermore, each Fund will separately determine its income, gain, losses and expenses for federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (as defined in the following paragraph); (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of such Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of such Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which such Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of a Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which each Fund may invest in some investments.

With respect to (i) above, the IRS may limit qualifying income from foreign currency gains and from certain derivatives to the amount of such income that is directly related to a regulated investment company’s principal business of investing in stock or securities pursuant to regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, a Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, a Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying a Fund-level tax and, in the case of diversification failures, disposing of certain assets. If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – such Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income or as qualified dividend income. To qualify again to be taxed as a regulated investment company that is accorded special treatment in a subsequent year, such a Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, such a Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the effected Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its net capital gains (that, is any net long-term capital gains in excess of net short-term capital losses) properly reported by a Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that a Fund distributes to shareholders on a timely basis. Each Fund intends to distribute substantially all of its investment company taxable income and to distribute all of its net capital gains in a taxable year, after offsetting any taxable loss carryforwards. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, a Fund may elect to have certain dividends paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-back dividends”). Spill-back dividends are taxed to shareholders in the year in which they are received.

If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such a Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and (iii) will be entitled to obtain a refund of the excess, if any, of their allocable share of the tax paid by the Fund on such undistributed amount over the shareholder’s tax liability on such amount. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of such a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of a Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of a Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Capital losses may be carried forward indefinitely until they can be used to offset capital gains. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, distributions of gains offset by carried-forward capital losses are generally treated as a return of capital distributions. The Funds cannot carry back or carry forward any net operating losses.

Each Fund may be limited under Code Section 382 in its ability offset its taxable income by capital loss carryforwards and net unrealized built-in losses after an “ownership change” of the Fund. The term “net unrealized built-in losses” refers to the excess, if any, of a Fund’s aggregate adjusted basis in its assets immediately before an ownership change, over the fair market value of such assets at such time, subject to a de minimis rule. A Fund would experience an ownership change under Code Section 382 if and when 5-percent shareholders of the Fund increase their ownership by more than 50 percentage points in the aggregate over their respective lowest percentage ownership of Fund shares in a 3-year period. Under Code Section 382, if a Fund experiences an ownership change, the Fund may use its pre-change tax capital loss carryforwards and net unrealized built-in losses a year after the ownership change generally only up to the product of the fair market value of the Fund’s equity immediately before the ownership change and a certain interest rate published monthly by Treasury known as the applicable long-term tax-exempt rate. The foregoing limitation on the use of pre-ownership change net unrealized built-in losses only applies for a period of five years after the ownership change, while the foregoing limitation on the use of pre-ownership change capital loss carryforwards lasts indefinitely.

The Funds may elect to treat any post-October capital loss (defined as the net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its net capital gain income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, such a Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year.

Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by the Fund).

A Fund that is a “personal holding company” and that fails to distribute (or to be treated as distributing) all of its investment company taxable income may also be subject to a 20% nondeductible tax on its “undistributed personal holding company income.” A Fund would generally be a personal holding company for a taxable year if five or fewer individuals own more than 50% of its outstanding shares at any time in the last half of the taxable year. The term “individual” for this purpose includes private foundations and certain trusts. The Funds do not expect to be subject to the tax on undistributed personal holding company income, although there can be no assurance that this will never occur.

Equalization Accounting

Under current law, a Fund is permitted to treat on its tax return as dividends paid the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s accumulated earnings and profits. This practice, called tax “equalization,” would reduce the amount of income and/or gains that a Fund is required to distribute as dividends to non-redeeming shareholders. This practice is not available for a Fund for any taxable year in which the Fund is a “personal holding company” for federal income tax purposes. The total return on a shareholder’s investment would generally not be reduced as a result of a Fund’s use of this practice. If the IRS were to determine that a Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of a Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned the shareholder's shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by such Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. The maximum long-term capital gain rate applicable to individuals is generally 20% (in addition to the 3.8% Medicare surtax described below). Generally, distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

A Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual or other non-corporate shareholder, will be taxed at maximum federal income tax rates applicable to long-term capital gain. Dividend income distributed to individual or other non-corporate shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the applicable Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both such Fund (with respect to the dividend paying corporation’s stock) and its shareholders (with respect to the Fund’s shares). No Fund expects a significant portion of distributions to be derived from qualified dividend income.

Under the Code, the Funds will be required to report to the IRS all distributions of taxable income and net realized capital gains. Distributions of earnings and gains are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder invested in that Fund (and thus were included in the price the shareholder paid), and are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by the Fund as “exempt-interest dividends,” a designation which the Funds generally do not expect to make). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31st, if paid during January of the following year.

Dividends received by corporate shareholders that are reported by a Fund in a written statement furnished to shareholders may qualify for the 50% dividends received deduction to the extent of the amount of qualifying dividends received by a Fund from domestic corporations and to the extent (if any) that a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends subject (in either case) to certain holding period requirements and debt-financing limitations.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in the shareholder's shares, and thereafter as capital gain. A return of capital is generally not taxable, but it reduces a shareholder’s basis in the shareholder's shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Section 163(j) of the Code generally limits the deductibility of business interest to the sum of the taxpayer’s business interest income and 30% of its adjusted taxable income. Certain small businesses are exempt from such limitations. If a Fund, as a regulated investment company, earns business interest income, the Fund would be permitted to pay Code Section 163(j) interest dividends to its shareholders. A shareholder that receives a Code Section 163(j) interest dividend generally may treat the dividend as interest income for purposes of Code Section 163(j) if certain holding period requirements are met. Generally, the shareholder must have held Fund shares for more than 180 days during the 361-day window beginning 180 days before the ex-dividend date, and the shareholder must not be obligated (under a short sale or otherwise) to make related payments with respect to substantially similar or related property.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss equal to the difference between the amount received for shares and the shareholder’s adjusted tax basis in the shares. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, such gain or loss will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitation.

All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of such Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Transfers between Classes of Funds

Exchanges of shares between classes of a single Fund are generally not taxable transactions. Certain “significant holders” of a Fund within the meaning of Treasury Regulation Section 1.368-3(c)(1) will be required to include in their federal income tax returns for the year of the exchange of one class of stock for another of the Fund for which they are significant holders the information listed in Treasury Regulation Section 1.368-3(b). The term “significant holders” refers to shareholders of a Fund who own at least one percent (by vote or value) of the total outstanding shares of a Fund, as well as shareholders who own shares of a Fund (immediately before the exchange in question) having a tax basis of at least $1 million.

Special Tax Considerations

Passive Foreign Investment Companies

The Funds do not expect to have significant investments in foreign investment entities referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax and an additional interest charge on any “excess distribution” from PFICs or gain from the disposition of PFIC shares, a Fund may elect to “mark-to-market” annually its investments in such entities, which would result in the Fund being treated as if it had sold and repurchased all the PFIC stock at the end of each year. As a result of the mark-to-market election, the Fund would report any such gains as ordinary income and would deduct such losses as ordinary losses to the extent of previously recognized gains. By making the mark-to-market election, a Fund could potentially mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. As a regulated investment company, a Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the excise tax described above.

Alternatively, a Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund must include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by the Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. Amounts included in income under a QEF election would be qualifying dividend income for a regulated investment company if either (i) the earnings attributable to the inclusions are distributed in the taxable year of the inclusion, or (ii) such earnings are derived with respect to the regulated investment company’s business of investing in stock, securities or currencies. In order to make a QEF election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs or foreign corporations that were PFICs in the year preceding the payment of the dividend will not be eligible to be treated as qualified dividend income.

If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election or a QEF election, the Fund may be subject to U.S. federal income tax and an interest charge on distributions with respect to such shares, or gain from the disposition of such shares, under punitive tax rules that apply to so-called "excess distributions" from PFICs, even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Controlled Foreign Corporations

A Fund may invest in entities known as “controlled foreign corporations” (“CFCs”). A CFC is a foreign corporation in which more than 50% of the stock, by vote or value, is owned, directly or constructively, by U.S. persons each of whom own, directly or constructively, 10% or more of the stock of a foreign corporation by vote or by value. If a Fund is such a 10% shareholder with respect to a CFC, the Fund generally must annually include in income its allocable share of the CFC’s (i) “subpart F income” and (ii) global intangible low-tax income (“GILTI”), both as defined by the Code, regardless of whether or not the CFC distributes such amounts to the Fund. Amounts included in gross income by a Fund as subpart F income of a CFC are qualifying income for the Fund under Code Section 851(b) if either (i) such amounts are distributed to the Fund in the taxable year in which they are earned by the CFC, or (ii) such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. Treasury Regulations provide that GILTI inclusions are treated in the same manner for purposes of Code Section 851(b) as subpart F inclusions.

Non-U.S. Taxes

A Fund that invests in non-U.S. securities may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If, at the close of its taxable year, more than 50% of the value of a Fund’s total assets consist of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If a Fund were eligible for and were to make the election, the amount of each shareholder’s taxable income reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code.

Alternatively, if a Fund were to qualify as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above-described 50% requirement. For this purpose, the term “qualified funds of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other regulated investment companies. The Funds make no assurances as to either the availability of any election discussed in this section or their willingness to make any such election.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S. currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders of a Fund. Certain of such Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders of the Fund.

Financial Products

Each Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by such Fund, defer such Fund’s losses, cause adjustments in the holding periods of such Fund’s securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Some of a Fund’s investments, such as certain option transactions as well as futures transactions in foreign currency contracts that are traded in the interbank market, may be “section 1256 contracts.” Gains and losses on section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary in character. Section 1256 contracts held by a Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above).

Certain positions undertaken by a Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by such Fund. Losses realized by a Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Certain tax elections that a Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Rules governing the tax aspects of notional principal contracts in which a Fund may invest are not clear in various respects. As a result, the IRS could challenge a Fund’s methods of accounting for U.S. federal income tax purposes for such contracts, and such a challenge could affect the status of such Fund as a regulated investment company.

A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by a Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute “constructive sales” in certain circumstances, which would result in taxable income before the short-sale positions are terminated.

Certain of a Fund’s hedging activities including its transactions in options, futures contracts and foreign currencies, are likely to result in a difference between such Fund’s book income and taxable income. This difference may cause a portion of a Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require such Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Securities Issued or Purchased at a Discount

A Fund may acquire debt obligations that have original issue discount. “Original issue discount” is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. A taxpayer that acquires an obligation with original issue discount generally must include the original issue discount in income on a constant yield-to-maturity basis without regard to when, or whether, payments are made on the obligation. Obligations owned by a Fund that have original issue discount may include investment in payment-in-kind securities, and certain other obligations. Obligations with original issue discount owned by a Fund will give rise to income that a Fund must distribute to shareholders who will be taxed on them as ordinary income (unless such dividends qualify as exempt-interest dividends) even though the Fund does not receive an interest payment in cash on the obligation during the year and may never receive such payment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Some debt obligations that are acquired by a Fund in the secondary market may be treated as having market discount. Market discount is generally the excess of an obligation’s stated redemption price at maturity over the basis in the security immediately after acquisition by the taxpayer. Generally, any gain recognized on the receipt of principal payments or on the disposition of a debt security having market discount has been treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. Each Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes.

High-Risk Securities

Each Fund may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. The application of the U.S. federal income tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the U.S. federal income tax treatment of these investments (e.g., such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by a Fund if it invests in such securities in order to seek to ensure that such Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Real Estate Investment Trusts

Investments by a Fund in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

A Fund’s investments in REIT equity securities could result in such Fund’s receipt of cash in excess of the REIT’s earnings. If a Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

A deduction of up to 20% is available for taxable years beginning before January 1, 2026 to taxpayers other than corporations for qualified business income from certain pass-through businesses, including “qualified REIT dividends” from REITs (i.e., ordinary REIT dividends other than capital gains dividends and REIT dividends designated as qualified dividend income). A regulated investment company may pay and report “section 199A dividends” to its shareholders with respect its qualified REIT dividends. The amount of section 199A dividends that a Fund may pay and report to its shareholders is limited to the excess of the “qualified REIT dividends” that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends. A shareholder may treat section 199A dividends received on a share of the Fund as “qualified REIT dividends” if the shareholder has held the share for more than 45 days during the 91-day period beginning 45 days before the date on which the share becomes ex-dividend, but only to the extent that the shareholder is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property. A shareholder may include 20% of the shareholder's "qualified REIT dividends" in the computation of the shareholder’s “combined qualified business income amount” under Code Section 199A. Code Section 199A allows a taxpayer (other than a corporation) a deduction for taxable years beginning before January 1, 2026 equal to the lesser of (A) the taxpayer’s “combined qualified business income amount” or (B) 20% of the excess of the taxpayer’s taxable income over its net capital gain for the year.

Tax-Exempt Shareholders

Under current law, each Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund. For example, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the applicable Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”), in which event any related UBTI may not be offset by net operating losses; or (2) shares in the applicable Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. If a charitable remainder trust (as defined in section 664 of the Code) realizes any UBTI for a taxable year, it will be subject to an excise tax in the amount of such income. A Fund may invest in REITs that hold residual interests in REMICs or TMPs. Tax-exempt investors should consult with their own tax advisors concerning the impact of these rules and other tax considerations that may apply to their particular circumstances before investing in a Fund.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any non-corporate shareholder who (i) fails to properly furnish such Fund with a correct taxpayer identification number (“TIN”), (ii) is identified by the IRS as otherwise subject to back-up withholding, or (iii) fails to timely certify to such Fund that it is a U.S. person who is not subject to such withholding. The backup withholding tax rate is currently 24% for tax years beginning before January 1, 2026.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the Internal Revenue Service. A shareholder who has not been notified by the IRS that the shareholder has failed to report interest or dividends may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

A Fund (or its administrative agent) must report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012, and subsequently redeemed, exchanged or otherwise sold and whether these shares had a short-term or long-term holding period. Each Fund is required to report the gross proceeds from the sale of all Fund shares (regardless of when such shares were purchased).

The Funds will allow shareholders to elect from among several IRS-accepted cost basis methods to calculate the cost basis of their covered shares. In the absence of such an election, a Fund will use its default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Once a Fund shareholder has elected a cost basis reporting method, the election will apply to all future transactions unless the shareholder revokes or changes the standing election. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation.

Medicare Surtax on Net Investment Income

A Medicare surtax of 3.8% applies to the “net investment income” of an individual taxpayer and on the undistributed net investment income of certain estates and trusts, in each case to the extent that such taxpayer’s gross income, as adjusted, exceeds a threshold amount. Net investment income includes  interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net Investment income also includes ordinary income and capital gain distributions received by a Fund shareholder from a Fund, as well as the shareholder’s net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income.

Shares Held Through Foreign Accounts

Under the Foreign Account Tax Compliance Act (or “FATCA”), special withholding rules apply when U.S. persons hold investments in the Funds through foreign financial institutions (“FFIs”) or non-financial foreign entities (“NFFEs”). Under FATCA, FFIs or NFFEs that own shares of the Funds on behalf of U.S. persons may be subject to a 30% withholding tax on certain distributions paid by the Funds. The FATCA withholding tax generally may be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and satisfies certain withholding requirements, and (b) by an NFFE, if it (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them to the withholding agent (which may be a Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to a Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such FFIs or NFFEs also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. certification rules to avoid backup withholding described above.

Other Tax Matters

Special tax rules not described in this discussion apply to investments through defined contribution plans and other tax-qualified plans as well as investments by tax-exempt entities. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans and entities and the precise effect of an investment in the Funds would have on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware business trust on November 30, 1993 and consists of multiple separate portfolios or series. The Board may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

The Trust consists of multiple separate portfolios or funds. When certain matters affect one fund but not another, the shareholders would vote as a fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a fund’s fundamental investment policies would be voted upon only by shareholders of the fund. Additionally, approval of the Investment Advisory Contract and Management Contracts are matters to be determined separately by each fund.

Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other fund to approve the proposal as to that fund. The term “majority,” when referring to approvals to be obtained from shareholders of a fund means the vote of the lesser of (i) 67% of the shares of the fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a fund’s shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of a Fund represents an equal proportional interest in that Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of each fund are entitled to receive the assets attributable to such Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or Officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in a Fund.

OTHER INFORMATION ABOUT THE FUNDS

Custodian. U.S. Bank, N.A. (the “Custodian”), located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as the custodian for the Funds. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities in book-entry form belonging to the Funds. Upon instruction, the Custodian receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Funds.

Transfer Agent. ALPS, located at 1290 Broadway, Suite 1000, Denver, CO 80203, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Funds. As Transfer Agent, ALPS has, among other things, agreed to (i) issue and redeem shares of the Funds; (ii) make dividend and other distributions to shareholders of the Fund; (iii) effect transfers of shares; (iv) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (v) facilitate the electronic delivery of shareholder statements and reports and (vi) maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. As described above, ALPS is an affiliate of ADI.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd. (“Cohen”) serves as the Trust’s Independent Registered Public Accounting Firm. Cohen is located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115.

Counsel. Davis Graham & Stubbs LLP serves as counsel to the Funds and is located at 1550 17th Street, Suite 500, Denver, Colorado 80202.

PERFORMANCE INFORMATION

Yield and Total Return. The Funds may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

Each Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing each Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of each Fund’s shares and to the relative risks associated with the investment objectives and policies of that Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in each Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from that Fund.

FINANCIAL STATEMENTS

The financial statements and financial highlights in the April 30, 2024 Annual Report (the “Annual Report”) of each Fund are incorporated in this SAI by reference. The financial statements and financial highlights in the Annual Report have been audited by Cohen & Company, Ltd., whose report thereon appears in the Annual Report. You can obtain additional copies of such Annual Report at no charge by writing or telephoning the Funds at the address or number on the front page of this SAI. The information presented for the fiscal year ended April 30, 2024 has been audited by Cohen, the Funds' independent registered public accounting firm, whose reports, along with the Funds' financial statements, are included in the Funds' annual report, which is available by calling 1-855-828-9909. The information for the fiscal years ended April 30, 2023 through April 30, 2020 was audited by Deloitte & Touche LLP, an independent registered public accounting firm.

APPENDIX A

Emerald Advisers, LLC

Proxy Voting Policy, Procedures and Guidelines

(as adopted by Emerald Mutual Fund Advisers Trust)

PROXY VOTING POLICY

The voting policies set forth below apply to all proxies which Emerald Advisers, LLC (“EA LLC”) is entitled to vote. It is EA LLC’s policy to vote all such proxies. Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of institutional investors in the governance process is the same as the responsibility due all other aspects of the fund’s management. First and foremost, the investor is a fiduciary and secondly, an owner. Fiduciaries and owners are responsible for their investments. These responsibilities include:

1)	selecting proper directors

2)	insuring that these directors have properly supervised management

3)	resolve issues of natural conflict between shareholders and managers

a.	Compensation

b.	Corporate Expansion

c.	Dividend Policy

d.	Free Cash Flow

e.	Various Restrictive Corporate Governance Issues, Control Issues, etc.

f.	Preserving Integrity

In voting proxies, EA LLC will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EA LLC will exercise its vote in an activist pro-shareholder manner in accordance with the following policies.

I. BOARDS OF DIRECTORS

In theory, the board represents shareholders, in practice, all too often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position. In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members. Independence is an important criterium to adequately protect shareholders’ ongoing financial interest and to properly conduct a board member’s oversight process. Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision making on behalf of the owners and corporations. Too many companies are really ownerless. Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.

A.         Election of Directors, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.

• Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.

• Votes should be cast in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.

• Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.

• Votes should be withheld for directors who may have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).

• Votes should be withheld, on a case-by-case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.

• Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for the absences.

• Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.

• Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders’ views, review management, and provide oversight of the board and their directors.

B. Board Diversity: Emerald will generally support and votes should be cast in favor of proposals requiring diversity among a company’s Board of Directors. Using NASDAQ’s proposed rule 560(f)(2) as a guide, a diverse board should have two or more directors who self-identify as: (i) Female, (ii) an Underrepresented Minority, or (iii) LGBTQ+. Emerald will generally support and votes should be cast in favor of proposals seeking an explanation why a company does not meet this requirement.

• For purposes of this section I.B, the following terms shall have the following meanings: “Female” shall mean an individual who self-identifies her gender as a woman, without regard to the individual’s designated sex at birth. “Underrepresented Minority” shall mean an individual who self-identifies as one or more of the following: Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, or two or more races or ethnicities. “LGBTQ+” shall mean an individual who self-identifies as any of the following: lesbian, gay, bisexual, transgender or a member of the queer community.

C.         Selection of Accountants: EA LLC will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

D.         Incentive Stock Plans. EA LLC will generally vote against all excessive compensation and incentive stock plans which are not performance related.

E.         Corporate restructuring plans or company name changes, will generally be evaluated on a case-by-case basis.

F.         Annual Meeting Location. This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. Resolution. EA LLC normally votes with management, except in those cases where management seeks a location to avoid their shareholders.

G.         Preemptive Rights. This is usually a shareholder request enabling shareholders to participate first in any new offering of common stock. Resolution: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.

H.         Mergers and/or Acquisitions. Each merger and/or acquisition has numerous ramifications for long term shareholder value. Resolution: After in-depth valuation EA LLC will vote its shares on a case-by-case basis.

II. CORPORATE GOVERNANCE ISSUES

These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case-by-case basis.

A.         Provisions Restricting Shareholder Rights. These provisions would hamper shareholders ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders’ right to nominate, elect, or remove directors. These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. Resolution: Vote Against management proposals to implement such restrictions and vote For shareholder proposals to eliminate them.

B.         Anti-Shareholder Measures. These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interests of shareholders since they do not allow for the most productive use of corporate assets.

1.   Classification of the Board of Directors:

A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. Resolution: Vote Against proposals to classify the Board and support proposals (usually shareholder initiated) to implement annual election of the Board.

2.   Shareholder Rights Plans (Poison Pills):

Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control. Resolution: Vote Against proposals to adopt Shareholder Rights Plans, and vote For Shareholder proposals eliminating such plans.

3.   Unequal Voting Rights:

A takeover defense, also known as superstock, which gives holders disproportionate voting rights. EA LLC adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. Resolution: Vote Against proposals creating different classes of stock with unequal voting privileges.

4.   Supermajority Clauses:

These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. Resolution: Vote Against management proposals to implement supermajority clauses and support shareholder proposals to eliminate them.

5.   Fair Price Provisions:

These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. Resolution: Vote Against management proposals to implement fair price provisions and vote For shareholder proposals to eliminate them.

Caveat: Certain fair price provisions are legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholder interest.

6.   Increases in authorized shares and/or creation of new classes of common and preferred stock:

a.	Increasing authorized shares.

EA LLC will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would include stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company.

Resolution: On a case-by-case basis, vote Against management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its right to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.

b.	Creation of new classes of stock.

Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These “blank check” issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders.

Resolution: EA LLC would vote AGAINST management in allowing the Board the discretion to issue any type of “blank check” stock without shareholder approval.

c.	Directors and Management Liability and Indemnification.

These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action.

Resolution: On a case-by-case basis, EA LLC votes Against attempts by management to eliminate directors and management liability for their duty of care.

d.	Compensation Plans (Incentive Plans)

Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as “golden parachutes” or “tin parachutes” as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type.

Resolution: On a case-by-case basis, vote Against attempts by management to adopt proposals that are specifically designed to grossly or unduly benefit members of executive management in the event of an acquisition.

e.	Greenmail

EA LLC would not support management in the payment of greenmail.

Resolution: EA LLC would vote FOR any shareholder resolution that would eliminate the possibility of the payment of greenmail.

f.	Cumulative Voting

Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected.

Resolution: Cumulative voting tends to serve special interests and not those of shareholders, therefore EA LLC will vote Against any proposals establishing cumulative voting and For any proposal to eliminate it.

g.	Proposals Designed to Discourage Mergers & Acquisitions In Advance

These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluating takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc., would have to be considered along with those of the shareholder. These proposals may be worded: “amendments to instruct the Board to consider certain factors when evaluating an acquisition proposal”. Directors are elected primarily to promote and protect the shareholder interests. Directors should not allow other considerations to dilute or deviate from those interests. Resolution: EA LLC will vote Against proposals that would discourage the most productive use of corporate assets in advance.

h.	Confidential Voting

A company that does not have a ballot provision has the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Resolution: Vote For proposals to establish secret ballot voting.

i.	Disclosure

Resolution: EA LLC will vote Against proposals that would require any kind of unnecessary disclosure of business records. EAI will vote For proposals that require disclosure of records concerning unfair labor practices or records dealing with the public safety.

j.	Sweeteners

Resolution: EA LLC will vote Against proposals that include what are called “sweeteners” used to entice shareholders to vote for a proposal that includes other items that may not be in the shareholders best interest. For instance, including a stock split in the same proposal as a classified Board, or declaring an extraordinary dividend in the same proposal installing a shareholders rights plan (Poison Pill).

k.	Changing the State of Incorporation

If management sets forth a proposal to change the State of Incorporation, the reason for change is usually to take advantage of another state’s liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc. Resolution: On a case-by-case basis, EA LLC will vote Against proposals changing the State of Incorporation for the purpose of their anti-shareholder provisions and will support shareholder proposals calling for reincorporation into a jurisdiction more favorable to shareholder democracy.

l.	Equal Access to Proxy Statements

EA LLC supports stockholders' right to equal access to the proxy statement, in the same manner that management has access. Stockholders are the owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Resolution: EA LLC will support any proposal calling for equal access to proxy statements.

m.	Abstention Votes

EA LLC supports changes in the method of accounting for abstention votes. Abstention votes should not be considered as shares “represented” or “cast” at an annual meeting. Only those shares cast favoring or opposing a proposal should be included in the total votes cast to determine if a majority vote has been achieved. Votes cast abstaining should not be included in total votes cast. Resolution: EA LLC will support any proposal to change a company’s by-laws or articles of incorporation to reflect the proper accounting for abstention votes.

III. OTHER ISSUES

On other major issues involving questions of community interest, moral and social concern, fiduciary trust and respect for the law such as:

A.	Human Rights

B.	Nuclear Issues

C.	Defense Issues

D.	Social Responsibility

EA LLC, in general supports the position of management. Exceptions to this policy Include:

1.	South Africa

EA LLC will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.

2.	Northern Ireland

EA LLC will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.

IV. Other Potential Conflicts of Interest

EA LLC may manage a variety of corporate accounts that are publicly traded.

Policy date: 6/30/2024

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)

(1)	Trust Instrument of Registrant.(1)

(2)	Revised Trust Instrument of Registrant.(1)

(3)	Amendment to Trust Instrument of Registrant dated August 7, 2009.(5)

(4)	Amendment No.2 to Trust Instrument of Registrant dated January 29, 2020.(46)

(5)	Amendment No. 3 to Trust Instrument of Registrant dated March 12, 2024. (64)

(b)

(1)	By-Laws of Registrant.(1)

(2)	Revised By-Laws of Registrant.(1)

(3)	Amendment to By-Laws of Registrant dated April 25, 2008.(3)

(4)	Amendment to By-Laws of Registrant dated December 8, 2020.(50)

(5)	Amendment No. 3 to By-Laws of Registrant dated September 13, 2022.(60)

(c)	Provisions of instruments defining rights of security holders are contained in Articles 2 and 7 of the Declaration of Trust (incorporated herein by reference to Exhibit (a)(1) of this filing).

(d)

(1)	Investment Advisory and Management Agreement dated June 29, 2018 between Registrant and ALPS Advisors, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund).(38)

(2)	Investment Advisory Agreement dated December 30, 2009 between Registrant and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(7)

(3)	Amendment dated January 1, 2013 to Investment Advisory Agreement dated December 30, 2009 between Registrant and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund.(20)

(4)	Investment Advisory Agreement dated May 31, 2018 between Registrant and ALPS Advisors, Inc. with respect to the CoreCommodity Management CompleteCommodities Strategy Fund.(36)

(5)	Investment Sub-Advisory Agreement dated May 31, 2018 among Registrant, ALPS Advisors, Inc. and CoreCommodity Management, LLC with respect to the CoreCommodity Management CompleteCommodities Strategy Fund.(38)

(6)	Investment Advisory Agreement dated May 31, 2018 between Registrant and ALPS Advisors, Inc. with respect to the RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund).(38)

(7)	Amendment dated August 3, 2018 to the Investment Advisory Agreement dated May 31, 2018 between Registrant and ALPS Advisors, Inc. with respect to the, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund).(38)

(8)	Investment Sub-Advisory Agreement dated May 31, 2018 among Registrant, ALPS Advisors, Inc. and RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund).(38)

(9)	Amendment dated August 3, 2018 to the Investment Sub-Advisory Agreement May 31, 2018 among Registrant, ALPS Advisors, Inc. and RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund).(38)

(10)	Investment Advisory Agreement dated August 21, 2018 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund).(38)

(11)	Investment Sub-Advisory Agreement dated August 21, 2018 among Registrant, ALPS Advisors, Inc. and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. with respect to the ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund).(38)

(12)	Investment Advisory Agreement dated January 30, 2012 between Registrant and Seafarer Capital Partners, LLC with respect to the Seafarer Overseas Growth and Income Fund.(15)

(13)	Amendment dated June 10, 2014 to Investment Advisory Agreement between the Registrant and Seafarer Capital Partners, LLC with respect to the Seafarer Overseas Growth and Income Fund.(23)

(14)	Amendment dated April 15, 2016 to Investment Advisory Agreement dated January 30, 2012 between Registrant and Seafarer Capital Partners, LLC with respect to the Seafarer Overseas Value Fund.(28)

(15)	Amendment dated August 31, 2016 to Investment Advisory Agreement dated January 30, 2012 between Registrant and Seafarer Capital Partners, LLC with respect to the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund.(29)

(16)	Investment Advisory Agreement dated October 1, 2018 between Registrant and Emerald Mutual Fund Advisers Trust with respect to the Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund), the Emerald Growth Fund, the Emerald Small Cap Value Fund and the Emerald Insights Fund.(40)

(17)	Investment Advisory Agreement dated February 12, 2018 between Registrant and Disciplined Growth Investors, Inc. with respect to The Disciplined Growth Investors Fund.(35)

(18)	Investment Advisory Agreement dated June 29, 2018 between Registrant and Smith Capital Investors, LLC with respect to the ALPS/Smith Total Return Bond Fund and ALPS/Smith Short Term Bond Fund.(37)

(19)	Investment Sub-Advisory Agreement dated June 29, 2018 among Registrant, ALPS Advisors, Inc., and Smith Capital Investors, LLC with respect to the ALPS/Smith Total Return Bond Fund and ALPS/Smith Short Term Bond Fund.(37)

(20)	Amendment dated December 2, 2019 to Investment Advisory Agreement dated August 21, 2018 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund) Class II.(45)

(21)	Amendment dated December 2, 2019 to Sub-Advisory Agreement dated August 21, 2018 among Registrant, ALPS Advisors, Inc. and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. with respect to the ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund) Class II.(45)

(22)	Investment Advisory Agreement dated June 17, 2020 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund.(49)

(23)	Investment Sub-Advisory Agreement dated June 17, 2020 among Registrant, ALPS Advisors, Inc. and Smith Capital Investors, LLC with respect to the ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund.(49)

(24)	Investment Advisory Agreement dated June 28, 2024 among Registrant and ALPS Advisors, Inc. with respect to the CoreCommodity Natural Resources ETF. (64)

(25)	Investment Sub-Advisory Agreement dated June 28, 2024 among Registrant and ALPS Advisors, Inc. and CoreCommodity Management, LLC with respect to the CoreCommodity Natural Resources ETF. (64)

(e)

(1)	Distribution Agreement dated April 16, 2018 between Registrant and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund).(38)

(2)	Amendment dated April 16, 2018 to Distribution Agreement dated April 16, 2018 between Registrant and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Short Term Duration Bond Fund and ALPS/Smith Total Return Bond Fund.(38)

(3)	Amendment dated April 27, 2018 to Distribution Agreement dated April 16, 2018 between Registrant and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Short Term Duration Bond Fund and ALPS/Smith Total Return Bond Fund.(38)

(4)	Amendment dated March 10, 2020 to Distribution Agreement dated April 16, 2018 between Registrant and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Short Term Duration Bond Fund and ALPS/Smith Total Return Bond Fund.(47)

(5)	Amendment dated June 17, 2020 to Distribution Agreement dated April 16, 2018 between Registrant and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Short Term Duration Bond Fund, ALPS/Smith Total Return Bond Fund, ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund.(49)

(6)	Amendment dated January 24, 2022, to Distribution Agreement dated April 16, 2018 between Registrant and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS | Red Rocks Listed Private Equity Fund), ALPS | CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS | Smith Short Term Duration Bond Fund, ALPS | Smith Total Return Bond Fund, ALPS | Smith Balanced Opportunity Fund, and ALPS | Smith Credit Opportunities Fund.(56)

(7)	Amendment dated June 27, 2024 to Distribution Agreement Amendment dated January 24, 2022, to Distribution Agreement dated April 16, 2018 between Registrant and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS | Red Rocks Listed Private Equity Fund), ALPS | CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS | Smith Short Term Duration Bond Fund, ALPS | Smith Total Return Bond Fund, ALPS | Smith Balanced Opportunity Fund, ALPS | Smith Credit Opportunities Fund, and ALPS | CoreCommodity Natural Resources ETF. (64)

(8)	Form of Selling Agreement between ALPS Portfolio Solutions Distributor, Inc. and Broker/Dealer.(47)

(9)	Form of Shareholder Servicing Agreement between ALPS Portfolio Solutions Distributor, Inc. and servicing firm.(47)

(10)	Form of Fund-SERV Agreement between ALPS Portfolio Solutions Distributor, Inc. and servicing firm.(47)

(11)	Form of Trust Networking Agreement between ALPS Portfolio Solutions Distributor, Inc. and servicing firm.(47)

(12)	Distribution Agreement dated April 16, 2018 between Registrant and ALPS Distributors, Inc. with respect to The Disciplined Growth Investors Fund, Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund), Emerald Growth Fund, Emerald Insights Fund, Emerald Small Cap Value Fund, Seafarer Overseas Growth and Income Fund, Seafarer Overseas Value Fund, Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund.(38)

(13)	Form of Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer.(47)

(14)	Form of Shareholder Servicing Agreement between ALPS Distributors, Inc. and servicing firm.(47)

(15)	Form of Fund-SERV Agreement between ALPS Distributors, Inc. and servicing firm.(47)

(16)	Form of Trust Networking Agreement between ALPS Distributors, Inc. and servicing firm.(47)

(17)	Form of Authorized Participant Agreement. (64)

(f)	None.

(g)

(1)	Custody Agreement dated November 13, 2007 between Registrant and The Bank of New York.(3)

(2)	Foreign Custody Manager Agreement dated November 13, 2007 between Registrant and The Bank of New York.(3)

(3)	Amendment No. 2 dated December 30, 2009 to Custody Agreement between Registrant and The Bank of New York Mellon with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(7)

(4)	Amendment No. 2 dated December 30, 2009 to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(7)

(5)	Master Custodian Agreement dated June 1, 2013 between Registrant and State Street Bank and Trust Company with respect to certain series of the Trust.(21)

(6)	Amendment dated December 9, 2013 to the Master Custodian Agreement dated June 1, 2013 relating to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund).(31)

(7)	Custodian Agreement dated December 16, 2013 between Registrant and Brown Brothers Harriman & Co.(25)

(8)	Amendment dated April 15, 2016 to Custodian Agreement dated December 16, 2013 between Registrant and Brown Brothers Harriman & Co. with respect to the Seafarer Overseas Value Fund.(28)

(9)	Amendment dated May 18, 2016 to Custodian Agreement dated December 16, 2013, between Registrant and Brown Brothers Harriman & Co., with respect to the Seafarer Overseas Growth and Income Fund.(29)

(10)	Amendment dated June 29, 2018 to Master Custodian Agreement dated June 1, 2013 between Registrant and State Street Bank and Trust Company with respect to the ALPS/Smith Total Return Bond Fund and ALPS/Smith Short Term Bond Fund.(37)

(11)	Global Custody Agreement dated November 1, 2019 between Registrant and MUFG Union Bank N.A. with respect to The Disciplined Growth Investors Fund, Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund), Emerald Growth Fund, and Emerald Insights Fund.(43)

(12)	Amendment dated June 17, 2020 to Master Custodian Agreement dated June 1, 2013 between Registrant and State Street Bank and Trust Company with respect to the ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund.(49)

(13)	Amendment dated February 9, 2021 to Custodian Agreement dated December 16, 2013 between Registrant and Brown Brothers Harriman & Co., with respect to the ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund).(52)

(14)	Amendment dated July 2, 2024 to Master Custodian Agreement dated June 1, 2013 between Registrant and State Street Bank and Trust Company with respect to ALPS | CoreCommodity Natural Resources ETF. (64)

(h)

(1)	Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund).(2)

(2)	Amendment No. 5 dated March 9, 2010 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity).(6)

(3)	Transfer Agency and Service Agreement dated December 30, 2009 between Registrant and ALPS Fund Services, Inc. with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(7)

(4)	Transfer Agency and Interactive Client Service Agreement dated December 30, 2009 between Registrant and ALPS Fund Services, Inc. with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(7)

(5)	Transfer Agency and Service Agreement dated July 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Disciplined Growth Investors Fund.(10)

(6)	Amendment dated June 15, 2010 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS|CoreCommodity Management CompleteCommodities Strategy Fund.(9)

(7)	Amendment dated August 2, 2010 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund).(9)

(8)	Amendment dated September 27, 2010 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Global Opportunities Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund).(9)

(9)	Amendment dated January 20, 2011 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund).(8)

(10)	Amendment dated May 21, 2018 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to Class A Shares of ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund),and ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund).(36)

(11)	Amendment dated June 29, 2018 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Smith Total Return Bond Fund and ALPS/Smith Short Term Bond Fund.(37)

(12)	Amendment dated December 2, 2019 to Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to Class II Shares of ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund).(45)

(13)	Amendment dated June 17, 2020 to Transfer Agency and Services Agreement dated October 1, 2007 with respect to the ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund.(49)

(14)	Amendment dated December 1, 2020, to Transfer Agency Services Agreement dated October 1, 2007, between Registrant and ALPS Fund Services Inc. with respect to ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, ALPS|Smith Balanced Opportunity Fund, ALPS|Smith Credit Opportunities Fund, ALPS|Smith Short Duration Bond Fund, ALPS|Smith Total Return Bond Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), and ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund).(56)

(15)	Transfer Agency and Service Agreement dated January 30, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Seafarer Overseas Growth and Income Fund.(15)

(16)	Transfer Agency and Service Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund) and Emerald Growth Fund.(52)

(17)	Amendment dated July 31, 2014 to Transfer Agency and Service Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Insights Fund.(22)

(18)	Amendment dated April 15, 2016 to Transfer Agency and Services Agreement dated January 30, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Seafarer Overseas Value Fund.(28)

(19)	Amendment dated June 9, 2018 to the Transfer Agency and Services Agreement dated March 16, 2012 between the Registrant and ALPS Fund Services, Inc. with respect to Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund), Emerald Growth Fund, and Emerald Insights Fund.(38)

(20)	Amendment dated July 13, 2018 to the Transfer Agency and Services Agreement dated July 13, 2011 between the Registrant and ALPS Fund Services, Inc. with respect to The Disciplined Growth Investors Fund.(38)

(21)	Transfer Agency and Service Agreement dated July 5, 2024 between Registrant and State Street Bank & Trust Company with respect to the ALPS | CoreCommodity Natural Resources ETF. (filed herewith)

(22)	Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund).(2)

(23)	Amendment dated March 9, 2010 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity).(7)

(24)	Amendment dated June 15, 2010 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS|CoreCommodity Management CompleteCommodities Strategy Fund.(9)

(25)	Amendment dated August 2, 2010 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund).(9)

(26)	Amendment dated September 27, 2010 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the RiverFront Asset Allocation Aggressive (f/k/a RiverFront Global Growth Fund).(9)

(27)	Amendment dated January 20, 2011 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund) and ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund).(8)

(28)

Amendment dated February 28, 2018 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund).(34)

(29)	Amendment dated May 21, 2018 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to Class A Shares of ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund),and ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund).(36)

(30)	Amendment dated June 29, 2018 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Smith Total Return Bond Fund and ALPS/Smith Short Term Bond Fund.(37)

(31)	Amendment dated April 30, 2018 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Total Return Bond Fund and ALPS/Smith Short Term Bond Fund.(38)

(32)	Amendment dated June 17, 2020 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund.(49)

(33)	Amendment between Registrant and ALPS Fund Services with respect to the ALPS|CoreCommodity Management CompleteCommodities Strategy Fund dated August 19, 2022 to the Fund Accounting and Administration Agreement dated October 1, 2007, as amended, between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), Clough China Fund, ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Aggressive, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), RiverFront Asset Allocation Moderate (f/k/a RiverFront Moderate Growth & Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Total Return Bond Fund, ALPS/Smith Short Term Bond Fund, ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund.(59)

(34)	Form of Services Agreement between Registrant and ALPS Fund Services, Inc. with respect to the ALPS | CoreCommodity Natural Resources ETF. (64)

(35)	Administration, Bookkeeping and Pricing Agreement dated July 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Disciplined Growth Investors Fund.(16)

(36)	Administration, Bookkeeping and Pricing Agreement dated January 30, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Seafarer Overseas Growth and Income Fund.(15)

(37)

Administration, Bookkeeping and Pricing Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund) and the Emerald Growth Fund.(16)

(38)	Amendment dated July 31, 2014 to Fund Accounting and Administration Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Insights Fund.(22)

(39)	Amendment dated April 15, 2016 to Administration, Bookkeeping and Pricing Agreement dated January 30, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Seafarer Overseas Value Fund.(28)

(40)	Administration, Bookkeeping and Pricing Services Agreement dated December 30, 2009 between Registrant and ALPS Fund Services, Inc. with respect to the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund.(38)

(41)	Amendment dated March 14, 2018 to the Administration, Bookkeeping and Pricing Services Agreement dated July 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to The Disciplined Growth Investors Fund.(38)

(42)	Amendment dated March 14, 2018 to the Administration, Bookkeeping and Pricing Services Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund), Emerald Growth Fund, and Emerald Insights Fund.(38)

(43)	Amendment dated March 14, 2018 to the Administration, Bookkeeping and Pricing Services Agreement dated January 30, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund.(38)

(44)	Amendment dated March 14, 2018 to the Administration, Bookkeeping and Pricing Services Agreement dated December 30, 2009 between Registrant and ALPS Fund Services, Inc. with respect to the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund.(38)

(45)	Amendment dated December 2, 2019 to Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund).(45)

(46)	Amendment dated August 25, 2020 to the Fund Accounting and Administration Agreement dated October 1, 2007 with respect to the ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Total Return Bond Fund and ALPS/Smith Short Term Bond Fund, ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund.(49)

(47)	Amendment dated June 17, 2020 to the Liquidity Risk Management Addendum dated May 21, 2018 to the Fund Accounting and Administration Agreement dated October 1, 2007 with respect to the ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund.(49)

(48)	Amendment dated June 17, 2020 to the Report Modernization Addendum dated May 21, 2018 to the Fund Accounting and Administration Agreement dated October 1, 2007 with respect to the ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund.(49)

(49)	PFO Services Agreement dated December 30, 2009 among Registrant, ALPS Fund Services, Inc. and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(7)

(50)	Chief Compliance Officer Services Agreement dated December 30, 2009 among Registrant, ALPS Fund Services, Inc. and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(7)

(51)	PFO Services Agreement dated July 13, 2011 among Registrant, ALPS Fund Services, Inc. and Disciplined Growth Investors, Inc. with respect to the Disciplined Investors Growth Fund.(16)

(52)	Chief Compliance Officer Services Agreement dated July 13, 2011 among Registrant, ALPS Fund Services, Inc. and Disciplined Growth Investors, Inc. with respect to the Disciplined Investors Growth Fund.(16)

(53)	PFO Services Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund) and the Emerald Growth Fund.(16)

(54)	Chief Compliance Officer Services Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund) and the Emerald Growth Fund.(16)

(55)	Amendment dated July 31, 2014 to PFO Services Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Insights Fund.(22)

(56)	Amendment dated July 31, 2014 to Chief Compliance Officer Services Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Insights Fund.(22)

(57)	Amended and Restated PFO Services Agreement effective January 1, 2016 between Registrant and ALPS Fund Services, Inc. with respect to the Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund.(31)
(58)	Amended and Restated Chief Compliance Officer Services Agreement dated April 15, 2016 between Registrant and ALPS Fund Services, Inc. with respect to the Seafarer Growth and Income Fund and the Seafarer Overseas Value Fund.(28)

(59)	Amendment dated June 9, 2018 to Chief Compliance Officer Services Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund), Emerald Growth Fund, Emerald Insights Fund and Emerald Small Cap Value Fund.(38)

(60)	Amendment dated July 13, 2018 to Chief Compliance Officer Services Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to The Disciplined Growth Investors Fund.(38)

(61)	Expense Agreement dated June 13, 2023 between Registrant and Seafarer Capital Partners, LLC with respect to the Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund (61).

(62)	Expense Agreement dated June 11, 2024 between Registrant and Emerald Mutual Fund Advisers Trust with respect to the Emerald Growth Fund, Emerald Finance and Banking Innovation Fund and Emerald Insights Fund (filed herewith).

(63)	Expense Agreement dated June 13, 2023 between Registrant and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds (61).

(64)	Expense Limitation Letter Agreement dated December 22, 2023 among ALPS Advisors, Inc. and the Trust with respect to ALPS Global Opportunity Fund (62).

(65)	Expense Agreement dated December 22, 2023, among Registrant, ALPS Advisors, Inc., and CoreCommodity Management, LLC with respect to the ALPS | CoreCommodity Management CompleteCommodities Strategy Fund (62).

(66)	Expense Limitation Letter Agreement dated December 22, 2023, among Registrant, ALPS Advisors, Inc. and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. With respect to the ALPS/Kotak India ESG Fund (62).

(67)	Expense Limitation Letter Agreement dated August 22, 2023 among AAI, Smith, and the Trust with respect to the ALPS | Smith Balanced Opportunity Fund, ALPS | Smith Credit Opportunity Fund, ALPS | Smith Short Duration Bond Fund, and ALPS | Smith Total Return Bond Fund (62).

(68)	Expense Limitation Letter Agreement dated June 11, 2024 among Registrant, ALPS Advisors, Inc., and CoreCommodity Management, LLC with respect to the ALPS | CoreCommodity Management CompleteCommodities Strategy Fund. (65)

(69)	Expense Limitation Letter Agreement dated July [__], 2024 between Registrant and Seafarer Capital Partners, LLC with respect to the Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund (to be filed by subsequent amendment).

(70)	Expense Limitation Agreement dated [ ], 2024 between Registrant and ALPS Advisors, Inc. with respect to ALPS Balanced Opportunity Fund (to be filed by subsequent amendment).

(71)	Fund of Funds Investment Agreement dated January 10, 2022, by and among Registrant, Fidelity Rutland Square Trust II, and Vulcan Value Partners, LLC with respect to Vulcan Value Partners Small Cap Fund.(59)

(72)	Fund of Funds Investment Agreement dated January 19, 2022, by and among Registrant, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II with respect to RiverFront Asset Allocation Aggressive, RiverFront Asset Allocation Growth & Income and RiverFront Asset Allocation Moderate.(59)

(73)	CoreCommodity Management Cayman Commodity Fund Ltd. Appointment of Agent for Service of Process. (filed herewith)

(74)	Services Agreement dated July 11, 2024 between ALPS Fund Services, Inc. and the Registrant (filed herewith)

(i)

(1)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, with respect to ALPS Global Opportunity Fund, ALPS | CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income, ALPS | Smith Total Return Bond Fund, ALPS | Smith Short Term Bond Fund, ALPS | Smith Balanced Opportunity Fund and ALPS | Smith Credit Opportunities Fund and the ALPS/Kotak India ESG Fund.(62)

(2)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, with respect to the Vulcan Value Partners Fund, Vulcan Value Partners Small Cap Fund, The Disciplined Growth Investors Fund, Emerald Finance and Banking Innovation Fund, Emerald Growth Fund, Emerald Insights Fund, Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund.(59)

(3)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, with respect to the ALPS | CoreCommodity Natural Resources ETF. (64)

(4)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, with respect to the Emerald Growth Fund, Emerald Finance and Banking Innovation Fund and Emerald Insights Fund. (filed herewith)

(j)

(1)	Consent of Cohen & Company Ltd., as Independent Registered Public Accounting Firm with respect to the ALPS | CoreCommodity Management CompleteCommodities Strategy Fund, ALPS Global Opportunity Fund, RiverFront Asset Allocation Growth & Income, ALPS/Kotak India ESG Fund, ALPS | Smith Total Return Bond Fund and ALPS | Smith Short Duration Bond Fund ALPS | Smith Balanced Opportunity Fund and ALPS | Smith Credit Opportunities Fund (62).

(2)

Consent of Deloitte & Touche LLP, as Independent Registered Public Accounting Firm, with respect to Vulcan Value Partners Fund, Vulcan Value Partners Small Cap Fund, The Disciplined Growth Investors Fund, Emerald Finance and Banking Innovation Fund, Emerald Growth Fund, Emerald Insights Fund, Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund (61).

(3)	Consent of Independent Registered Public Accounting Firm, with respect to ALPS | CoreCommodity Natural Resources ETF. (64)
(4)	Consent of Independent Registered Public Accounting Firm, with respect to ALPS | CoreCommodity Management CompleteCommodities Strategy Fund. (65)

(5)	Consent of Independent Registered Public Accounting Firm, with respect to the Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund. (to be filed by subsequent amendment)

(6)	Consent of Independent Registered Public Accounting Firm, with respect to the ALPS Balanced Opportunity Fund. (to be filed by subsequent amendment)

(7)	Consent of Independent Registered Public Accounting Firm, with respect to the Emerald Growth Fund, Emerald Finance and Banking Innovation Fund and Emerald Insights Fund. (filed herewith)

(8)	Consent of Independent Registered Public Accounting Firm, with respect to the Emerald Growth Fund, Emerald Finance and Banking Innovation Fund and Emerald Insights Fund. (filed herewith)

(k)	None.

(l)	Form of Share Purchase Agreement with respect to the Registrant.(6)

(m)

(1)	Amended Distribution and Services Plan – ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Total Return Bond Fund, ALPS/Smith Short Term Bond Fund, ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund, Investor Class (f/k/a Class A).(49)

(2)	Amended Distribution and Services Plan – ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Total Return Bond Fund, ALPS/Smith Short Term Bond Fund, ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund, Class C.(49)

(3)	Amended Distribution and Services Plan – ALPSGlobal Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Total Return Bond Fund, ALPS/Smith Short Term Bond Fund, ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund, Class A.(49)

(4)	Distribution and Services Plan – ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), Class R.(19)

(5)	Amended and Restated Shareholder Services Plan – ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Total Return Bond Fund and ALPS/Smith Short Term Bond Fund, Investor Class (f/k/a Class A).(37)

(6)	Amended and Restated Shareholder Services Plan – ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Total Return Bond Fund and ALPS/Smith Short Term Bond Fund, Class A.(37)

(7)	Amended and Restated Shareholder Services Plan – ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Total Return Bond Fund, ALPS/Smith Short Term Bond Fund, ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund, Investor Class (f/k/a Class A).(49)

(8)	Amended and Restated Shareholder Services Plan – ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Total Return Bond Fund, ALPS/Smith Short Term Bond Fund, ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund, Class A.(49)

(9)	Amended and Restated Shareholder Services Plan – Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund, Investor Class.(28)

(10)	Amended and Restated Shareholder Services Plan – Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund, Institutional Class.(28)

(11)	Distribution and Services Plan – Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund), Class A.

(12)	Distribution and Services Plan – Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund), Class C.

(13)	Distribution and Services Plan – Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund), Investor Class.

(14)	Distribution and Services Plan – Emerald Growth Fund, Class A.

(15)	Distribution and Services Plan – Emerald Growth Fund, Class C.

(16)	Distribution and Services Plan – Emerald Growth Fund, Investor Class.

(17)	Distribution and Services Plan – Emerald Insights Fund, Class A.

(18)	Distribution and Services Plan – Emerald Insights Fund, Class C.

(19)	Distribution and Services Plan – Emerald Insights Fund, Investor Class.

(20)	Amended and Restated Shareholder Services Plan – Emerald Growth Fund, Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund) and Emerald Insights Fund, Investor Class.(28)

(21)	Shareholder Services Plan – Emerald Growth Fund, Class C.(13)

(22)	Shareholder Services Plan – Emerald Insights Fund, Class C.(22)

(23)	Amended and Restated Shareholder Services Plan – Seafarer Overseas Growth & Income Fund, Seafarer Overseas Value Fund, Investor Class (62).

(24)	Amended and Restated Shareholder Services Plan – Seafarer Overseas Growth & Income Fund, Seafarer Overseas Value Fund, Institutional Class (62).

(25)	Amended and Restated Shareholder Services Plan – Seafarer Overseas Growth & Income Fund, Seafarer Overseas Value Fund, Retail Class (to be filed by subsequent amendment).

(26)	Distribution and Services Plan - Seafarer Overseas Growth & Income Fund, Seafarer Overseas Value Fund, Retail Class (to be filed by subsequent amendment).

(n)

(1)	Rule 18f-3 Plan – RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Total Return Bond Fund and ALPS/Smith Short Term Bond Fund.(44)

(2)

Amended Rule 18f-3 Plan – ALPS Global Opportunity Fund (f/k/a ALPS/Red Rocks Listed Private Equity Fund), ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Asset Allocation Growth & Income (f/k/a RiverFront Dynamic Equity Income Fund), ALPS/Kotak India ESG Fund (f/k/a ALPS/Kotak India Growth Fund), ALPS/Smith Total Return Bond Fund and ALPS/Smith Short Term Bond Fund ALPS/Smith Balanced Opportunity Fund and ALPS/Smith Credit Opportunities Fund.(49)

(3)	Amended and Restated Rule 18f-3 Plan – Seafarer Overseas Growth and Income Fund and Seafarer Overseas Value Fund (to be filed by subsequent amendment).

(4)	Amended Rule 18f-3 Plan – Emerald Finance and Banking Innovation Fund (f/k/a Emerald Banking and Finance Fund), Emerald Growth Fund, Emerald Insights Fund, Emerald Small Cap Value Fund and Emerald Select trueLiberty Income Fund (f/k/a Emerald Select trueMLP Strategy Fund).(43)

(5)	Rule 18f-3 Plan – Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund.(39)

(o)	Reserved.

(p)

(1)	Code of Ethics for Registrant.(47)

(2)	Code of Ethics for ALPS Holdings, Inc. (includes ALPS Advisors, Inc., and ALPS Distributors, Inc.,) each a subsidiary of ALPS Holdings, Inc.) revised as of April 1, 2023. (62)

(3)	Code of Ethics for Vulcan Value Partners, LLC revised as of July 1, 2023. (62)

(4)	Code of Ethics for CoreCommodity Management, LLC.(52)

(5)	Code of Ethics for RiverFront Investment Group, LLC.(52)

(6)	Code of Ethics for Disciplined Growth Investors, Inc.(10)

(7)	Code of Ethics for Seafarer Capital Partners, LLC revised October 28, 2022. (62)

(8)	Code of Ethics for Emerald Mutual Fund Advisers Trust.(48)

(9)	Code of Ethics for Kotak Mahindra Asset Management (Singapore) PTE LTD.(32)

(10)	Code of Ethics for Smith Capital Investors, LLC revised December 23 2023. (62)

(q)

(1)	Power of Attorney dated June 11, 2024 (63).

(1)	Incorporated by reference to the Post-Effective Amendment No. 7 to Registrant’s Registration Statement filed on August 28, 1997.

(2)	Incorporated by reference to the Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on November 20, 2007.

(3)	Incorporated by reference to the Post-Effective Amendment No. 34 to Registrant’s Registration Statement filed on May 6, 2008.

(4)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on August 20, 2009.

(5)	Incorporated by reference to the Post-Effective Amendment No. 40 to Registrant’s Registration Statement filed on August 28, 2009.

(6)	Incorporated by reference to the Post-Effective Amendment No. 57 to Registrant’s Registration Statement filed on June 30, 2010.

(7)	Incorporated by reference to the Post-Effective Amendment No. 62 to Registrant’s Registration Statement filed on August 30, 2010.

(8)	Incorporated by reference to the Post-Effective Amendment No. 66 to Registrant’s Registration Statement filed on January 28, 2011.

(9)	Incorporated by reference to the Post-Effective Amendment No. 70 to Registrant’s Registration Statement filed on April 29, 2011.

(10)	Incorporated by reference to the Post-Effective Amendment No. 75 to Registrant’s Registration Statement filed on July 13, 2011.

(11)	Incorporated by reference to the Post-Effective Amendment No. 80 to Registrant’s Registration Statement filed on August 29, 2011.

(12)	Incorporated by reference to the Post-Effective Amendment No. 82 to Registrant’s Registration Statement filed on September 22, 2011.

(13)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on December 23, 2011.

(14)	Incorporated by reference to the Post-Effective Amendment No. 88 to Registrant’s Registration Statement filed on December 29, 2011.

(15)	Incorporated by reference to the Post-Effective Amendment No. 90 to Registrant’s Registration Statement filed on January 30, 2012.

(16)	Incorporated by reference to the Post-Effective Amendment No. 99 to Registrant’s Registration Statement filed on August 28, 2012.

(17)	Incorporated by reference to the Post-Effective Amendment No. 111 to Registrant’s Registration Statement filed on March 29, 2013.

(18)	Incorporated by reference to the Post-Effective Amendment No. 113 to Registrant’s Registration Statement filed on May 1, 2013.

(19)	Incorporated by reference to the Post-Effective Amendment No. 114 to Registrant’s Registration Statement filed on May 15, 2013.

(20)	Incorporated by reference to the Post-Effective Amendment No. 118 to Registrant’s Registration Statement filed on August 28, 2013.

(21)	Incorporated by reference to the Post-Effective Amendment No. 125 to Registrant’s Registration Statement filed on November 27, 2013.

(22)	Incorporated by reference to the Post-Effective Amendment No. 134 to Registrant’s Registration Statement filed on July 30, 2014.

(23)	Incorporated by reference to the Post-Effective Amendment No. 136 to Registrant’s Registration Statement filed on August 28, 2014.

(24)	Incorporated by reference to the Post-Effective Amendment No. 146 to Registrant’s Registration Statement filed on June 9, 2015.

(25)	Incorporated by reference to the Post-Effective Amendment No. 148 to Registrant’s Registration Statement filed on June 29, 2015.

(26)	Incorporated by reference to the Post-Effective Amendment No. 155 to Registrant’s Registration Statement filed on August 28, 2015.

(27)	Incorporated by reference to the Post-Effective Amendment No. 162 to Registrant’s Registration Statement filed on December 29, 2015.

(28)	Incorporated by reference to the Post-Effective Amendment No. 174 to Registrant’s Registration Statement filed on April 15, 2016.

(29)	Incorporated by reference to the Post-Effective Amendment No. 177 to Registrant’s Registration Statement filed on August 29, 2016.

(30)	Incorporated by reference to the Post-Effective Amendment No. 191 to Registrant’s Registration Statement filed on March 23, 2017.

(31)	Incorporated by reference to the Post-Effective Amendment No. 194 to the Registrant’s Registration Statement filed on May 10, 2017.

(32)	Incorporated by reference to the Post-Effective Amendment No. 196 to the Registrant’s Registration Statement filed on July 21, 2017.

(33)	Incorporated by reference to the Post-Effective Amendment No. 205 to the Registrant’s Registration Statement filed on December 29, 2017.

(34)	Incorporated by reference to the Post-Effective Amendment No. 206 to the Registrant’s Registration Statement filed on February 28, 2018.

(35)	Incorporated by reference to the Post-Effective Amendment No. 208 to the Registrant’s Registration Statement filed on March 20, 2018.

(36)	Incorporated by reference to the Post-Effective Amendment No. 213 to the Registrant’s Registration Statement filed on June 12, 2018.

(37)	Incorporated by reference to the Post-Effective Amendment No. 215 to the Registrant’s Registration Statement filed on June 29, 2018.

(38)	Incorporated by reference to the Post-Effective Amendment No. 218 to the Registrant’s Registration Statement filed on August 28, 2018.

(39)	Incorporated by reference to the Post-Effective Amendment No. 225 to the Registrant’s Registration Statement filed on April 23, 2019.

(40)	Incorporated by reference to the Post-Effective Amendment No. 228 to the Registrant’s Registration Statement filed on August 8, 2019.

(41)	Incorporated by reference to the Post-Effective Amendment No. 230 to the Registrant’s Registration Statement filed on August 28, 2019.

(42)	Incorporated by reference to the Post-Effective Amendment No. 231 to the Registrant’s Registration Statement filed on September 12, 2019.

(43)	Incorporated by reference to the Post-Effective Amendment No. 238 to the Registrant’s Registration Statement filed on November 29, 2019.

(44)	Incorporated by reference to the Post-Effective Amendment No. 239 to the Registrant’s Registration Statement filed on December 2, 2019.

(45)	Incorporated by reference to the Post-Effective Amendment No. 242 to the Registrant’s Registration Statement filed on December 23, 2019.

(46)	Incorporated by reference to the Post-Effective Amendment No. 244 to the Registrant’s Registration Statement filed on February 28, 2020.

(47)	Incorporated by reference to the Post-Effective Amendment No. 246 to the Registrant’s Registration Statement filed on June 29, 2020.

(48)	Incorporated by reference to the Post-Effective Amendment No. 247 to the Registrant’s Registration Statement filed on August 28, 2020.

(49)	Incorporated by reference to the Post-Effective Amendment No. 248 to the Registrant’s Registration Statement filed on September 14, 2020.

(50)	Incorporated by reference to the Post-Effective Amendment No. 251 to the Registrant’s Registration Statement filed on February 26, 2021.

(51)	Incorporated by reference to the Post-Effective Amendment No. 252 to the Registrant’s Registration Statement filed on June 28, 2021.

(52)	Incorporated by reference to the Post-Effective Amendment No. 253 to the Registrant’s Registration Statement filed on August 27, 2021.

(53)	Incorporated by reference to the Post-Effective Amendment No. 254 to the Registrant’s Registration Statement filed on August 30, 2021.

(54)	Incorporated by reference to the Post-Effective Amendment No. 255 to the Registrant’s Registration Statement filed on October 1, 2021.

(55)	Incorporated by reference to the Post-Effective Amendment No. 256 to the Registrant’s Registration Statement filed on December 15, 2021.

(56)	Incorporated by reference to the Post-Effective Amendment No. 257 to the Registrant’s Registration Statement filed on December 30, 2021.

(57)	Incorporated by reference to the Post-Effective Amendment No. 258 to the Registrant’s Registration Statement filed on February 28, 2022.

(58)	Incorporated by reference to the Post-Effective Amendment No. 259 to the Registrant’s Registration Statement filed on March 1, 2022.

(59)	Incorporated by reference to Post-Effective Amendment No. 260 to the Registration Statement filed on August 29, 2022.

(60)	Incorporated by reference to Post-Effective Amendment No. 261 to the Registration Statement filed on February 28, 2023.

(61)	Incorporated by reference to Post-Effective Amendment No. 263 to the Registration Statement filed on August 28, 2023.

(62)	Incorporated by reference to Post-Effective Amendment No. 264 to the Registration Statement filed on February 28, 2024.

(63)	Incorporated by reference to Post-Effective Amendment No. 267 to the Registration Statement filed on June 20, 2024.

(64)	Incorporated by reference to Post-Effective Amendment No. 271 to the Registration Statement filed on July 5, 2024.

(65)	Incorporated by reference to Post-Effective Amendment No. 272 to the Registration Statement filed on July 5, 2024.

Item 29.	Persons Controlled by or Under Common Control with the Registrant.

ALPS | CoreCommodity Management CompleteCommodities Strategy Fund a series of the Registrant, wholly owns and controls CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”), an exempt company organized under the laws of Cayman Islands. The Subsidiary’s financial statements will be included on a consolidated basis in the ALPS | CoreCommodity Management CompleteCommodities Strategy Fund’s annual and semi-annual reports to shareholders.

Item 30.	Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to Article X of the Registrant’s Trust Instrument (Exhibit (a)(1) and (a)(2) to the Registration Statement), Section 1.10 of the Distribution Agreement (Exhibit I(1) to the Registration Statement) and Section 15 of the Distribution Agreement (Exhibit I(6) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and Distribution Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 31.	Business and Other Connections of Investment Advisers and Sub-Advisers.

ALPS ADVISORS, INC.

Name*	Position with ALPS Advisors, Inc.	Other Business Connections	Type of Business
Laton Spahr	President, Director	None	Not Applicable
Rahul Kanwar	Authorized Representative	Authorized Representative ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Eric T. Parsons	Vice President, Controller, Assistant Treasurer	Vice President, Corporate Controller, ALPS Holdings, Inc., and Vice President, Controller, Assistant Treasurer ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Jason White***	Secretary	Secretary, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Patrick J. Pedonti***	Vice President, Treasurer and Assistant Secretary	Vice President, Treasurer and Assistant Secretary, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing

Name*	Position with ALPS Advisors, Inc.	Other Business Connections	Type of Business
William R. Parmentier, Jr.**	Senior Vice President, Chief Investment Officer	Not Applicable	Not Applicable
Matthew Sutula	Chief Compliance Officer	Not Applicable.	Not Applicable.
Richard C. Noyes	Senior Vice President, General Counsel and Assistant Secretary	Senior Vice President, General Counsel and Assistant Secretary, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Mark T. Haley**	Senior Vice President	Not Applicable	Not Applicable
Ryan Mischker	Senior Vice President, Portfolio Management and Research	Not Applicable	Not Applicable
Andy Hicks	Senior Vice Portfolio Management and Research	Not Applicable	Not Applicable
Hilary Quinn	Vice President	Vice President, ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

**	The principal business address for Messrs. Parmentier and Haley is One Financial Center, 4th Floor, Boston, MA 02111.

***	The principal business address for Messrs. White and Pedonti is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

VULCAN VALUE PARTNERS LLC

Name*	Position with Vulcan Value Partners	Other Business Connections	Type of Business
C.T. Fitzpatrick	Chief Executive Officer, Chief Investment Officer	Current – Chairman of the Board, Green Co. (Montgomery, Alabama)	Real Estate
McGavock Dunbar	Principal, Director of Research	Current – Partner, Enduring Equity Holdings (Birmingham, AL)	Financial Services

*	The principal business address for each of the Vulcan Value Partners, LLC representatives is: 2801 Highway 280 South, Suite 300, Birmingham, AL 35223.

CORECOMMODITY MANAGEMENT, LLC

Name*	Position with CoreCommodity Management, LLC	Other Business Connections	Type of Business
Adam C. De Chiara	Founder, Co-President; Chief Investment Officer & Portfolio Manager, Institutional Division	Founder & Co-President CoreManagement, LLC Founder & Co-President CoreCommodity Capital, LLC Founder & Co-President CoreCommodity Indexes, LLC	Management company Holding Company Index Licensor
Bradford L. Klein	Founder & Co-President	Founder & Co-President CoreManagement, LLC Founder & Co-President CoreCommodity Capital, LLC Founder & Co-President CoreCommodity Indexes, LLC	Management Company Holding Company Index Licensor
Andrew R. Kaplan	Partner, Executive Vice President, Chief Operating Officer, Chief Legal Officer & Secretary

Executive Vice President, Chief Operating Officer, Chief Legal Officer & Secretary

CoreManagement, LLC

Executive Vice President, Chief Operating Officer, Chief Legal Officer & Secretary

CoreCommodity Capital, LLC

Executive Vice President, Chief Operating Officer, Chief Legal Officer & Secretary

CoreCommodity Indexes, LLC

Management Company Holding Company Index Licensor
Todd A. Streichler	Partner, Managing Director, Chief Financial Officer	Managing Director, Chief Financial Officer CoreCommodity Capital, LLC Managing Director, Chief Financial Officer CoreCommodity Indexes, LLC	Holding Company Index Licensor
Michael S. Kaplan	Partner, Director of Operations	Partner, Director of Operations & Technology CoreCommodity Capital Partner, Director of Operations & Technology CoreCommodity Indexes, LLC	Holding Company Index Licensor
Michael S. Sheehy	Managing Director & Chief Compliance Officer	Managing Director & Chief Compliance Officer CoreCommodity Capital, LLC Managing Director & Chief Compliance Officer CoreCommodity Indexes, LLC	Holding Company Index Licensor

*	The principal business address for each of the CoreCommodity Management, LLC representatives is: 680 Washington Boulevard, 11th Floor, Stamford, Connecticut 06901.

RIVERFRONT INVESTMENT GROUP, LLC

Name*	Position with RiverFront Investment Group, LLC	Other Business Connections	Type of Business
Rod Smyth	Chairman of the Board

Virginia Retirement System (VRS) – Chairman, Investment Advisory Committee

Deep Run Hunt Club: Joint Master of Foxhounds of Deep Run Hunt Club

XBrain: Board Member. XBrain is a Richmond, VA based start-up business for advanced materials.

Financial Services Private organization Private organization

Doug Sandler, CFA	Vice Chairman of the Board	Consultant to Trolley Fund: Trolley Fund is a private fund that will invest/provide capital for private small start-up companies (no public entities) in the Richmond area, Doug is part of an advisory committee that will provide advice to the owners/management of the businesses that the fund is invested in.	Private Fund
Peter J. Quinn, Jr.	President & Chief Executive Officer, Board Director	Mr. Mac Foundation Board Member Virginia Institute of Marine Science	Private Non-Profit organization Private Non-Profit Organization
Karrie Southall, CIPM	Chief Operating Officer, Partner, Board Director

Board Member: College Foundation Richmond Regional Board of the University of Virginia

Board Member: Connor’s Heroes

Board Member: Children’s Home Society

Board Member: Gamma Investing. Registered Investment Adviser providing Direct Indexing services

Non Profit Organization Non Profit Organization Non Profit Organization Private LLC
Julie Gibbs	Chief Compliance Officer	NA	N/A
Adam Grossman, CFA	Global Equity CIO, Partner,	Board Member: Richmond Retirement System	Non-Profit, industry Organization
Chris Konstantinos, CFA	Chief Investment Strategist, Managing Partner, Board Director	Memorial Fund Board Treasurer. Board reviews the investment policy and investment strategy of the endowment for Children's Home Society, a non-profit charity in central VA that attempts to permanently place at risk children in loving homes.	Non-Profit Organization
Kevin Nicholson, CFA	Fixed Income CIO, Partner	Richmond Retirement System (Member of the Investment Advisory Committee) Virginia Foundation for Public Media (Board member, Investment Committee) Northern Neck Insurance Company (Board Member)	Non-Profit Organization Non-Profit Organization Financial Services

*	The principal business address for each of the RiverFront representatives is: 1214 East Cary Street, Richmond, VA 23219.

Kotak MAhindra ASSET MANAGEMENT (SINGAPORE) PTE Ltd.

EXECUTIVE DIRECTORS

Name*	Position with Kotak-Mahindra	Other Business Connections	Type of Business
Nitin Jain	Director & CEO, Kotak Mahindra Asset Management (Singapore) Pte Ltd.	Not Applicable	Not Applicable

*	The principal business address for Kotak Mahindra Asset Management (Singapore) Pte Ltd. is: 16 Raffles Quay, #35-02 Hong Leong Building, Singapore 048581.

DISCIPLINED GROWTH INVESTORS INC.

Name*	Position with Disciplined Investors, Inc.	Other Business Connections	Type of Business
Fred Martin	Director and President	Compass Investors LP – Special Limited Partner Navigator Investors, LP – Managing General Partner Inspired Investment Leadership – President	Financial Services Financial Services Foundation
Rob Nicoski	Lead Portfolio Manager	None	N/A
Nick Hansen	Lead Portfolio Manager	Anywhere Apparel – Co-owner	Clothing Manufacture/Retail
Jason Lima	Lead Portfolio Manager	None	N/A

*	The principal business address for each of Disciplined Growth Investors, Inc. representatives is: Fifth Street Towers, Suite 2550, 150 South Fifth Street, Minneapolis, MN 55402.

SEAFARER CAPITAL PARTNERS, LLC

Name*	Position with Seafarer Capital Partners, LLC	Other Business Connections	Type of Business
Nicholas Borst	Vice President and Director of China Research	N/A	N/A
Brent Clayton	Co-Portfolio Manager	N/A	N/A
Chris Clayton	Director of Trading	N/A	N/A
Daniel Duncan	Managing Director, Business Development and Client Services	N/A	N/A
Paul Espinosa	Portfolio Manager	N/A	N/A
Andrew Foster	Chief Investment Officer, Portfolio Manager	N/A	N/A

Michelle Foster	Chief Executive Officer	N/A	N/A
Kate Jaquet	Co-Portfolio Manager	N/A	N/A
Kevin Lammert	Chief Financial Officer	N/A	N/A
David Lenik	Chief Compliance Officer and Fund Administration Manager	N/A	N/A
Alex Lusherovich	Managing Director, Trading and Operations	N/A	N/A
Lydia So	Portfolio Manager	N/A	N/A

*	The principal business address for each of the Seafarer Capital Partners, LLC representatives is: 60 E. Sir Francis Drake Blvd., Suite 200, Larkspur, CA 94939.

EMERALD MUTUAL FUNDS ADVISERS TRUST

Name*	Position with Emerald Mutual Funds Advisers Trust	Other Business Connections	Type of Business
Kenneth Mertz	President, Chief Investment Officer and Portfolio Manager	President, Portfolio Manager (since 1/1/92) Emerald Advisers, LLC. 3175 Oregon Pike Leola, PA 17540 Portfolio Manager Emerald Separate Account Management, LLC 3175 Oregon Pike Leola, PA 17540	Investment adviser Investment adviser
Daniel Moyer	Executive Vice President

Executive Vice President, Managing Director
(since 10/1/1992) and Assistant Secretary
Emerald Advisers, LLC.
3175 Oregon Pike
Leola, PA 17540

Managing Director (since 8/7/2009), Secretary and
Treasurer
Emerald Separate Account Management, LLC
3175 Oregon Pike
Leola, PA 17540

Executive Vice President, Secretary and Treasurer
Emerald Asset Management PA, LLC.
3175 Oregon Pike
Leola, PA 17540

Investment adviser Investment adviser Holding company

James Meehan	Chief Compliance Officer

Chief Compliance Officer
(since 5/1/2009)

Emerald Advisers, LLC.

3175 Oregon Pike

Leola, PA 17540

Chief Compliance Officer
(since 8/7/2009)

Emerald Separate Account Management, LLC

3175 Oregon Pike

Leola, PA 17540

Chief Compliance Officer
(since 9/30/2015)

EmStone Advisers, LLC

3175 Oregon Pike

Leola, PA 17540

Investment adviser Investment adviser Investment adviser
Stacey Sears	Senior Vice President, Secretary and Portfolio Manager	Senior Vice President, Portfolio Manager (since 10/1/1992) Emerald Advisers, LLC. 3175 Oregon Pike Leola, PA 17540	Investment adviser

Steven Russell, Esq.	Portfolio Manager, Emerald Finance and Banking Innovation Fund	Portfolio Manager and Senior Research Analyst, Emerald Advisers, LLC. 3175 Oregon Pike Leola, PA 17540 Portfolio Manager Emerald Separate Account Management, LLC 3175 Oregon Pike Leola, PA 17540	Investment adviser Investment adviser
Joseph Garner	Director of Research, Portfolio Manager, Emerald Growth Fund	Director of Research Emerald Advisers, LLC. 3175 Oregon Pike Leola, PA 17540	Investment adviser
David Volpe, CFA	Portfolio Manager, Emerald Insights Fund

Deputy Chief Investment Officer, Portfolio Manager, Managing Director

Emerald Advisers, LLC.

3175 Oregon Pike

Leola, PA 17540

President

Emerald Asset Management PA, LLC.

3175 Oregon Pike

Leola, PA 17540

Investment adviser Holding company
Stephen Amsterdam	Portfolio Manager, Emerald Insights Fund	Senior Research Analyst, Portfolio Manager Emerald Advisers, LLC. 3175 Oregon Pike Leola, PA 17540	Investment adviser

*	The principal business address for each of the Emerald Mutual Funds Advisers Trust representatives is: 3175 Oregon Pike, Leola, PA 17540.

SMITH CAPITAL INVESTORS, LLC

Name*	Position with Smith Capital Investors, LLC	Other Business Connections	Type of Business
R. Gibson Smith	Managing Member	ETF Action (Advisor Board) Triple Black Slopes (Trustee)	Fintech Real Estate
Roberta O. Tucker	Chief Compliance Officer	None	N/A

*	The principal business address for each of the Smith Capital Investors, LLC representatives is: 1430 Blake Street, Denver, Colorado 80202.

ETF Action

4231 W 32ND Ave

Denver, CO 80212

Triple Black Slopes

8 Alexander Lane

Greenwood Village, CO 80121

Item 32.	Principal Underwriters.

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies:

1290 Funds

1WS Credit Income Fund

abrdn ETFs Accordant ODCE Index Fund

Alpha Alternative Assets Fund

ALPS Series Trust

Alternative Credit Income Fund

Apollo Diversified Credit Fund

Apollo Diversified Real Estate Fund

AQR Funds

Axonic Alternative Income Fund

Axonic Funds

BBH Trust

Bluerock High Income Institutional Credit Fund

Bluerock Total Income+ Real Estate Fund

Brandes Investment Trust

Bridge Builder Trust

Cambria ETF Trust

Centre Funds

CION Ares Diversified Credit Fund

Columbia ETF Trust

Columbia ETF Trust I

Columbia ETF Trust II

CRM Mutual Fund Trust

DBX ETF Trust

Emerge ETF Trust

ETF Series Solutions (Vident Series)

Financial Investors Trust

Firsthand Funds

Flat Rock Core Income Fund

Flat Rock Opportunity Fund

FS Credit Income Fund

FS Energy Total Return Fund

FS Multi-Alternative Income Fund

FS Series Trust

FS MVP Private Markets Fund

Goehring & Rozencwajg Investment Funds

Goldman Sachs ETF Trust

Goldman Sachs ETF Trust II

Graniteshares ETF Trust

Hartford Funds Exchange-Traded Trust

Heartland Group, Inc.

IndexIQ Active ETF Trust

IndexIQ ETF Trust

Investment Managers Series Trust II (AXS-Advised Funds)

Janus Detroit Street Trust

Lattice Strategies Trust

Litman Gregory Funds Trust

Manager Directed Portfolios (Spyglass Growth Fund)

Meridian Fund, Inc.

Natixis ETF Trust

Natixis ETF Trust II

Opportunistic Credit Interval Fund

PRIMECAP Odyssey Funds

Principal Exchange-Traded Funds

RiverNorth Funds

RiverNorth Opportunities Fund, Inc.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

RiverNorth Opportunistic Municipal Income Fund, Inc.

RiverNorth Managed Duration Municipal Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund, Inc.

RiverNorth Capital and Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund II, Inc.

SPDR Dow Jones Industrial Average ETF Trust

SPDR S&P 500 ETF Trust

SPDR S&P MidCap 400 ETF Trust

Sprott Funds Trust

Stone Ridge Longevity Risk Premium Fixed Income Trust

Stone Ridge Trust

Stone Ridge Trust II

Stone Ridge Trust IV

Stone Ridge Trust V

Stone Ridge Trust VIII

The Arbitrage Funds

Themes ETF Trust

Thrivent ETF Trust

USCF ETF Trust

Valkyrie ETF Trust II

Wasatch Funds

WesMark Funds

Wilmington Funds

X-Square Balanced Fund

X-Square Series Trust

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian N. Schell**	Vice President and Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Hilary Quinn	Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.
***	The principal business address for Mr. White is 4 Times Square, New York, NY 10036.
^	The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105.
^^	The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095.

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the following offices: (1) ALPS Distributors, Inc. and ALPS Portfolio Solutions Distributor, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203; (2) ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203; (3) Vulcan Value Partners, LLC, 2801 Highway 280 South, Suite 300, Birmingham, AL 35223; (4) CoreCommodity Management, LLC, 680 Washington Blvd., 11th Floor, Stamford, Connecticut 06901; (5) RiverFront Investment Group, LLC, 1214 East Cary Street, Richmond, VA 23219; and (6) Kotak Mahindra Asset Management (Singapore) Pte Ltd. is: 16 Raffles Quay, #35-02 Hong Leong Building, Singapore 048581; (7) Disciplined Growth Investors, Inc., Fifth Street Towers, Suite 2550, 150 South Fifth Street, Minneapolis, MN 55402; (8) Seafarer Capital Partners, LLC, 900 Larkspur Landing Circle, Suite 115, Larkspur, CA 94939; (9) Emerald Mutual Fund Advisers Trust, 3175 Oregon Pike, Leola, PA 17540; (10) Smith Capital Investors, LLC, 1430 Blake Street, Denver, Colorado 80202.

Item 34.	Management Services.

Not applicable.

Item 35.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 274 of its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, and State of Colorado, on the 16th day of August, 2024.

FINANCIAL INVESTORS TRUST
(Registrant)

By:	/s/ Lucas Foss
Lucas Foss
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Edmund J. Burke	Trustee	August 16, 2024
Edmund J. Burke*

/s/ Jeremy W. Deems	Trustee	August 16, 2024
Jeremy W. Deems*

/s/ Mary K. Anstine	Trustee	August 16, 2024
Mary K. Anstine*

/s/ Jerry G. Rutledge	Trustee	August 16, 2024
Jerry G. Rutledge*

/s/ Michael "Ross" Shell	Chairman and Trustee	August 16, 2024
Michael "Ross" Shell*

/s/ Lucas Foss	President, Principal Executive Officer	August 16, 2024
Lucas Foss

/s/ Jennell Panella	Treasurer, Principal Financial Officer, Principal Accounting Officer	August 16, 2024
Jennell Panella

*	Signature affixed by Brendan Hamill pursuant to a power of attorney dated June 11, 2024.

EXHIBITS

(h)(21)	Transfer Agency and Service Agreement dated July 5, 2024 between Registrant and State Street Bank & Trust Company with respect to the ALPS | CoreCommodity Natural Resources ETF
(h)(62)	Expense Agreement dated June 11, 2024 between Registrant and Emerald Mutual Fund Advisers Trust with respect to the Emerald Growth Fund, Emerald Finance and Banking Innovation Fund and Emerald Insights Fund
(h)(73)	CoreCommodity Management Cayman Commodity Fund Ltd. Appointment of Agent for Service of Process
(h)(74)	Services Agreement dated July 11, 2024 between Registrant and ALPS Fund Services, Inc.
(i)(4)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, with respect to the Emerald Growth Fund, Emerald Finance and Banking Innovation Fund and Emerald Insights Fund
(j)(7)	Consent of Independent Registered Public Accounting Firm, with respect to the Emerald Growth Fund, Emerald Finance and Banking Innovation Fund and Emerald Insights Fund
(j)(8)	Consent of Independent Registered Public Accounting Firm, with respect to the Emerald Growth Fund, Emerald Finance and Banking Innovation Fund and Emerald Insights Fund